UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Multi-Strategy Alternatives Portfolio

Goldman Sachs Trend Driven Allocation Fund

Semi-Annual Report

June 30, 2023

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES PORTFOLIO

∎	GOLDMAN SACHS TREND DRIVEN ALLOCATION FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust – Goldman Sachs VIT Multi-Asset Strategies Funds

The following are highlights both of key factors affecting the global capital markets and of any key changes made to the Goldman Sachs VIT Multi Asset Strategies Funds (the “Funds”) during the six months ended June 30, 2023 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

•	Overall, the global capital markets generated gains during the Reporting Period.

•	Global equities, as represented by the MSCI All Country World Index (Net, USD, Unhedged), returned 13.93%.

•	Global fixed income, as represented by the Bloomberg Global Aggregate Index (Gross, USD, Hedged), returned 2.97%.

•

During the first quarter of 2023, when the Reporting Period started, investors focused on the evolution of the European energy crisis, the speed of China’s economic reopening and the pace of disinflation in the U.S.

•

U.S. inflation was not moderating as quickly as U.S. Federal Reserve (“Fed”) policymakers had hoped, and they maintained a hawkish stance, raising short-term interest rates twice during the quarter — by 25 basis points each time. (Hawkish tends to suggest higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.)

•

In March 2023, investor sentiment was dominated by worries about the U.S. and European banking sectors. Swift responses from U.S. and European policymakers rather quickly calmed nerves, but the turmoil made the Fed’s decisions on interest rates more complex given its objective of mitigating downside risks to economic growth while combating persistent inflation amid a tight labor market.

•

Investor concerns about a potential European energy crisis eased, while China’s economy continued to reopen after the Chinese government had finally lifted its stringent zero-COVID policy in January 2023.

•	For the first quarter overall, global equities generated solidly positive returns, with developed markets equities outperforming emerging markets equities.

•	There was substantial dispersion of returns across broad equity indices, with growth equities materially outperforming value equities.

•	Within developed equity markets, non-U.S. equities outpaced U.S. equities.

•	In the U.S. equity market, information technology equities broadly outperformed financials and energy equities.

•	As for global fixed income, yields broadly declined during the first quarter, leading to positive bond returns.

•	Late in the quarter, turmoil in the U.S. and European banking sectors drove a broad flight to quality in government securities.

•	During the second quarter of 2023, as economic growth remained resilient, many market participants reconsidered their previous expectations of a global economic slowdown.

•	Central banks focused on combating inflation, which decreased but remained elevated.

•	The Fed raised interest rates by another 25 basis points, while the European Central Bank and Bank of England raised interest rates 50 basis points and 75 basis points, respectively.

•

In June 2023, according to the Fed’s median dot plot projection, policymakers increased their estimate for the peak federal funds rate to 5.6%, up from 5.1% in March. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.)

1

MARKET REVIEW

•

For the second quarter overall, global equities recorded positive returns, with developed markets equities outperforming emerging markets equities on the back of better than consensus expected first quarter corporate earnings in the developed markets.

•	European equities, while posting positive returns, underperformed other developed equity markets, such as Japan and the U.S.

•

In the U.S., equity gains were fueled by rallies in the information technology and consumer discretionary sectors. The advance in the technology sector was driven in part by market expectations of artificial intelligence (“AI”) potential and the growing demand for AI processors.

•	Regarding global fixed income, performance was broadly negative during the second quarter as bond yields increased.

•	Duration-sensitive assets sold off as higher interest rates and expectations for further monetary policy tightening weighed on market sentiment.

•	As banking sector stress eased during the quarter, non-government bond sectors strengthened.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

2

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023 – June 30, 2023	Fund Total Return (based on NAV)[1]	ICE BAML 3-Mo US Treasury Bill Index[2]
Institutional	3.41%	2.27%
Service	3.41	2.27
Advisor	3.19	2.27

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofA 3-Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

The comparison to the ICE BofA 3-Month U.S. Treasury Bill Index is a means of emphasizing that the Fund has an unconstrained strategy. The Fund employs a benchmark agnostic strategy. Benchmark performance may not be comparable to the Fund’s performance.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS4

Percentage of Net Assets

[4]

The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Fund. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

Trend Driven Allocation Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023 – June 30, 2023	Fund Total Return (based on NAV)[1]	60% MSCI World / 40% Bloomberg U.S. Treasury Index[2]	MSCI World Index (Net, USD, Hedged)[3]	Bloomberg U.S. Treasury Index (Total Return, USD, Unhedged)[4]
Institutional	11.13%	9.89%	15.66%	1.59%
Service	10.91	9.89	15.66	1.59

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s blended benchmark index is comprised of 60% the MSCI World Index and 40% the Bloomberg U.S. Treasury Index. It is not possible to invest directly in an unmanaged index.

[3]

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an unmanaged index.

[4]

Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

FUND COMPOSITION5

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

June 30, 2023 (Unaudited)

Shares			Description	Value

Underlying Funds (Class R6 Shares)(a) – 82.3%
Equity – 16.2%
	380,143		Goldman Sachs Emerging Markets Equity Insights Fund	$3,025,942
	232,763		Goldman Sachs Global Infrastructure Fund	2,839,705
	10,267		Goldman Sachs Energy Infrastructure Fund	111,298

				5,976,945

Fixed Income – 66.1%
	849,075		Goldman Sachs Long Short Credit Strategies Fund	6,537,878
	557,648		Goldman Sachs Managed Futures Strategy Fund	5,676,854
	487,910		Goldman Sachs Emerging Markets Debt Fund	4,415,581
	519,115		Goldman Sachs High Yield Fund	2,813,605
	231,931		Goldman Sachs High Yield Floating Rate Fund	2,034,033
	194,610		Goldman Sachs Core Fixed Income Fund	1,786,518
	121,685		Goldman Sachs Strategic Income Fund	1,082,998

				24,347,467

	TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
	(Cost $30,521,642)			$30,324,412

Exchange Traded Funds(a) – 6.1%
	15,147		Goldman Sachs MarketBeta International Equity ETF	$780,676
	24,031		Goldman Sachs MarketBeta US Equity ETF	1,458,442

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $1,937,155)			$2,239,118

Shares		Dividend Rate		Value

Investment Companies (Institutional Shares)(a) – 9.7%
Goldman Sachs Financial Square Government Fund
1,766,059		5.022%		$1,766,059
Goldman Sachs VIT Government Money Market Fund
1,794,388		5.021		1,794,388

Total Investment Companies
(Cost $3,560,447)				$3,560,447

TOTAL INVESTMENTS – 98.1%
(Cost $36,019,244)				$36,123,977

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%				700,905

NET ASSETS – 100.0%				$36,824,882

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 10 Year Note	9	09/20/23	$1,010,813	$(17,261)
U.S. Treasury 2 Year Note	7	09/29/23	1,423,734	(18,129)

Total Futures Contracts				$(35,390)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At June 30, 2023, the Fund had the following purchased option contracts:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)

Purchased options contracts:

Calls
3 Month Secured Overnight Financing Rate	97.25 USD	09/15/2023	11	$2,601,500	$344	$15,164	$(14,821)
3 Month Secured Overnight Financing Rate	97.50 USD	12/15/2023	29	4,683,500	1,994	35,748	(33,754)
3 Month Secured Overnight Financing Rate	95.00 USD	03/15/2024	8	1,897,700	8,300	23,424	(15,124)
3 Month Secured Overnight Financing Rate	97.75 USD	03/15/2024	46	10,911,775	6,037	54,441	(48,403)
3 Month Secured Overnight Financing Rate	98.50 USD	06/14/2024	15	3,571,500	2,250	2,285	(35)
3 Month Secured Overnight Financing Rate	97.25 USD	06/14/2024	8	1,904,800	3,150	7,667	(4,517)
3 Month Secured Overnight Financing Rate	97.75 USD	06/14/2024	40	9,524,000	11,000	53,460	(42,460)
3 Month Secured Overnight Financing Rate	97.25 USD	12/13/2024	21	5,038,687	16,800	33,519	(16,718)
3 Month Secured Overnight Financing Rate	96.25 USD	12/13/2024	1	239,938	1,519	1,574	(56)
3 Month Secured Overnight Financing Rate	97.00 USD	03/14/2025	18	4,329,450	20,587	23,892	(3,304)
3 Month Secured Overnight Financing Rate	97.25 USD	03/14/2025	18	4,329,450	17,550	32,665	(15,115)
3 Month Secured Overnight Financing Rate	96.50 USD	03/14/2025	1	240,525	1,575	1,693	(118)
3 Month Secured Overnight Financing Rate	97.25 USD	06/13/2025	24	5,781,600	26,700	29,712	(3,012)
3 Month Secured Overnight Financing Rate	97.50 USD	09/12/2025	28	6,752,200	28,350	31,565	(3,215)
3 Month Secured Overnight Financing Rate	97.50 USD	12/12/2025	26	6,274,775	28,275	31,260	(2,985)
3 Month Secured Overnight Financing Rate	96.63 USD	06/13/2025	1	240,900	1,669	1,723	(54)
3 Month Secured Overnight Financing Rate	96.63 USD	09/12/2025	1	241,150	1,806	1,860	(54)
3 Month Secured Overnight Financing Rate	95.38 USD	03/15/2024	5	1,186,063	3,969	15,921	(11,952)
3 Month Secured Overnight Financing Rate	95.38 USD	06/14/2024	5	1,190,500	6,844	18,376	(11,532)
3 Month Secured Overnight Financing Rate	95.38 USD	09/13/2024	5	1,195,375	9,844	20,390	(10,547)
3 Month Secured Overnight Financing Rate	95.13 USD	06/14/2024	4	952,400	6,425	14,119	(7,694)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)
3 Month Secured Overnight Financing Rate	97.25 USD	09/13/2024	12	$2,868,900	$7,275	$15,979	$(8,704)
3 Month Secured Overnight Financing Rate	95.25 USD	09/13/2024	4	956,300	8,500	15,996	(7,496)

3 Month Secured Overnight Financing Rate	96.00 USD	09/13/2024	1	239,075	1,356	1,421	(65)

TOTAL				$77,152,063	$222,119	$483,854	$(261,735)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Exchange Traded Funds – 25.2%
83,765	iShares Core S&P 500 ETF	$37,334,898
84,300	Vanguard S&P 500 ETF	34,333,704

TOTAL EXCHANGE TRADED FUNDS
(Cost $46,207,643)		$71,668,602

Shares	Dividend Rate	Value

Investment Companies (Institutional Shares)(a) – 49.6%
Goldman Sachs Financial Square Government Fund
56,629,654	5.022%	$56,629,654
Goldman Sachs Financial Square Treasury Instruments Fund
28,025,039	4.997	28,025,039
Goldman Sachs Financial Square Treasury Obligations Fund
28,025,854	5.000	28,025,854
Goldman Sachs Financial Square Treasury Solutions Fund
28,025,039	4.993	28,025,039

Total Investment Companies
(Cost $140,705,586)		$140,705,586

TOTAL INVESTMENTS – 74.8%
(Cost $186,913,229)		$212,374,188

OTHER ASSETS IN EXCESS OF LIABILITIES – 25.2%		71,554,809

NET ASSETS – 100.0%		$283,928,997

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	418	09/15/23	$20,192,510	$108,855
FTSE 100 Index	89	09/15/23	8,524,164	(94,161)
S&P 500 E-Mini Index	378	09/15/23	84,827,925	1,899,479
TOPIX Index	80	09/07/23	12,685,124	348,758
U.S. Treasury 10 Year Note	767	09/20/23	86,143,688	(1,398,505)

Total Futures Contracts				$864,426

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Assets and Liabilities

June 30, 2023 (Unaudited)

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Assets:
Investments in unaffiliated issuers, at value (cost $0 and $46,207,643, respectively)	$—	$71,668,602
Investments in affiliated issuers, at value (cost $36,019,244 and $140,705,586, respectively)	36,123,977	140,705,586
Purchased Options, at value (premiums paid $483,854 and $—, respectively)	222,119	—
Cash	555,484	60,828,900
Foreign currency, at value (cost $— and $205,882, respectively)	—	216,246
Receivables:
Reimbursement from investment adviser	13,235	21,437
Fund shares sold	4,641	214,502
Due from broker	3,548	9,011,007
Dividends	—	473,933
Variation margin on futures contracts	841	1,378,893
Other assets	577	653

Total assets	36,924,422	284,519,759

Liabilities:
Payables:
Distribution and Service fees and Transfer Agency fees	29,614	69,393
Fund shares redeemed	12,560	283,010
Management fees	—	147,388
Accrued expenses	57,366	90,971

Total liabilities	99,540	590,762

Net Assets:
Paid-in capital	39,892,784	287,642,693
Total distributable earnings (loss)	(3,067,902)	(3,713,696)

NET ASSETS	$36,824,882	$283,928,997
Net Assets:
Advisor	$23,579,307	$—
Institutional	1,943,872	432,034
Service	11,301,703	283,496,963

Total Net Assets	$36,824,882	$283,928,997
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Advisor	2,605,667	—
Institutional	213,362	38,653
Service	1,241,061	25,580,525
Net asset value, offering and redemption price per share:
Advisor	$9.05	$—
Institutional	9.11	11.18
Service	9.11	11.08

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Investment income:
Dividends — affiliated Underlying Funds	$667,409	$3,186,919
Dividends — unaffiliated issuers	603	671,158
Securities lending income — affiliated issuer	5,794	—

Total investment income	673,806	3,858,077

Expenses:
Distribution and/or Service (12b-1) fees(a)	59,588	342,595
Custody, accounting and administrative services	34,494	26,325
Professional fees	27,961	44,408
Management fees	26,832	1,084,446
Printing and mailing costs	15,711	17,442
Trustee fees	13,354	19,517
Transfer Agency fees(a)	3,578	27,454
Other	10,290	22,869

Total expenses	191,808	1,585,056

Less — expense reductions	(94,213)	(333,756)

Net expenses	97,595	1,251,300

NET INVESTMENT INCOME	576,211	2,606,777

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	10,585	1,317,730
Investments — affiliated Underlying Funds	(109,979)	—
Futures contracts	22,113	9,756,077
Purchased options	(82,432)	—
Foreign currency transactions	20	102,477
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	—	9,125,368
Investments — affiliated Underlying Funds	874,007	—
Futures contracts	(29,169)	6,107,626
Purchased Options	(37,286)	—
Forward foreign currency exchange contracts	150	—
Foreign currency translations	(1,590)	(276,542)

Net realized and unrealized gain	646,419	26,132,736

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,222,630	$28,739,513

(a) Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Advisor	Service	Advisor	Institutional	Service
Multi-Strategy Alternatives Portfolio	$45,972	$13,616	$2,299	$190	$1,089
Trend Driven Allocation Fund	—	342,595	—	47	27,407

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Changes in Net Assets

	Multi-Strategy Alternatives Portfolio		Trend Driven Allocation Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:
Net investment income	$576,211	$1,559,129	$2,606,777	$404,319
Net realized gain (loss)	(159,693)	(3,743,647)	11,176,284	(33,971,393)
Net change in unrealized gain (loss)	806,112	(1,315,124)	14,956,452	(32,715,194)

Net increase (decrease) in net assets resulting from operations	1,222,630	(3,499,642)	28,739,513	(66,282,268)

Distributions to shareholders:
From distributable earnings:
Advisor Shares	—	(806,855)	—	—
Institutional Shares	—	(84,430)	—	(20,604)
Service Shares	—	(388,859)	—	(10,871,371)

Total distributions to shareholders	—	(1,280,144)	—	(10,891,975)

From share transactions:
Proceeds from sales of shares	4,498,041	76,038,713	7,456,106	25,924,207
Reinvestment of distributions	—	1,280,144	—	10,891,975
Cost of shares redeemed	(5,654,979)	(65,417,529)	(19,706,097)	(49,855,165)

Net increase (decrease) in net assets resulting from share transactions	(1,156,938)	11,901,328	(12,249,991)	(13,038,983)

TOTAL INCREASE (DECREASE)	65,692	7,121,542	16,489,522	(90,213,226)

Net Assets:

Beginning of period	36,759,190	29,637,648	267,439,475	357,652,701

End of period	$36,824,882	$36,759,190	$283,928,997	$267,439,475

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data:

Net asset value, beginning of period	$8.81		$9.77	$9.46	$9.02	$8.51	$9.39

Net investment income(a)(b)	0.16		0.38	0.23	0.25	0.30	0.24

Net realized and unrealized gain (loss)	0.14		(0.99)	0.25	0.39	0.48	(0.87)

Total from investment operations	0.30		(0.61)	0.48	0.64	0.78	(0.63)

Distributions to shareholders from net investment income	—		(0.35)	(0.17)	(0.20)	(0.27)	(0.25)

Net asset value, end of period	$9.11		$8.81	$9.77	$9.46	$9.02	$8.51

Total Return(c)	3.41%		(6.24)%	5.03%	7.05%	9.11%	(6.74)%

Net assets, end of period (in 000’s)	$1,944		$2,203	$2,515	$1,520	$1,309	$745

Ratio of net expenses to average net assets(d)	0.21	%(e)	0.20%	0.22%	0.21%	0.25%	0.22%

Ratio of total expenses to average net assets(d)	0.74	%(e)	0.69%	1.02%	1.39%	1.60%	1.57%

Ratio of net investment income to average net assets	3.55	%(e)	4.08%	2.29%	2.73%	3.30%	2.62%

Portfolio turnover rate(f)	14%		199%	25%	5%	26%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data:

Net asset value, beginning of period	$8.81		$9.76	$9.45	$9.02	$8.52	$9.41

Net investment income(a)(b)	0.15		0.31	0.20	0.23	0.32	0.28

Net realized and unrealized gain (loss)	0.15		(0.95)	0.26	0.38	0.43	(0.93)

Total from investment operations	0.30		(0.64)	0.46	0.61	0.75	(0.65)

Distributions to shareholders from net investment income	—		(0.31)	(0.15)	(0.18)	(0.25)	(0.24)

Net asset value, end of period	$9.11		$8.81	$9.76	$9.45	$9.02	$8.52

Total Return(c)	3.41%		(6.54)%	4.84%	6.70%	8.82%	(6.93)%

Net assets, end of period (in 000’s)	$11,302		$11,356	$6,538	$3,472	$2,857	$811

Ratio of net expenses to average net assets(d)	0.46	%(e)	0.45%	0.47%	0.46%	0.51%	0.47%

Ratio of total expenses to average net assets(d)	0.99	%(e)	0.88%	1.28%	1.65%	1.86%	1.95%

Ratio of net investment income to average net assets	3.31	%(e)	3.34%	2.04%	2.51%	3.54%	3.08%

Portfolio turnover rate(f)	14%		199%	25%	5%	26%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data:

Net asset value, beginning of period	$8.77		$9.73	$9.42	$8.99	$8.49	$9.36

Net investment income(a)(b)	0.14		0.37	0.18	0.20	0.24	0.17

Net realized and unrealized gain (loss)	0.14		(1.01)	0.26	0.39	0.49	(0.83)

Total from investment operations	0.28		(0.64)	0.44	0.59	0.73	(0.66)

Distributions to shareholders from net investment income	—		(0.32)	(0.13)	(0.16)	(0.23)	(0.21)

Net asset value, end of period	$9.05		$8.77	$9.73	$9.42	$8.99	$8.49

Total Return(c)	3.19%		(6.61)%	4.66%	6.56%	8.60%	(7.09)%

Net assets, end of period (in 000’s)	$23,579		$23,200	$20,585	$17,698	$15,410	$13,460

Ratio of net expenses to average net assets(d)	0.61	%(e)	0.60%	0.62%	0.61%	0.64%	0.62%

Ratio of total expenses to average net assets(d)	1.14	%(e)	1.09%	1.44%	1.79%	2.01%	1.93%

Ratio of net investment income to average net assets	3.15	%(e)	3.99%	1.89%	2.28%	2.61%	1.92%

Portfolio turnover rate(f)	14%		199%	25%	5%	26%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Trend Driven Allocation Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data:

Net asset value, beginning of period	$10.06		$12.92	$12.61	$12.32	$11.65	$12.46

Net investment income (loss)(a)	0.11		0.07	(0.04)	0.02	0.15	0.14

Net realized and unrealized gain (loss)	1.01		(2.51)	2.10	0.52	1.28	(0.64)

Total from investment operations	1.12		(2.44)	2.06	0.54	1.43	(0.50)

Distributions to shareholders from net investment income	—		—	—	(0.07)	(0.22)	(0.12)

Distributions to shareholders from net realized gains	—		(0.42)	(1.75)	(0.18)	(0.54)	(0.19)

Total distributions	—		(0.42)	(1.75)	(0.25)	(0.76)	(0.31)

Net asset value, end of period	$11.18		$10.06	$12.92	$12.61	$12.32	$11.65

Total Return(b)	11.13%		(19.00)%	16.46%	4.35%	12.29%	(4.08)%

Net assets, end of period (in 000’s)	$432		$506	$337	$289	$277	$247

Ratio of net expenses to average net assets	0.66	%(c)	0.66%	0.65%	0.60%	0.59%	0.51%

Ratio of total expenses to average net assets	0.90	%(c)	0.92%	0.87%	0.90%	0.89%	0.86%

Ratio of net investment income (loss) to average net assets	2.15	%(c)	0.63%	(0.32)%	0.13%	1.18%	1.13%

Portfolio turnover rate(d)	6%		344%	12%	168%	61%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Trend Driven Allocation Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data:

Net asset value, beginning of period	$9.99		$12.86	$12.59	$12.30	$11.64	$12.45

Net investment income (loss)(a)	0.10		0.02	(0.08)	(0.01)	0.11	0.08

Net realized and unrealized gain (loss)	0.99		(2.47)	2.10	0.51	1.28	(0.62)

Total from investment operations	1.09		(2.45)	2.02	0.50	1.39	(0.54)

Distributions to shareholders from net investment income	—		—	—	(0.03)	(0.19)	(0.08)

Distributions to shareholders from net realized gains	—		(0.42)	(1.75)	(0.18)	(0.54)	(0.19)

Total distributions	—		(0.42)	(1.75)	(0.21)	(0.73)	(0.27)

Net asset value, end of period	$11.08		$9.99	$12.86	$12.59	$12.30	$11.64

Total Return(b)	10.91%		(19.16)%	16.17%	4.10%	11.94%	(4.34)%

Net assets, end of period (in 000’s)	$283,497		$266,934	$357,316	$335,784	$345,219	$395,842

Ratio of net expenses to average net assets	0.91	%(c)	0.91%	0.92%	0.85%	0.84%	0.81%

Ratio of total expenses to average net assets	1.16	%(c)	1.17%	1.14%	1.15%	1.14%	1.11%

Ratio of net investment income (loss) to average net assets	1.90	%(c)	0.13%	(0.58)%	(0.12)%	0.91%	0.63%

Portfolio turnover rate(d)	6%		344%	12%	168%	61%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements

June 30, 2023 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Strategy Alternatives	Institutional, Service and Advisor	Diversified
Trend Driven Allocation	Institutional and Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The Multi-Strategy Alternatives Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, the Multi-Strategy Alternatives Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”). The Trend Driven Allocation Fund may invest in one or a combination of the following securities and instruments: pooled investment vehicles, including exchange-traded funds (“ETFs”) and other investment companies; equity securities of U.S. and non-U.S. issuers; U.S. fixed income securities; and derivatives that provide exposure to a broad spectrum of asset classes and geographic regions.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, each Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When the Multi-Strategy Alternatives Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Multi-Strategy Alternatives Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

MULTI-STRATEGY ALTERNATIVES PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income Underlying Funds	$24,347,467	$—	$—
Equity Underlying Funds	5,976,945	—	—
Investment Companies	3,560,447	—	—
Exchange Traded Funds	2,239,118	—	—

Total	$36,123,977	$—	$—

Derivative Type

Assets
Purchased Options	$222,119	$—	$—

Total	$222,119	$—	$—

Derivative Type

Liabilities(a)
Futures Contracts	$(35,390)	$—	$—

Total	$(35,390)	$—	$—

TREND DRIVEN ALLOCATION FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$71,668,602	$—	$—
Investment Companies	140,705,586	—	—

Total	$212,374,188	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$2,357,092	$—	$—

Total	$2,357,092	$—	$—

Derivative Type

Liabilities(a)
Futures Contracts	$(1,492,666)	$—	$—

Total	$(1,492,666)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Strategy Alternatives

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest Rate	—	$—	Variation margin on futures contracts	$(35,390	)(a)
Interest Rate	Purchased options contracts, at value	222,119	—	—

Total		$222,119		$(35,390)

Trend Driven Allocation

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$2,357,092	(a)	Variation margin on futures contracts	$(94,161	)(a)
Interest Rate	—	—		Variation margin on futures contracts	(1,398,505	)(a)

Total		$2,357,092			$(1,492,666)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2023, is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Strategy Alternatives

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	$29,827	$(1,435)
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	(90,146)	(65,020)

Total		$(60,319)	$(66,455)

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

Trend Driven Allocation

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$10,109,265	$6,623,252
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(353,188)	(515,626)

Total		$(9,727,248)	$6,107,626

For the six months ended June 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts(1)
Fund	Futures Contracts	Purchased Options
Multi-Strategy Alternatives	33	258
Trend Driven Allocation	1,759	—

(1)

Amounts disclosed represent average number of contracts for futures and purchased options contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Funds held such derivatives during the six months ended June 30, 2023.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Multi-Strategy Alternatives	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	—	%*
Trend Driven Allocation	0.79	0.71	0.68	0.66	0.65	0.79	0.64	**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the trustees.

**

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the trustees.

The Multi-Strategy Alternatives Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government and Goldman Sachs VIT Government Money Market Funds and Trend Driven Allocation Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2023, GSAM waived $1,980 and $43,960 of the Multi-Strategy Alternatives Portfolio’s and Trend Driven Allocation Fund’s management fee, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Funds has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Multi-Strategy Alternatives Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Multi-Strategy Alternatives Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund are 0.204% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Multi-Strategy Alternatives	$28,813	$65,400	$94,213
Trend Driven Allocation	208,686	125,070	333,756

F.  Line of Credit Facility — As of June 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

G.  Other Transactions with Affiliates — The following table provides information about Goldman Sachs Variable Insurance Trust Trend Driven Allocation Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the six months ended June 30, 2023.

Investment Companies	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
Goldman Sachs Financial Square Government Fund	$53,931,471	$16,672,275	$(13,974,092)	$56,629,654	56,629,654	$1,278,944
Goldman Sachs Financial Square Treasury Instruments Fund	26,776,391	1,248,648	—	28,025,039	28,025,039	623,778
Goldman Sachs Financial Square Treasury Obligations Fund	26,777,206	1,248,648	—	28,025,854	28,025,854	642,099
Goldman Sachs Financial Square Treasury Solutions Fund	26,776,391	1,248,648	—	28,025,039	28,025,039	642,098

Total	$134,261,459	$20,418,219	$(13,974,092)	$140,705,586		$3,186,919

The Multi-Strategy Alternatives Portfolio invests primarily in Class R6 and Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Multi-Strategy Alternatives Portfolio. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2023:

Underlying Funds	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 06/30/2023	Shares as of June 30, 2023	Dividend Income
Goldman Sachs Core Fixed Income Fund	$—	$1,809,770	$—	$—	$(23,252)	$1,786,518	194,610	$9,770
Goldman Sachs Emerging Markets Debt Fund	2,550,458	1,990,909	(200,000)	(10,686)	84,900	4,415,581	487,910	90,909
Goldman Sachs Emerging Markets Equity Insights Fund	1,401,569	1,700,000	(200,000)	(576)	124,949	3,025,942	380,143	—
Goldman Sachs Energy Infrastructure Fund	166,361	2,333	(60,000)	2,337	267	111,298	10,267	2,333
Goldman Sachs Financial Square Government Fund (Institutional Shares)	3,276,259	12,084,659	(13,594,859)	—	—	1,766,059	1,766,059	57,638
Goldman Sachs Global Infrastructure Fund	2,544,911	487,139	(200,000)	8,245	(590)	2,839,705	232,763	37,139

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 06/30/2023	Shares as of June 30, 2023	Dividend Income
Goldman Sachs High Yield Floating Rate Fund	$1,539,318	$669,030	$(200,000)	$(3,986)	$29,671	$2,034,033	231,931	$69,030
Goldman Sachs High Yield Fund	2,057,530	868,042	(150,000)	(10,316)	48,349	2,813,605	519,115	68,042
Goldman Sachs Long Short Credit Strategies Fund	7,094,397	267,121	(900,000)	(63,512)	139,872	6,537,878	849,075	167,121
Goldman Sachs Managed Futures Strategy Fund	4,930,459	1,000,000	(300,000)	(53,486)	99,881	5,676,854	557,648	—
Goldman Sachs MarketBeta US Equity ETF	2,196,208	—	(1,026,923)	(4,804)	293,961	1,458,442	24,031	14,079
Goldman Sachs MarketBeta International Equity ETF	928,624	—	(239,705)	27,362	64,395	780,676	15,147	16,930
Goldman Sachs Strategic Income Fund	1,146,354	25,597	(100,000)	(557)	11,604	1,082,998	121,685	25,597
Goldman Sachs VIT Government Money Market Fund (Institutional Shares) Overlay Fund	6,285,567	108,821	(4,600,000)	—	—	1,794,388	1,794,388	108,821

Total	$36,118,015	$21,013,421	$(21,771,487)	$(109,979)	$874,007	$36,123,977		$667,409

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Strategy Alternatives	$9,451,471	$4,003,801
Trend Driven Allocation	4,511,462	10,349,946

7.    SECURITIES LENDING

The Multi-Strategy Alternatives Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Trend Driven Allocation Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

7.    SECURITIES LENDING (continued)

securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Funds did not have securities on loan as of June 30, 2023.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2023, are reported under Investment Income on the Statements of Operations.

The Funds did not have any securities lending activity with affiliates of Goldman Sachs for the six months ended June 30, 2023.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2023.

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of June 30, 2023
Multi-Strategy Alternatives	$911,315	$3,365,601	$(4,276,916)	$—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

8.    TAX INFORMATION

As of June 30, 2023, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Capital loss carryforwards:
Perpetual Short-term	$(1,748,216)	$(7,200,950)
Perpetual Long-term	(1,812,000)	(30,925,043)
Total Capital loss carryforwards	(3,560,216)	(38,125,993)
Timing differences (Qualified late year ordinary loss deferral and Straddle loss deferral)	$—	$(4,120,292)

As of June 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Strategy Alternatives	Trend Driven
Tax cost	$37,537,223	$188,861,609
Gross unrealized gain	540,466	23,512,579
Gross unrealized loss	(1,953,712)	—
Net unrealized gain (loss)	$(1,413,246)	$23,512,579

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options contracts and foreign currency contracts.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISK

The Funds’ and Underlying Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance,

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

9.    OTHER RISK (continued)

financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Funds or an Underlying Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund or Underlying Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Funds will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of the Multi-Strategy Alternatives Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Multi-Strategy Alternatives Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Multi-Strategy Alternatives Portfolio is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Multi-Strategy Alternatives Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Fund or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s or Underlying Fund’s NAV and liquidity. These transactions may also accelerate the

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

9.    OTHER RISK (continued)

realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s or Underlying Fund’s expense ratio. Similarly, large Fund or an Underlying Fund share purchases may adversely affect a Fund’s or Underlying Fund’s performance to the extent that the Fund or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund or an Underlying Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and/or an Underlying Fund and their investments. Additionally, a Fund and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund and the Underlying Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Strategy Alternatives Portfolio
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	6,683	$59,856	27,388	$258,170
Reinvestment of distributions	—	—	9,562	84,430
Shares redeemed	(43,479)	(385,957)	(44,143)	(411,218)
	(36,796)	(326,101)	(7,193)	(68,618)
Service Shares
Shares sold	298,109	2,657,598	7,434,585	69,525,534
Reinvestment of distributions	—	—	43,989	388,859
Shares redeemed	(345,381)	(3,115,639)	(6,859,851)	(62,785,354)
	(47,272)	(458,041)	618,723	7,129,039
Advisor Share
Shares sold	199,986	1,780,587	680,336	6,255,009
Reinvestment of distributions	—	—	91,792	806,855
Shares redeemed	(240,858)	(2,153,383)	(240,786)	(2,220,957)
	(40,872)	(372,796)	531,342	4,840,907

NET INCREASE (DECREASE)	(124,940)	$(1,156,938)	1,142,872	$11,901,328

	Trend Driven Allocation Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,130	$12,091	25,026	$296,816
Reinvestment of distributions	—	—	1,959	20,604
Shares redeemed	(12,758)	(136,606)	(2,759)	(30,602)
	(11,628)	(124,515)	24,226	286,818
Service Shares
Shares sold	705,089	7,444,015	2,260,227	25,627,391
Reinvestment of distributions	—	—	1,041,319	10,871,371
Shares redeemed	(1,851,284)	(19,569,491)	(4,360,235)	(49,824,563)
	(1,146,195)	(12,125,476)	(1,058,689)	(13,325,801)

NET INCREASE (DECREASE)	(1,157,823)	$(12,249,991)	(1,034,463)	$(13,038,983)

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Portfolio and Goldman Sachs Trend Driven Allocation Fund (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund and the underlying funds in which the Multi-Strategy Alternatives Portfolio invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund and Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Fund and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services, as applicable;
(k)	a summary of potential benefits derived by the Fund and/or the Underlying Funds as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and/or the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund and the Underlying Funds by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds, the Underlying Funds, and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds, the Underlying Funds, and the Investment Adviser and its affiliates.

34

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds and the Underlying Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ and the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. For the Trend Driven Allocation Fund, they noted the efforts of the Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees observed that the Trend Driven Allocation Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, five- and ten-year periods, and in the fourth quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2023. They noted that the Fund had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-, three-, and five-year periods ended December 31, 2022. The Trustees also observed that in December 2021 the Fund had been repositioned from the Global Trends Allocation Fund, which involved changes to the Fund’s investment strategy and name, and that in April 2015 the Fund had been repositioned from the Global Markets Navigator Fund, which involved changes to the Fund’s investment objective, investment strategy, and benchmark. They further noted that the Fund had experienced certain portfolio management changes in 2022.

The Trustees observed that the Multi-Strategy Alternatives Portfolio’s Institutional Shares had placed in the top half of the Fund’s peer group for the five-year period, in the third quartile for three-year period, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed the one-year period ended March 31, 2023. They noted that the Multi-Strategy Alternatives Portfolio had experienced certain portfolio management changes in early 2022 and a benchmark index change in 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and (in the case of the Trend Driven Allocation Fund) breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Funds and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. For the Trend Driven Allocation Fund, the Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%

Next $1 billion	0.71

Next $3 billion	0.68

Next $3 billion	0.66

Over $8 billion	0.65

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Trend Driven Allocation Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Trend Driven Allocation Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

For the Multi-Strategy Alternatives Portfolio, the Trustees noted that, although the Fund itself does not have breakpoints in its management fee schedule, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Fund at the specified asset levels. The Trustees considered the amount of assets in the Multi-Strategy Alternatives Portfolio; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Fund and Underlying Funds that exceed specified levels. They also considered the services provided to the Multi-Strategy Alternatives Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds and considered the Investment Adviser’s finding that the management fees payable by the Fund were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds and certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds or Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Trend Driven Allocation Fund and certain Underlying Funds (and fees earned by the Investment Adviser for managing the

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

fund in which the Funds’ and those Underlying Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds and the Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ and the Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds and/or the Underlying Funds (as applicable) receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds and the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Trend Driven Allocation Fund’s and certain Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Multi-Strategy Alternatives Portfolio				Trend Driven Allocation Fund
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Institutional

Actual	$1,000.00	$1,034.05		$1.07	$1,000.00	$1,111.33		$3.47
Hypothetical 5% return	1,000.00	1,023.74	+	1.07	1,000.00	1,021.51	+	3.32
Service

Actual	1,000.00	1,034.05		2.33	1,000.00	1,109.11		4.77
Hypothetical 5% return	1,000.00	1,022.50	+	2.32	1,000.00	1,020.27	+	4.57
Advisor

Actual	1,000.00	1,031.93		3.09	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.76	+	3.07	N/A	N/A		N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares	Advisor Shares
Multi-Strategy Alternatives Portfolio	0.21%	0.46%	0.61%
Trend Driven Allocation Fund	0.66	0.91	N/A

39

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
John G. Chou
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Funds holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Funds holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund.

© 2023 Goldman Sachs. All rights reserved.

VITFOFSAR-23 330605-OTU-08/2023

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Semi-Annual Report

June 30, 2023

Goldman Sachs Government Money Market Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MARKET REVIEW

Goldman Sachs VIT Government Money Market Fund

The following are highlights both of key factors affecting the money markets and of any key changes made to the Goldman Sachs VIT Government Money Market Fund (the “Fund”) during the six months ended June 30, 2023 (the “Reporting Period”). A fuller review will appear in the Fund’s annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

•	U.S. Federal Reserve (“Fed”) policy had the greatest influence on the money markets during the Reporting Period.

•

When the Reporting Period began in January 2023, money market yields rallied on prospects of the Fed nearing an end to its interest rate hiking cycle given evidence of reduced U.S. inflation levels and improved economic growth prospects.

•

Two-year U.S. Treasury yields fell by approximately 20 basis points in January. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa. A basis point is 1/100th of a percentage point.)

•	Money market volatility moderated amid a “Goldilocks” backdrop of easing inflation and rather steady economic growth and in anticipation of a slower pace of monetary policy tightening.

•

In February 2023, this “Goldilocks” scenario was interrupted by strength in economic growth and labor market data, which, in turn, generated higher yield volatility as markets anticipated a bumpier path to lowered inflation and a higher-for-longer interest rate environment.

•

The Fed stepped down its pace of interest rate increases from the 50 basis points it had hiked in December 2022 to 25 basis points, with Fed Chair Powell suggesting further rate hikes would be determined meeting by meeting.

•	Still, money market yields sold off as concerns around the persistence of inflation led many market participants to anticipate further rate tightening by the Fed.

•	Two-year U.S. Treasury yields rose to a high of 4.8% to end the month.

•

In early March 2023, amid strong U.S. economic data, the Fed initially suggested it might tighten monetary policy more than it had previously anticipated, which caused two-year U.S. Treasury yields to breach 5% for the first time since 2007.

•

However, yield momentum reversed sharply as the month progressed as investors sought “safe haven” securities amid banking stress in the U.S. and internationally. Short-term U.S. Treasury yields fell by more than 100 basis points from their cycle peak earlier in the month.

•

At its late-March meeting, Fed policymakers grappled with a challenging trade-off given the firm macroeconomic backdrop, such as resilient labor markets, and yet still-elevated inflation—all set against rising financial stability concerns. Ultimately, the Fed implemented another 25 basis point interest rate hike, projected a weak economic outlook for the rest of 2023, and struck a more cautious tone on the forward path for the targeted federal funds (“fed funds”) rate.

•

Although money market yields remained broadly unchanged during April 2023, sticky inflation data, ongoing banking sector stress, a looming U.S. debt ceiling deadline, signs of moderating economic growth and lingering investor concerns around credit tightening drove volatile swings within the money markets.

•	In early May 2023, the Fed raised the fed funds rate by 25 basis points to a range between 5.00% and 5.25%.

•

Policymakers signaled a willingness to pause future interest rate hikes given that inflation had begun to moderate and because tighter credit conditions driven by banking sector stress were “likely to weigh on economic activity, hiring and inflation.”

•

Money market yields sold off in May on concerns surrounding resolution of the U.S. debt ceiling and amid banking sector stress. U.S./China tensions, speculation about Fed policy, corporate earnings and a growing focus on the rise of artificial intelligence (“AI”) also drove market volatility.

1

MARKET REVIEW

•

In early June 2023, resolution of U.S. debt ceiling negotiations led to risk relief and market optimism, with investor focus returning to the outlook of the economy and Fed monetary policy amid a persistently resilient U.S. labor market.

•

At its June meeting, the Fed left the target range for the fed funds rate unchanged, but Fed officials suggested they were inclined to implement another interest rate hike in July 2023 if economic activity and inflation did not cool as much as they “need to see.”

•

Fed Chair Powell noted the resilience in U.S. housing data and stated that a strong majority of Fed officials expected “two or more hikes” from that point — a sharpening of his language relative to “somewhat further” in his Congressional testimony given that same month.

•

The money market yield curve inverted during the Reporting Period, as the Fed raised short-term interest rates, meaning shorter-maturity yields were higher than longer-maturity yields. The three-month node of the U.S. Treasury yield curve rose 90 basis points during the Reporting Period; the six-month node rose 70 basis points; and the one-year node rose 68 basis points. Two-year U.S. Treasury yields increased 47 basis points during the Reporting Period to close June 2023 at 4.87%.

•	In this environment, the yields of money market funds increased.

Fund Changes and Highlights

No material changes were made to the Fund during the Reporting Period.

2

FUND BASICS

Government Money Market Fund

as of June 30, 2023

PERFORMANCE REVIEW1

January 1, 2023 – June 30, 2023	Fund Total Return (based on NAV)[2]	SEC 7-Day Current Yield[3]	iMoneyNet Institutional Average[4]
Institutional Shares	2.33%	5.00%	4.45%
Service Shares	2.21	4.75	4.45

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[2]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s total return reflects the reinvestment of dividends and other distributions.

[3]

The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of the Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects the Fund’s current earnings than do the Fund Total Return figures.

[4]

Source: iMoneyNet, Inc. June 2023. The iMoneyNet Institutional Average represents total return. Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

YIELD SUMMARY AS OF JUNE 30, 2023

Funds	7-Day Dist. Yield[5]	SEC 7-Day Effective Yield[6]	30-Day Average Yield[7]	Weighted Avg. Maturity (days)[8]	Weighted Avg. Life (days)[9]
Institutional Shares	5.01%	5.12%	5.00%	30	78
Service Shares	4.76	4.86	4.75	30	78

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[5]

The 7-Day Distribution Yield is an annualized measure of the Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[6]

The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[7]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[8]

The Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[9]

The Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 15.5%
Federal Farm Credit Banks Funding Corp. (3 Mo. U.S. T-Bill MMY + 0.04%)
$1,500,000	5.284	%(a)	10/23/23	$1,499,981
3,000,000	5.289	(a)	10/30/23	2,999,970
Federal Farm Credit Banks Funding Corp. (FEDL01 + 0.08%)
1,300,000	5.152	(a)	09/13/24	1,298,850
Federal Farm Credit Banks Funding Corp. (FEDL01 + 0.14%)
700,000	5.210	(a)	09/17/24	699,992
200,000	5.212	(a)	11/14/24	199,947
Federal Farm Credit Banks Funding Corp. (Prime Rate – 3.00%)
1,818,000	5.251	(a)	03/22/24	1,817,740
1,200,000	5.250	(a)	01/24/25	1,199,911
Federal Farm Credit Banks Funding Corp. (Prime Rate – 3.01%)
1,585,000	5.245	(a)	02/10/25	1,584,926
Federal Farm Credit Banks Funding Corp. (SOFR + 0.06%)
500,000	5.127	(a)	04/29/24	499,629
500,000	5.129	(a)	07/22/24	499,477
Federal Farm Credit Banks Funding Corp. (SOFR + 0.11%)
3,838,000	5.165	(a)	06/07/24	3,837,831
Federal Farm Credit Banks Funding Corp. (SOFR + 0.14%)
1,781,000	5.203	(a)	11/26/24	1,780,280
1,978,000	5.202	(a)	11/26/24	1,977,200
Federal Farm Credit Banks Funding Corp. (SOFR + 0.15%)
1,173,000	5.210	(a)	01/03/25	1,173,000
807,000	5.210	(a)	02/14/25	807,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.16%)
2,100,000	5.215	(a)	04/05/24	2,099,969
476,000	5.220	(a)	01/30/25	476,000
2,482,000	5.215	(a)	02/10/25	2,482,000
768,000	5.220	(a)	04/10/25	768,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.17%)
4,300,000	5.225	(a)	06/27/24	4,299,833
1,909,000	5.230	(a)	01/23/25	1,909,000
3,442,000	5.225	(a)	02/06/25	3,442,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.18%)
4,300,000	5.240	(a)	10/16/24	4,300,000
2,100,000	5.240	(a)	12/19/24	2,100,255
2,350,000	5.238	(a)	12/19/24	2,350,285
2,500,000	5.240	(a)	01/03/25	2,500,000
5,337,000	5.240	(a)	01/17/25	5,337,000
4,794,000	5.240	(a)	03/07/25	4,794,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.19%)
2,400,000	5.250	(a)	11/25/24	2,400,000
5,300,000	5.250	(a)	12/27/24	5,300,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.20%)
1,804,000	5.255	(a)	06/02/25	1,804,000
Federal Farm Credit Discount Notes
400,000	4.947		01/12/24	389,925
Federal Home Loan Bank Discount Notes
5,100,000	4.881		07/26/23	5,083,354
2,273,000	5.403		09/15/23	2,247,808
6,167,000	5.184		09/19/23	6,098,334
9,452,000	5.195		09/19/23	9,346,757
1,663,000	5.394		09/19/23	1,644,483
12,331,000	5.186		09/22/23	12,189,420

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank Discount Notes – (continued)
1,490,000	4.945		01/12/24	1,452,471
3,857,000	5.059		02/06/24	3,744,918
65,000	5.060		02/06/24	63,111
4,212,000	5.070		02/06/24	4,089,602
4,000,000	5.092		02/08/24	3,882,093
2,035,000	5.093		02/09/24	1,974,745
Federal Home Loan Banks
5,230,000	4.667		11/14/23	5,229,866
2,400,000	4.692		11/15/23	2,399,721
2,400,000	4.697		11/17/23	2,399,764
1,800,000	4.742		11/24/23	1,799,711
2,100,000	4.690		11/29/23	2,099,912
18,400,000	5.340		04/23/24	18,400,000
20,990,000	5.330		04/26/24	20,990,000
19,510,000	5.340		04/26/24	19,510,000
13,150,000	5.370		05/21/24	13,150,000
6,905,000	5.300		05/22/24	6,905,000
15,210,000	5.360		06/11/24	15,210,000
9,505,000	5.375		06/11/24	9,505,000
6,595,000	5.490		07/15/24	6,595,000
6,620,000	5.520		07/15/24	6,620,000
10,305,000	5.500		07/19/24	10,305,000
9,800,000	5.620	(b)	07/30/24	9,800,000
Federal Home Loan Banks (SOFR + 0.06%)
200,000	5.128	(a)	07/01/24	199,801
Federal Home Loan Banks (SOFR + 0.08%)
11,500,000	5.140	(a)	07/20/23	11,500,000
400,000	5.140	(a)	03/01/24	399,813
Federal Home Loan Banks (SOFR + 0.09%)
25,800,000	5.150	(a)	08/24/23	25,800,000
Federal Home Loan Banks (SOFR + 0.11%)
11,760,000	5.165	(a)	07/21/23	11,760,000
11,760,000	5.170	(a)	08/18/23	11,760,000
Federal Home Loan Banks (SOFR + 0.12%)
19,715,000	5.180	(a)	09/20/23	19,715,000
Federal Home Loan Banks (SOFR + 0.15%)
3,600,000	5.210	(a)	02/23/24	3,600,000
Federal Home Loan Banks (SOFR + 0.16%)
4,000,000	5.220	(a)	02/03/25	4,000,000
Federal Home Loan Banks (SOFR + 0.17%)
4,010,000	5.225	(a)	01/17/25	4,010,000
Federal Home Loan Banks (SOFR + 0.19%)
14,400,000	5.250	(a)	11/22/24	14,400,000
Federal Home Loan Mortgage Corp.
7,387,000	5.400		06/11/24	7,387,000
7,387,000	5.380		06/12/24	7,387,000
Federal National Mortgage Association
9,632,000	5.505		07/26/24	9,632,000
9,894,000	5.600	(b)	07/31/24	9,894,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
650,000	5.380	(a)	07/07/23	650,000
2,025,000	5.380	(a)	07/07/23	2,025,000
3,209,593	5.380	(a)	07/07/23	3,209,592

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$418,693,277

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 13.9%
United States Treasury Bills
$3,849,100	5.353%		07/13/23	$3,842,364
23,699,800	5.255		07/20/23	23,635,383
87,444,300	5.363		09/07/23	86,582,017
9,246,100	5.290		09/14/23	9,146,897
1,176,100	5.468		12/07/23	1,148,829
6,700,000	4.827		04/18/24	6,453,820
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
80,554,600	5.277	(a)	07/31/23	80,558,740
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
7,650,500	5.282	(a)	10/31/23	7,650,804
45,457,100	5.284	(a)	10/31/23	45,458,910
4,639,400	5.285	(a)	07/31/24	4,640,054
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
27,003,000	5.415	(a)	04/30/25	27,010,107
26,357,700	5.418	(a)	04/30/25	26,364,637
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.20%)
52,807,800	5.445	(a)	01/31/25	52,809,450

TOTAL U.S. TREASURY OBLIGATIONS				$375,302,012

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$793,995,289

Repurchase Agreements(c) – 71.2%
BNP Paribas
$2,500,000	5.050%		07/03/23	$2,500,000
Maturity Value: $2,501,052

Collateralized by U.S. Treasury Bonds, 2.750% to 6.000%, due
02/15/26 to 05/15/44, U.S. Treasury Floating Rate Notes,
5.174% to 5.418%, due 04/30/24 to 04/30/25, U.S. Treasury
Inflation-Indexed Bonds, 2.375% to 3.625%, due 01/15/27 to
04/15/28, a U.S. Treasury Inflation-Indexed Note, 0.125%, due
07/15/24, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/25 to 11/15/47, U.S. Treasury Notes,
0.375% to 4.000%, due 03/31/24 to 02/15/31 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 11/15/42 to
05/15/51. The aggregate market value of the collateral,
including accrued interest, was $2,550,044.

Joint Account III
1,917,300,000	5.060		07/03/23	1,917,300,000
Maturity Value: $1,918,108,462

TOTAL REPURCHASE AGREEMENTS				$1,919,800,000

TOTAL INVESTMENTS – 100.6%				$2,713,795,289

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%				(16,532,611)

NET ASSETS – 100.0%				$2,697,262,678

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2023.

(b)	All or a portion represents a forward commitment. Forward settling repurchase agreements will be collateralized at settlement.

(c)	Unless noted, all repurchase agreements were entered into on June 30, 2023. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2023, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 3, 2023, as follows:

Principal Amount	Maturity Value	Collateral Value
$1,917,300,000	$1,918,108,462	$1,973,405,069

REPURCHASE AGREEMENTS — At June 30, 2023, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	5.060%	$377,173,771
Bank of America, N.A.	5.060	314,311,475
Bank of Montreal	5.060	125,724,590
BofA Securities, Inc.	5.060	314,311,475
Credit Agricole Corporate and Investment Bank	5.060	282,880,328
Wells Fargo Securities, LLC	5.060	502,898,361

TOTAL		$1,917,300,000

At June 30, 2023, the Joint Repurchase Agreement Account III was fully collateralized by $47,146,721 and the following:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 6.500%	08/01/46 to 02/01/53
Federal National Mortgage Association	1.500 to 7.000	01/01/24 to 02/01/57
Government National Mortgage Association	2.000 to 6.000	11/20/45 to 06/20/53

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets:
Investments based on amortized cost	$793,995,289
Repurchase agreements based on amortized cost	1,919,800,000
Cash	16,177
Receivables:
Interest	5,003,251
Fund shares sold	913,195
Investments sold	278,868
Reimbursement from investment advisor	22,417
Other assets	152,153

Total assets	2,720,181,350

Liabilities:
Payables:
Investments purchased	21,706,453
Fund shares redeemed	560,827
Management fees	338,307
Distribution and Service fees and Transfer Agency fees	208,876
Accrued expenses	104,209

Total liabilities	22,918,672

Net Assets:
Paid-in capital	2,697,202,793
Total distributable earnings (loss)	59,885

NET ASSETS	$2,697,262,678

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$1,888,826,455
Service Shares	808,436,223

Total Net Assets	$2,697,262,678
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	1,888,784,512
Service Shares	808,418,262

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

Investment income:

Interest income	$51,762,495

Expenses:
Management fees	1,701,925
Distribution and Service fees — Service Shares	896,442
Transfer Agency fees(a)	212,721
Printing and mailing fees	77,758
Professional fees	56,387
Custody, accounting and administrative services	34,682
Trustee fees	13,725
Other	7,892

Total expenses	3,001,532

Less — expense reductions	(147,897)

Net expenses	2,853,635

NET INVESTMENT INCOME	$48,908,860

Net realized gain from investment transactions	93,817

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,002,677

(a) Institutional and Service Shares incurred Transfer Agency fees of $141,011 and $71,710, respectively.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:
Net investment income	$48,908,860	$27,763,477
Net realized gain (loss) from investment transactions	93,817	(219,781)

Net increase in net assets resulting from operations	49,002,677	27,543,696

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(33,048,518)	(18,642,223)
Service Shares	(15,884,420)	(8,911,722)

Total distributions to shareholders	(48,932,938)	(27,553,945)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	1,596,108,738	2,307,084,458
Reinvestment of distributions	48,690,001	27,550,932
Cost of shares redeemed	(1,460,366,093)	(846,623,441)

Net increase in net assets resulting from share transactions	184,432,646	1,488,011,949

TOTAL INCREASE	184,502,385	1,488,001,700

Net assets:

Beginning of period	2,512,760,293	1,024,758,593

End of period	$2,697,262,678	$2,512,760,293

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020	2019	2018

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.023		0.016	—	(b)	0.004	0.021	0.017

Distributions to shareholders from net investment income(c)	(0.023)		(0.016)	—	(b)	(0.004)	(0.021)	(0.017)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00

Total return(d)	2.33%		1.58%	0.01%		0.43%	2.11%	1.74%

Net assets, end of period (in 000’s)	$1,888,826		$1,834,293	$523,751		$582,216	$363,783	$411,447

Ratio of net expenses to average net assets	0.18	%(e)	0.17%	0.09%		0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.20	%(e)	0.20%	0.21%		0.20%	0.21%	0.23%

Ratio of net investment income to average net assets	4.68	%(e)	1.92%	—	%(f)	0.35%	2.06%	1.73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021		2020	2019	2018

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.022		0.014	—	(b)	0.003	0.018	0.015

Distributions to shareholders from net investment income(c)	(0.022)		(0.014)	—	(b)	(0.003)	(0.018)	(0.015)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00

Total return(d)	2.21%		1.37%	0.01%		0.27%	1.86%	1.48%

Net assets, end of period (in 000’s)	$808,436		$678,468	$501,008		$579,416	$350,112	$368,652

Ratio of net expenses to average net assets	0.43	%(e)	0.38%	0.09%		0.33%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45	%(e)	0.45%	0.46%		0.45%	0.46%	0.48%

Ratio of net investment income to average net assets	4.43	%(e)	1.48%	—	%(f)	0.19%	1.81%	1.48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

June 30, 2023 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

As of the Fund’s most recent fiscal year end, December 31, 2022, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforward: Perpetual Short-Term	$(210,225)
Timing differences (Distributions Payable and Post-October Capital Loss Deferral)	(10,517)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of June 30, 2023, all investments, including repurchase agreements, are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional Shares and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition,

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2023, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Other Expense Reimbursements	Total Expense Reductions

$147,897	$147,897

E.  Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser or transfer agent may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2023	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2023
Management Fee	0.16%	0.16%	0.16%	0.16%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.02	—	0.02
Total Annual Fund Operating Expenses		0.20		0.45
Expense Reimbursements		(0.02)		(0.02)
Net Expenses		0.18%		0.43%

N/A	- Fees not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the six months ended June 30, 2023, the purchase and sale transactions and related net realized gain (loss) for the Fund with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)

$—	$699,821	$(179)

G.  Line of Credit Facility — As of June 30, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5.    OTHER RISKS (continued)

changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATION

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022
Institutional Shares*
Shares sold	1,357,445,298	1,919,889,511
Reinvestment of distributions	32,804,474	18,639,420
Shares redeemed	(1,335,765,124)	(627,979,771)
	54,484,648	1,310,549,160
Service Shares*
Shares sold	238,663,440	387,194,947
Reinvestment of distributions	15,885,527	8,911,512
Shares redeemed	(124,600,969)	(218,643,670)
	129,947,998	177,462,789

NET INCREASE IN SHARES	184,432,646	1,488,011,949

*	Valued at $1.00 per share.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Government Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2022. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Fund in light of its investment policies and strategies. The Trustees considered that, since March 2022, the Federal Reserve had implemented a series of interest rate increases in response to inflationary pressures

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

impacting the broader economy, and the Fund’s yield has improved compared to other recent periods as a result. They noted that the Investment Adviser had subsequently been able to reduce the amount of fees waived and/or reimbursed relative to such amounts waived and/or reimbursed during recent challenging yield environments, including the near-zero interest rate environment following the market disruptions related to the COVID-19 pandemic and related actions by the Federal Reserve. The Trustees acknowledged, however, that the interest rate environment remained uncertain in light of broader economic conditions. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees for the Fund in order to maintain a competitive yield. The Trustees also considered that the Fund had maintained a stable net asset value per share. In addition, the Trustees observed that the U.S. Securities and Exchange Commission (“SEC”) was likely to adopt certain reforms to the regulatory framework governing money market funds and that compliance with those reforms could require a significant investment of resources by the Investment Adviser. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs had waived fees and/or reimbursed expenses for the Fund for a portion of the year in order to maintain a competitive yield. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund.

The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under exemptive orders from the SEC permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2024.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 Months Ended 6/30/23*
Institutional Shares

Actual	$1,000.00	$1,023.32		$0.90
Hypothetical 5% return	$1,000.00	$1,023.90	+	$0.90
Service Shares

Actual	$1,000.00	$1,022.06		$2.16
Hypothetical 5% return	$1,000.00	$1,022.66	+	$2.16

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.18% and 0.43% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

23

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
John G. Chou
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2023 Goldman Sachs. All rights reserved.

VITMMSAR-23 330595-OTU-08/2023

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Semi-Annual Report

June 30, 2023

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS CORE FIXED INCOME FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust – Goldman Sachs Core Fixed Income Fund

The following are highlights both of key factors affecting the U.S. fixed income market and of any key changes made to the Goldman Sachs VIT Core Fixed Income Fund (the “Fund”) during the six months ended June 30, 2023 (the “Reporting Period”). A fuller review of the market and these changes will appear in the Fund’s annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

•

The capital markets were rather volatile during the Reporting Period overall, with the U.S. fixed income market broadly influenced by U.S. Federal Reserve (“Fed”) monetary policy, inflationary trends and other macroeconomic data, geopolitical events, and U.S. and European banking stress. The Bloomberg U.S. Aggregate Bond Index, representing the broad U.S. fixed income market, returned 2.09% during the Reporting Period.

•

When the Reporting Period began in January 2023, riskier segments of the U.S. fixed income market performed well, with notable strength from high yield corporate bonds. Investors seemed optimistic the Fed might be nearing the end of its interest rate hiking schedule. Overall, signs of disinflation tempered fears of renewed aggressive monetary policy tightening.

•

In February 2023, U.S. spread, or non-government bond, sectors produced modestly negative returns overall, as the release of unexpectedly strong U.S. economic and labor market data raised concerns about the stickiness of inflation. This led market participants to anticipate further Fed tightening and fueled a rise in rate volatility.

•

At the beginning of the month, the Fed stepped down its pace of interest rate increases to 25 basis points but also indicated policymakers thought “ongoing” rate hikes would be appropriate, a modestly hawkish surprise. (A basis point is 1/100th of a percentage point. Hawkish tends to suggest higher interest rates; opposite of dovish.)

•	U.S. spread sectors generated mixed returns overall during March 2023, as rate volatility continued.

•

Early in the month, after Fed Chair Jerome Powell opened the door to tighter Fed monetary policy, markets repriced the terminal federal funds rate higher and for longer. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) The two-year U.S. Treasury yield rose in response, breaching 5% for the first time since 2007.

•	The momentum reversed sharply mid-month, as a broad flight to quality ensued amid U.S. and European banking stress. Short-term U.S. Treasury yields fell by more than 100 basis points.

•

In this environment, Fed officials grappled with a difficult trade-off between the firm macroeconomic backdrop, including resilient labor markets and elevated inflation, and rising financial stability concerns.

•

Ultimately, at its March meeting, the Fed implemented a 25 basis point rate hike, projected a weak economic outlook for the rest of 2023, and struck a more cautious tone on the forward path for the federal funds target rate.

•

In April 2023, yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. The performance of U.S. spread sectors was rather flat overall, with better than consensus expected earnings and robust supply and demand providing support for investment grade and high yield corporate bonds.

•

In May 2023, U.S. spread sectors weakened on concerns surrounding U.S. debt ceiling negotiations and banking sector stress. Heightened U.S./China geopolitical tensions, speculation about Fed policy, the outlook for corporate earnings and the growing focus on the rise of artificial intelligence also drove market volatility.

•

At its policy meeting near the beginning of May, the Fed raised the federal funds rate by another 25 basis points, with policymakers signaling a willingness to pause further interest rate actions based on signs U.S. inflation was beginning to moderate and that tighter credit conditions from recent banking sector stress were “likely to weigh on economic activity, hiring, and inflation.”

1

MARKET REVIEW

•	U.S. spread sectors broadly strengthened in June 2023, as investors priced in the view the U.S. would avoid recession and the Fed would stop tightening.

•

At its policy meeting that same month, the Fed opted for a hawkish pause. In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

•

According to the Fed’s median dot plot projection, which shows the interest rate projections of the members of the Federal Open Market Committee, policymakers increased their estimate for the peak federal funds rate at the end of 2023 from 5.1% to 5.6%.

•

During the Reporting Period, the U.S. Treasury yield curve generally maintained an inverted slope, meaning yields on shorter-term maturities were higher than those on longer-term maturities. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

•	Yields on maturities of five years and less climbed in response to the Fed’s hawkish monetary policy.

•

The seven- to 30-year portion of the U.S. Treasury yield curve ended the Reporting Period near where it started, though yields on maturities of 10 years and longer edged down as investors speculated the Fed was approaching the end of its interest rate hiking cycle.

•	The yield on the bellwether 10-year U.S. Treasury fell approximately seven basis points to end June 2023 at 3.81%.

•

The inversion in the U.S. Treasury yield curve between two-year and 30-year maturities increased during the Reporting Period. Historically, protracted yield curve inversions have preceded U.S. economic recessions.

•	During the Reporting Period overall, virtually all U.S. fixed income sectors broadly recorded gains on an absolute basis.

•

On a relative basis, U.S. corporate bonds, both high yield and investment grade, outperformed U.S. Treasury securities. In addition, emerging markets debt and municipal bonds outperformed U.S. Treasury securities. Securitized bonds overall, including U.S. mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, more modestly outperformed U.S. Treasury securities during the Reporting Period.

Fund Changes and Highlights

No material changes were made to the Fund during the Reporting Period.

2

FUND BASICS

Core Fixed Income Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023 – June 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Aggregate Bond Index[2]
Institutional	2.50%	2.09%
Service	2.39	2.09

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-Term Investments represent investments in commercial paper. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corp. (“FHLMC”) or Uniform Mortgage-Backed Securities (“UMBS”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Securities” include agency securities offered by companies such as Federal Home Loan Bank (“FHLB”), FHLMC and the Federal National Mortgage Association (“FNMA”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – 54.1%
FHLMC
$3,303	7.500%	12/01/29		$3,452
996	5.000	10/01/33		994
1,376	5.000	07/01/35		1,377
1,963	5.000	12/01/35		1,961
406	5.000	03/01/38		409
894	5.000	06/01/41		899
4,681	4.500	08/01/48		4,569
5,433	4.500	11/01/48		5,303
589,039	3.000	09/01/49		526,935
427,945	4.000	03/01/50		407,463
886,276	4.500	03/01/50		863,957
297,112	3.000	10/01/50		264,579
969,975	2.500	02/01/51		825,852
1,949,481	2.000	05/01/51		1,592,304
925,237	2.500	05/01/51		792,099
922,397	2.500	05/01/51		783,679
869,366	2.500	09/01/51		742,365
3,941,743	2.000	03/01/52		3,213,391
1,956,849	2.000	04/01/52		1,596,487
777,357	4.500	04/01/52		748,732
598,889	4.500	06/01/52		578,492
406,984	6.000	12/01/52		419,361
FNMA
6	5.500	09/01/23		6
6	5.500	10/01/23		6
112	4.500	07/01/24		111
895	9.000	11/01/25		900
9,600	7.000	08/01/26		9,669
2,964	8.000	10/01/29		3,070
825	8.500	04/01/30		870
1,554	8.000	05/01/30		1,592
3,061	8.000	08/01/32		3,255
3,789	4.500	08/01/39		3,715
13,360	3.000	01/01/43		12,167
7,229	3.000	01/01/43		6,580
8,154	3.000	03/01/43		7,429
20,835	3.000	03/01/43		18,891
63,558	3.000	03/01/43		57,620
18,587	3.000	04/01/43		16,849
78,147	3.000	04/01/43		70,842
15,148	3.000	04/01/43		13,731
10,555	3.000	04/01/43		9,571
8,163	3.000	04/01/43		7,415
42,960	3.000	05/01/43		38,943
39,021	3.000	05/01/43		35,367
10,076	3.000	05/01/43		9,132
283,448	4.000	12/01/44		272,007
239,469	4.500	04/01/45		236,357
29,711	4.500	05/01/45		29,306
871,441	3.500	07/01/45		808,723
569,721	4.000	08/01/45		546,726
138,354	4.000	02/01/48		132,510
162,866	4.000	03/01/48		155,987
10,099	4.000	07/01/48		9,682

Mortgage-Backed Securities – (continued)
FNMA – (continued)
2,991	4.000	07/01/48		2,862
276,012	4.500	07/01/48		269,406
182,950	4.000	08/01/48		174,994
147,758	5.000	11/01/48		148,011
1,970,020	2.000	10/01/50		1,615,235
596,758	3.000	10/01/50		531,415
458,233	3.000	10/01/50		409,061
604,063	3.000	10/01/50		539,242
1,969,563	2.000	11/01/50		1,614,861
76,721	2.500	03/01/51		65,825
97,043	2.500	09/01/51		83,139
388,244	2.500	10/01/51		332,496
227,507	2.500	11/01/51		194,725
176,240	2.500	11/01/51		150,880
1,960,389	2.000	03/01/52		1,599,375
1,991,997	2.500	04/01/52		1,689,015
1,914,645	2.000	06/01/52		1,561,457
1,504,250	6.000	11/01/52		1,539,654
964,914	5.500	04/01/53		961,625
3,000,000	3.500	TBA-30yr	(a)	2,732,578
4,000,000	4.000	TBA-30yr	(a)	3,752,812
10,000,000	5.000	TBA-30yr	(a)	9,795,180
1,004,382	3.500	09/01/62		901,651
FNMA Series 2012-111, Class B
5,045	7.000	10/25/42		5,414
FNMA Series 2012-153, Class B
13,641	7.000	07/25/42		14,676
FTMA
432,162	4.000	01/01/46		412,559
GNMA
1,467	7.000	11/15/25		1,471
13	7.000	02/15/26		13
472	7.000	04/15/26		473
557	7.000	04/15/26		558
640	7.000	03/15/27		643
277	7.000	11/15/27		277
1,408	7.000	11/15/27		1,434
3,326	7.000	02/15/28		3,362
537	7.000	04/15/28		538
69	7.000	05/15/28		70
1,399	7.000	06/15/28		1,419
1,461	7.000	07/15/28		1,480
618	7.000	07/15/28		629
6,307	7.000	09/15/28		6,400
45,387	6.000	08/20/34		46,229
39,676	5.000	06/15/40		40,020
166,581	4.000	08/20/43		160,349
62,769	4.000	10/20/45		60,583
187,900	3.500	04/20/47		175,659
232,740	3.500	12/20/47		217,577
957,071	4.000	07/20/48		916,571
32,168	5.000	08/20/48		32,132
103,423	4.500	09/20/48		101,243
111,403	5.000	10/20/48		111,278

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Securities – (continued)
GNMA – (continued)
$309,390	5.000%		11/20/48		$309,044
39,310	5.000		12/20/48		39,205
240,670	4.500		01/20/49		235,446
33,295	4.500		03/20/49		32,572
672,746	3.000		08/20/49		607,282
217,481	4.500		10/20/49		212,678
434,663	3.000		03/20/50		391,827
216,203	4.500		03/20/50		210,108
677,772	3.500		02/20/51		632,349
105,468	2.500		06/20/51		90,262
127,438	2.500		09/20/51		109,065
271,634	2.500		09/20/51		233,491
80,273	2.500		09/20/51		69,001
206,988	2.500		10/20/51		177,147
861,176	3.000		11/20/51		771,744
109,378	2.500		12/20/51		93,574
82,593	2.500		01/20/52		70,659
998,268	2.500		01/20/52		853,410
519,100	3.000		02/20/52		464,130
973,393	4.500		09/20/52		939,717
967,018	4.500		10/20/52		933,865
1,000,000	2.000		TBA-30yr	(a)	839,978
1,000,000	4.000		TBA-30yr	(a)	945,528
1,000,000	4.500		TBA-30yr	(a)	964,864
2,000,000	5.000		TBA-30yr	(a)	1,965,088
4,000,000	5.500		TBA-30yr	(a)	3,982,401
GNMA Series 2021-135, Class A
1,003,827	2.000		08/20/51		834,442

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $67,415,822)					$65,881,122

Corporate Bonds – 28.1%
Aerospace/Defense – 0.8%
Boeing Co. (The)
$50,000	3.450	%(b)	11/01/28		$45,389
25,000	5.150	(b)	05/01/30		24,762
25,000	3.250	(b)	02/01/35		20,266
325,000	5.705	(b)	05/01/40		324,063
100,000	5.805	(b)	05/01/50		99,459
Lockheed Martin Corp.(b)
150,000	5.250		01/15/33		155,509
Northrop Grumman Corp.
50,000	2.930	(b)	01/15/25		48,068
75,000	3.250	(b)	01/15/28		70,142
25,000	4.750		06/01/43		23,389
50,000	5.250	(b)	05/01/50		50,925
Raytheon Technologies Corp.
50,000	3.950	(b)	08/16/25		48,987
50,000	4.125	(b)	11/16/28		48,158
25,000	4.050	(b)	05/04/47		21,247

					980,364

Corporate Bonds – (continued)
Agriculture – 0.4%
Archer-Daniels-Midland Co.
25,000	3.250	%(b)	03/27/30		22,930
100,000	2.900	(b)	03/01/32		87,087
Cargill, Inc.(b)(c)
200,000	4.750		04/24/33		197,051
Philip Morris International, Inc.
50,000	5.625	(b)	11/17/29		50,946
100,000	5.750	(b)	11/17/32		102,482

					460,496

Auto Manufacturers – 0.5%
General Motors Co.
25,000	4.000		04/01/25		24,297
General Motors Financial Co., Inc.
125,000	4.300	(b)	07/13/25		121,263
125,000	1.500	(b)	06/10/26		110,539
125,000	2.350	(b)	01/08/31		98,118
358,000	2.700	(b)	06/10/31		285,418

					639,635

Banks – 6.1%
Bank of America Corp.
(SOFR + 1.29%)
140,000	5.080	(b)(d)	01/20/27		138,368
(3M U.S. T-Bill MMY + 1.30%)
85,000	3.419	(b)(d)	12/20/28		78,145
(SOFR + 1.63%)
370,000	5.202	(b)(d)	04/25/29		366,032
(SOFR + 2.15%)
175,000	2.592	(b)(d)	04/29/31		147,066
(SOFR + 1.22%)
110,000	2.299	(b)(d)	07/21/32		87,936
(SOFR + 1.83%)
390,000	4.571	(b)(d)	04/27/33		366,479
(US 5 Year CMT T-Note + 1.20%)
100,000	2.482	(b)(d)	09/21/36		76,368
Bank of America Corp.(d), GMTN
(3M U.S. T-Bill MMY + 1.63%)
25,000	3.593		07/21/28		23,290
Bank of America Corp.(b), Series L
25,000	4.183		11/25/27		23,758
Bank of America Corp., MTN
45,000	3.248	(b)	10/21/27		41,924
(3M U.S. T-Bill MMY + 1.84%)
75,000	3.824	(b)(d)	01/20/28		71,016
(SOFR + 1.05%)
400,000	2.551	(b)(d)	02/04/28		361,060
(SOFR + 2.04%)
305,000	4.948	(b)(d)	07/22/28		299,588
(3M U.S. T-Bill MMY + 1.57%)
50,000	4.271	(b)(d)	07/23/29		47,421
(3M U.S. T-Bill MMY + 1.45%)
50,000	2.884	(b)(d)	10/22/30		43,062

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Banks – (continued)
Bank of America Corp., MTN – (continued)
(SOFR + 1.53%)
$50,000	1.898	%(b)(d)	07/23/31	$39,803
(SOFR + 1.33%)
75,000	2.972	(b)(d)	02/04/33	62,442
(SOFR + 2.16%)
73,000	5.015	(b)(d)	07/22/33	71,257
Bank of New York Mellon Corp. (The)(b)(d)
(SOFR + 1.76%)
20,000	4.596		07/26/30	19,292
Citigroup, Inc.
220,000	3.400		05/01/26	209,262
150,000	4.450		09/29/27	143,237
(SOFR + 1.42%)
75,000	2.976	(b)(d)	11/05/30	65,128
(SOFR + 1.35%)
200,000	3.057	(b) (d)	01/25/33	166,823
(SOFR + 2.09%)
165,000	4.910	(b)(d)	05/24/33	159,558
Fifth Third Bancorp(b)
30,000	2.375		01/28/25	28,153
Huntington Bancshares, Inc.(b)
50,000	4.000		05/15/25	47,923
JPMorgan Chase & Co.
(3M U.S. T-Bill MMY + 1.15%)
25,000	3.797	(b)(d)	07/23/24	24,968
(3M U.S. T-Bill MMY + 1.26%)
50,000	4.023	(b)(d)	12/05/24	49,561
(SOFR + 1.16%)
125,000	2.301	(b)(d)	10/15/25	119,159
(3M U.S. T-Bill MMY + 1.51%)
100,000	3.960	(b)(d)	01/29/27	96,257
15,000	3.625	(b)	12/01/27	14,078
(3M U.S. T-Bill MMY + 1.60%)
972,000	3.782	(b)(d)	02/01/28	926,372
(3M U.S. T-Bill MMY + 0.95%)
45,000	3.509	(b)(d)	01/23/29	41,673
(3M U.S. T-Bill MMY + 3.79%)
25,000	4.493	(b)(d)	03/24/31	24,014
(SOFR + 2.04%)
25,000	2.522	(b)(d)	04/22/31	21,173
(SOFR + 1.26%)
150,000	2.963	(b)(d)	01/25/33	126,443
(SOFR + 2.08%)
165,000	4.912	(b)(d)	07/25/33	161,318
JPMorgan Chase & Co.(b)(d), Series HH
(SOFR + 3.13%)
74,000	4.600		08/01/69	69,068
Morgan Stanley
25,000	3.625		01/20/27	23,749
(SOFR + 1.30%)
213,000	5.050	(b)(d)	01/28/27	211,207
20,000	3.950		04/23/27	18,948
(SOFR + 1.00%)
200,000	2.475	(b)(d)	01/21/28	180,591

Corporate Bonds – (continued)
Banks – (continued)
Morgan Stanley – (continued)
(SOFR + 1.59%)
305,000	5.164	%(b)(d)	04/20/29	301,643
(SOFR + 2.08%)
165,000	4.889	(b)(d)	07/20/33	158,706
(SOFR + 1.36%)
150,000	2.484	(b)(d)	09/16/36	113,535
Morgan Stanley, GMTN
(3M U.S. T-Bill MMY + 1.89%)
25,000	4.431	(b)(d)	01/23/30	23,809
(SOFR + 1.14%)
400,000	2.699	(b)(d)	01/22/31	340,503
Morgan Stanley, MTN
(SOFR + 1.15%)
75,000	2.720	(b)(d)	07/22/25	72,323
(SOFR + 3.12%)
50,000	3.622	(b)(d)	04/01/31	45,086
(SOFR + 1.03%)
75,000	1.794	(b)(d)	02/13/32	58,188
Truist Financial Corp.(b)(d), MTN
(SOFR + 2.05%)
50,000	6.047		06/08/27	50,027
US Bancorp(b)(d)
(SOFR + 2.02%)
145,000	5.775		06/12/29	144,943
Wells Fargo & Co.
175,000	3.000		10/23/26	162,612
Wells Fargo & Co., GMTN
50,000	4.300		07/22/27	47,996
Wells Fargo & Co., MTN
25,000	3.750	(b)	01/24/24	24,703
(SOFR + 1.98%)
215,000	4.808	(b)(d)	07/25/28	210,223
(SOFR + 2.10%)
408,000	4.897	(b)(d)	07/25/33	391,103
(3M U.S. T-Bill MMY + 4.50%)
25,000	5.013	(b)(d)	04/04/51	23,213

				7,461,583

Beverages – 0.5%
Constellation Brands, Inc.
50,000	4.400	(b)	11/15/25	48,981
50,000	3.600	(b)	02/15/28	46,964
25,000	3.150	(b)	08/01/29	22,572
100,000	2.250	(b)	08/01/31	81,810
90,000	4.750	(b)	05/09/32	87,340
Keurig Dr Pepper, Inc.
225,000	4.597	(b)	05/25/28	220,492
25,000	3.800	(b)	05/01/50	19,733
100,000	4.500	(b)	04/15/52	88,098

				615,990

Biotechnology – 0.6%
Amgen, Inc.
70,000	3.125	(b)	05/01/25	67,080
239,000	5.250	(b)	03/02/30	239,643

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Biotechnology – (continued)
Amgen, Inc. – (continued)
$100,000	4.200	%(b)	03/01/33	$93,319
238,000	5.250	(b)	03/02/33	238,240
Royalty Pharma PLC(b)
75,000	1.200		09/02/25	67,730

				706,012

Building Materials – 0.3%
Carrier Global Corp.
150,000	2.493	(b)	02/15/27	136,821
75,000	2.722	(b)	02/15/30	64,636
Johnson Controls International PLC / Tyco Fire & Security Finance SCA(b)
25,000	4.900		12/01/32	24,784
Martin Marietta Materials, Inc.(b)
175,000	3.200		07/15/51	122,026
Masco Corp.(b)
50,000	1.500		02/15/28	42,585

				390,852

Chemicals – 0.3%
DuPont de Nemours, Inc.(b)
50,000	4.493		11/15/25	48,981
Ecolab, Inc.(b)
4,000	2.750		08/18/55	2,568
Huntsman International LLC(b)
25,000	4.500		05/01/29	22,890
International Flavors & Fragrances, Inc.
75,000	1.832	(b)(c)	10/15/27	63,263
150,000	2.300	(b)(c)	11/01/30	118,875
50,000	3.268	(b)(c)	11/15/40	35,012
Sherwin-Williams Co. (The)
25,000	3.450	(b)	06/01/27	23,580
50,000	2.950	(b)	08/15/29	44,219

				359,388

Commercial Services – 0.5%
CoStar Group, Inc.(b)(c)
100,000	2.800		07/15/30	82,972
Emory University,(b) Series 2020
140,000	2.143		09/01/30	117,560
Global Payments, Inc.(b)
50,000	2.650		02/15/25	47,444
PayPal Holdings, Inc.
150,000	1.650	(b)	06/01/25	140,397
75,000	2.650	(b)	10/01/26	69,742
25,000	2.850	(b)	10/01/29	22,197
S&P Global, Inc.(b)
75,000	4.250		05/01/29	73,163

				553,475

Computers – 0.6%
Apple, Inc.(b)
325,000	2.450		08/04/26	304,490

Corporate Bonds – (continued)
Computers – (continued)
Dell International LLC / EMC Corp.
52,000	5.850	%(b)	07/15/25	52,186
125,000	6.020	(b)	06/15/26	126,794
25,000	5.300	(b)	10/01/29	24,803
Hewlett Packard Enterprise Co.
150,000	4.450	(b)	10/02/23	149,415
45,000	4.900	(b)	10/15/25	44,388

				702,076

Cosmetics / Personal Care – 0.1%
Colgate-Palmolive Co.(b)
100,000	3.250		08/15/32	91,742

Diversified Financial Services – 0.5%
Air Lease Corp.(b)
75,000	3.375		07/01/25	70,925
Air Lease Corp.(b), GMTN
75,000	3.750		06/01/26	70,941
Air Lease Corp., MTN
75,000	2.300	(b)	02/01/25	70,622
75,000	2.875	(b)	01/15/26	69,445
Ally Financial, Inc.(b)
25,000	1.450		10/02/23	24,642
American Express Co.
20,000	2.500	(b)	07/30/24	19,338
25,000	3.625	(b)	12/05/24	24,289
Aviation Capital Group LLC(b)(c)
50,000	1.950		01/30/26	44,508
Capital One Financial Corp.(b)
45,000	3.300		10/30/24	43,237
Discover Financial Services(b)
75,000	3.750		03/04/25	71,666
Intercontinental Exchange, Inc.(b)
50,000	3.000		06/15/50	34,685
Mastercard, Inc.(b)
25,000	3.300		03/26/27	23,881
Nuveen LLC(b)(c)
25,000	4.000		11/01/28	23,594

				591,773

Electric – 1.2%
American Electric Power Co., Inc.(b)
50,000	2.300		03/01/30	41,537
Arizona Public Service Co.(b)
45,000	2.950		09/15/27	40,937
Avangrid, Inc.(b)
25,000	3.200		04/15/25	23,790
Berkshire Hathaway Energy Co.
25,000	3.250	(b)	04/15/28	23,001
50,000	3.700	(b)	07/15/30	45,887
Dominion Energy, Inc.(e)
50,000	3.071		08/15/24	48,307
Dominion Energy, Inc.(b), Series C
25,000	3.375		04/01/30	22,378

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Electric – (continued)
Entergy Corp.(b)
$45,000	2.950%		09/01/26	$41,554
Exelon Corp.
50,000	4.050	(b)	04/15/30	46,867
25,000	4.700	(b)	04/15/50	22,138
FirstEnergy Corp.(b)
100,000	2.650		03/01/30	84,596
FirstEnergy Corp.(b), Series B
50,000	2.250		09/01/30	40,437
Florida Power & Light Co.(b)
68,000	4.125		02/01/42	59,672
MidAmerican Energy Co.(b)
25,000	3.650		04/15/29	23,241
NextEra Energy Capital Holdings, Inc.(b)
70,000	1.900		06/15/28	60,012
NRG Energy, Inc.(b)(c)
75,000	3.750		06/15/24	72,480
Ohio Power Co.(b), Series P
25,000	2.600		04/01/30	21,450
Pacific Gas and Electric Co.
25,000	2.100	(b)	08/01/27	21,441
50,000	2.500	(b)	02/01/31	39,223
25,000	3.300	(b)	08/01/40	16,873
25,000	3.500	(b)	08/01/50	15,945
Progress Energy, Inc.
95,000	7.000		10/30/31	103,979
Southern California Edison Co.(b), Series A
50,000	4.200		03/01/29	47,538
Southern Co. (The)(b)
60,000	3.250		07/01/26	56,489
Virginia Electric and Power Co.(b)
75,000	2.450		12/15/50	45,043
Vistra Operations Co. LLC(b)(c)
125,000	3.550		07/15/24	120,728
Xcel Energy, Inc.(b)
250,000	3.350		12/01/26	234,719

				1,420,262

Entertainment – 0.5%
Warnermedia Holdings, Inc.
250,000	4.054	(b)	03/15/29	228,470
375,000	4.279	(b)	03/15/32	332,275

				560,745

Environmental Control – 0.3%
Republic Services, Inc.
75,000	2.500	(b)	08/15/24	72,370
100,000	1.750	(b)	02/15/32	78,462
Waste Connections, Inc.(b)
51,000	4.200		01/15/33	47,941
Waste Management, Inc.
75,000	3.150	(b)	11/15/27	70,384
50,000	1.150	(b)	03/15/28	42,592
50,000	4.150	(b)	04/15/32	47,629

				359,378

Corporate Bonds – (continued)
Food – 0.2%
General Mills, Inc.(b)
75,000	4.200		04/17/28	72,859
Kraft Heinz Foods Co.(b)
95,000	3.750		04/01/30	88,198
Mars, Inc.
25,000	2.700	(b)(c)	04/01/25	23,844
25,000	3.200	(b)(c)	04/01/30	22,641
Sysco Corp.(b)
25,000	6.600		04/01/50	28,503
Tyson Foods, Inc.
50,000	3.900		09/28/23	49,827

				285,872

Gas – 0.1%
East Ohio Gas Co. (The)
25,000	1.300	(b)(c)	06/15/25	22,915
25,000	2.000	(b)(c)	06/15/30	20,126
NiSource, Inc.
95,000	3.490	(b)	05/15/27	89,519
25,000	3.600	(b)	05/01/30	22,521

				155,081

Hand/Machine Tools – 0.0%
Stanley Black & Decker, Inc.(b)
24,000	4.250		11/15/28	22,861

Healthcare – Products – 0.4%
DH Europe Finance II Sarl
75,000	2.200	(b)	11/15/24	71,795
25,000	2.600	(b)	11/15/29	22,008
75,000	3.250	(b)	11/15/39	61,104
GE Healthcare Technologies, Inc.(b)
100,000	6.377		11/22/52	111,225
STERIS Irish FinCo UnLtd Co.(b)
75,000	2.700		03/15/31	62,618
Stryker Corp.(b)
100,000	1.950		06/15/30	83,586
Thermo Fisher Scientific, Inc.(b)
25,000	1.750		10/15/28	21,539

				433,875

Healthcare – Services – 1.6%
Adventist Health System(b)
30,000	2.952		03/01/29	26,256
Banner Health(b)
120,000	2.338		01/01/30	102,103
Baylor Scott & White Holdings,(b) Series 2021
40,000	1.777		11/15/30	31,809
Centene Corp.
150,000	4.250	(b)	12/15/27	140,359
110,000	2.625	(b)	08/01/31	87,637
CommonSpirit Health(b)
225,000	6.461		11/01/52	255,898
HCA, Inc.(b)
80,000	3.500		09/01/30	70,076

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Healthcare – Services – (continued)
Humana, Inc.(b)
$50,000	5.500%		03/15/53	$49,780
Rush Obligated Group,(b) Series 2020
60,000	3.922		11/15/29	55,288
Stanford Health Care,(b) Series 2020
40,000	3.310		08/15/30	35,933
Sutter Health,(b) Series 20A
40,000	2.294		08/15/30	33,067
UnitedHealth Group, Inc.
275,000	5.300	(b)	02/15/30	281,506
525,000	5.350	(b)	02/15/33	545,448
100,000	5.875	(b)	02/15/53	110,932
168,000	5.050	(b)	04/15/53	166,779

				1,992,871

Home Builders – 0.1%
Lennar Corp.(b)
70,000	4.750		11/29/27	68,065

Insurance – 0.2%
American International Group, Inc.
25,000	3.400		06/30/30	22,157
Arch Capital Group US, Inc.
36,000	5.144		11/01/43	32,712
Berkshire Hathaway Finance Corp.(b)
75,000	1.850		03/12/30	63,765
Marsh & McLennan Cos., Inc.(b)
50,000	4.375		03/15/29	48,584
Principal Financial Group, Inc.
50,000	3.100	(b)	11/15/26	46,218
75,000	2.125	(b)	06/15/30	60,930
Willis North America, Inc.(b)
25,000	2.950		09/15/29	21,550

				295,916

Internet – 0.7%
Amazon.com, Inc.
335,000	5.200	(b)	12/03/25	336,008
45,000	4.800	(b)	12/05/34	45,968
15,000	3.875	(b)	08/22/37	13,697
50,000	3.100	(b)	05/12/51	37,259
Expedia Group, Inc.
14,000	4.625	(b)	08/01/27	13,585
35,000	3.800	(b)	02/15/28	32,768
14,000	2.950	(b)	03/15/31	11,849
Meta Platforms, Inc.
250,000	3.500	(b)	08/15/27	237,372
88,000	3.850	(b)	08/15/32	81,734
Netflix, Inc.(b)(c)
90,000	4.875		06/15/30	88,693

				898,933

Iron/Steel – 0.1%
Steel Dynamics, Inc.
20,000	2.400	(b)	06/15/25	18,702

Corporate Bonds – (continued)
Iron/Steel – (continued)
Steel Dynamics, Inc. – (continued)
50,000	1.650	%(b)	10/15/27	42,709

				61,411

Lodging – 0.2%
Hyatt Hotels Corp.(b)
75,000	1.800		10/01/24	71,491
Marriott International, Inc.(b)
125,000	5.000		10/15/27	124,086
Marriott International, Inc.(b), Series HH
125,000	2.850		04/15/31	105,110

				300,687

Machinery-Diversified – 0.1%
Otis Worldwide Corp.
25,000	2.293	(b)	04/05/27	22,699
150,000	2.565	(b)	02/15/30	129,354

				152,053

Media – 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital(b)
320,000	4.908		07/23/25	313,810
Comcast Corp.
45,000	3.375	(b)	08/15/25	43,445
50,000	3.950	(b)	10/15/25	48,723
25,000	3.300	(b)	02/01/27	23,734
75,000	3.300	(b)	04/01/27	70,940
225,000	3.150	(b)	02/15/28	210,014
125,000	4.150	(b)	10/15/28	121,122
25,000	3.750	(b)	04/01/40	21,061
25,000	4.700	(b)	10/15/48	23,508
Fox Corp.
25,000	4.030	(b)	01/25/24	24,724
25,000	4.709	(b)	01/25/29	24,312
Walt Disney Co. (The)(b)
25,000	3.700		09/15/24	24,475

				949,868

Mining – 0.1%
Newmont Corp.(b)
75,000	2.250		10/01/30	61,588

Miscellaneous Manufacturing – 0.2%
Eaton Corp.(b)
175,000	4.150		03/15/33	166,231
General Electric Co., MTN
50,000	6.750		03/15/32	56,402

				222,633

Oil & Gas – 0.1%
Occidental Petroleum Corp.
69,000	7.875		09/15/31	76,959
Phillips 66(b)
25,000	1.300		02/15/26	22,614

				99,573

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Packaging & Containers – 0.0%
Berry Global, Inc.(b)
$50,000	1.570%		01/15/26	$45,127

Pharmaceuticals – 1.6%
AbbVie, Inc.
49,000	4.300	(b)	05/14/36	45,055
125,000	4.050	(b)	11/21/39	108,796
148,000	4.250	(b)	11/21/49	127,527
AmerisourceBergen Corp.(b)
75,000	3.450		12/15/27	70,209
Becton Dickinson and Co.
12,000	3.363	(b)	06/06/24	11,745
100,000	2.823	(b)	05/20/30	87,427
Bristol-Myers Squibb Co.
75,000	2.950	(b)	03/15/32	66,245
25,000	4.250	(b)	10/26/49	22,193
Cigna Group (The)
50,000	2.400	(b)	03/15/30	42,479
250,000	2.375	(b)	03/15/31	209,825
125,000	4.800	(b)	08/15/38	117,989
75,000	4.900	(b)	12/15/48	69,757
CVS Health Corp.
25,000	2.625	(b)	08/15/24	24,180
350,000	2.125	(b)	09/15/31	280,922
175,000	4.780	(b)	03/25/38	161,320
7,000	5.125	(b)	07/20/45	6,469
Pfizer Investment Enterprises Pte Ltd.(b)
275,000	4.750		05/19/33	274,078
Pfizer, Inc.(b)
75,000	3.450		03/15/29	70,598
Zoetis, Inc.
45,000	3.000	(b)	09/12/27	41,918
150,000	2.000	(b)	05/15/30	125,192

				1,963,924

Pipelines – 1.2%
Cheniere Energy Partners LP(b)(c)
75,000	5.950		06/30/33	75,303
Energy Transfer LP
15,000	4.250	(b)	04/01/24	14,772
50,000	2.900	(b)	05/15/25	47,464
25,000	5.250	(b)	04/15/29	24,403
275,000	5.750	(b)	02/15/33	276,746
5,000	6.000	(b)	06/15/48	4,747
Energy Transfer LP,(b) Series 5Y
75,000	4.200		09/15/23	74,737
Kinder Morgan, Inc.(b)
275,000	4.300		03/01/28	263,194
MPLX LP
75,000	2.650	(b)	08/15/30	62,819
35,000	4.500	(b)	04/15/38	30,162
25,000	5.500	(b)	02/15/49	22,781
Plains All American Pipeline LP / PAA Finance Corp.
35,000	3.850	(b)	10/15/23	34,777
25,000	3.800	(b)	09/15/30	22,199

Corporate Bonds – (continued)
Pipelines – (continued)
Sabine Pass Liquefaction LLC
75,000	5.625	%(b)	03/01/25	74,750
75,000	5.000	(b)	03/15/27	73,844
Targa Resources Corp.(b)
55,000	4.200		02/01/33	48,765
Western Midstream Operating LP
75,000	3.350	(b)	02/01/25	71,748
25,000	5.450	(b)	04/01/44	21,235
20,000	5.300	(b)	03/01/48	16,735
Williams Cos., Inc. (The)
25,000	3.900	(b)	01/15/25	24,296
35,000	4.000	(b)	09/15/25	33,815
125,000	5.650	(b)	03/15/33	126,708

				1,446,000

Real Estate Investment Trusts – 1.4%
Agree LP(b)
170,000	4.800		10/01/32	158,043
Alexandria Real Estate Equities, Inc.(b)
25,000	3.375		08/15/31	21,451
American Homes 4 Rent LP
50,000	4.900	(b)	02/15/29	47,935
30,000	2.375	(b)	07/15/31	23,887
American Tower Corp.
75,000	3.375	(b)	05/15/24	73,406
100,000	2.400	(b)	03/15/25	94,275
75,000	2.100	(b)	06/15/30	60,741
Crown Castle, Inc.
85,000	3.150	(b)	07/15/23	84,924
60,000	3.650	(b)	09/01/27	56,088
CubeSmart LP
45,000	4.000	(b)	11/15/25	42,686
60,000	2.500	(b)	02/15/32	47,652
Essex Portfolio LP(b)
50,000	3.000		01/15/30	42,794
Healthcare Realty Holdings LP(b)
25,000	2.050		03/15/31	18,621
Host Hotels & Resorts LP,(b) Series J
42,000	2.900		12/15/31	33,172
Invitation Homes Operating Partnership LP
75,000	2.300	(b)	11/15/28	63,836
195,000	2.000	(b)	08/15/31	151,198
Kilroy Realty LP(b)
20,000	4.750		12/15/28	17,725
Mid-America Apartments L.P.(b)
50,000	1.700		02/15/31	39,570
National Retail Properties, Inc.
35,000	3.900	(b)	06/15/24	34,274
45,000	4.000	(b)	11/15/25	42,835
Prologis L.P.
25,000	1.750	(b)	07/01/30	20,110
125,000	4.625	(b)	01/15/33	122,116
Realty Income Corp.(b)
25,000	3.950		08/15/27	23,766

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Real Estate Investment Trusts – (continued)
Regency Centers LP(b)
$100,000	2.950%		09/15/29	$85,755
Spirit Realty LP(b)
75,000	3.400		01/15/30	63,951
UDR, Inc., MTN
25,000	2.100	(b)	08/01/32	19,010
100,000	1.900	(b)	03/15/33	73,938
Ventas Realty LP(b)
45,000	3.500		02/01/25	43,098
WP Carey, Inc.
20,000	4.600	(b)	04/01/24	19,725
30,000	4.000	(b)	02/01/25	29,122
25,000	3.850	(b)	07/15/29	22,645
25,000	2.400	(b)	02/01/31	20,067

				1,698,416

Retail – 1.3%
7-Eleven, Inc. (b)(c)
100,000	1.300		02/10/28	84,493
AutoNation, Inc.
83,000	4.500	(b)	10/01/25	79,956
25,000	1.950	(b)	08/01/28	20,423
Dollar Tree, Inc.
50,000	4.000	(b)	05/15/25	48,443
50,000	4.200	(b)	05/15/28	47,397
Home Depot, Inc. (The)
25,000	3.900	(b)	12/06/28	24,196
150,000	3.250	(b)	04/15/32	134,793
25,000	4.250	(b)	04/01/46	22,169
Lowe’s Cos., Inc.
25,000	3.100	(b)	05/03/27	23,348
75,000	1.700	(b)	09/15/28	63,771
300,000	3.750	(b)	04/01/32	271,253
375,000	5.000	(b)	04/15/33	370,942
25,000	3.000	(b)	10/15/50	16,379
50,000	4.250	(b)	04/01/52	40,798
McDonald’s Corp., MTN
79,000	4.600	(b)	09/09/32	78,248
25,000	4.200	(b)	04/01/50	21,625
Starbucks Corp.
75,000	3.800	(b)	08/15/25	72,639
100,000	4.000	(b)	11/15/28	95,985
68,000	3.000	(b)	02/14/32	59,037
Tractor Supply Co.(b)
50,000	1.750		11/01/30	39,637
Walgreens Boots Alliance, Inc.(b)
41,000	4.100		04/15/50	29,194

				1,644,726

Semiconductors – 0.6%
Applied Materials, Inc.(b)
25,000	1.750		06/01/30	20,884
Broadcom, Inc.
74,000	4.150	(b)(c)	04/15/32	67,008
100,000	3.419	(b)(c)	04/15/33	83,718

Corporate Bonds – (continued)
Semiconductors – (continued)
Broadcom, Inc. – (continued)
50,000	3.469	%(b)(c)	04/15/34	40,981
162,000	3.137	(b)(c)	11/15/35	124,170
100,000	3.500	(b)(c)	02/15/41	74,857
Intel Corp.
175,000	5.200	(b)	02/10/33	176,631
75,000	3.050	(b)	08/12/51	50,277
Micron Technology, Inc.(b)
50,000	2.703		04/15/32	39,483

				678,009

Software – 1.6%
Adobe, Inc.
50,000	2.150	(b)	02/01/27	45,965
75,000	2.300	(b)	02/01/30	65,802
Fiserv, Inc.
100,000	2.750	(b)	07/01/24	97,035
25,000	4.200	(b)	10/01/28	23,955
Intuit, Inc.(b)
25,000	1.350		07/15/27	21,914
Oracle Corp.
150,000	4.500	(b)	05/06/28	145,976
34,000	2.950	(b)	04/01/30	29,681
175,000	4.650	(b)	05/06/30	169,263
275,000	2.875	(b)	03/25/31	234,372
250,000	6.250	(b)	11/09/32	265,238
157,000	4.900	(b)	02/06/33	152,413
225,000	6.900	(b)	11/09/52	252,128
50,000	3.850	(b)	04/01/60	35,075
Roper Technologies, Inc.(b)
50,000	4.200		09/15/28	48,069
ServiceNow, Inc.(b)
125,000	1.400		09/01/30	99,050
Take-Two Interactive Software, Inc.(b)
85,000	3.700		04/14/27	80,525
VMware, Inc.
25,000	1.800	(b)	08/15/28	20,999
100,000	2.200	(b)	08/15/31	78,580
Workday, Inc.
75,000	3.500	(b)	04/01/27	71,088
25,000	3.800	(b)	04/01/32	22,497

				1,959,625

Telecommunications – 1.9%
AT&T, Inc.
288,000	2.300	(b)	06/01/27	259,156
150,000	4.350	(b)	03/01/29	144,032
50,000	2.750	(b)	06/01/31	42,198
478,000	2.550	(b)	12/01/33	374,080
25,000	4.900	(b)	08/15/37	23,454
60,000	4.850	(b)	03/01/39	55,279
75,000	3.500	(b)	06/01/41	57,622
25,000	4.350	(b)	06/15/45	20,946
25,000	5.150	(b)	11/15/46	23,270

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Telecommunications – (continued)
AT&T, Inc. – (continued)
$25,000	4.500	%(b)	03/09/48	$21,157
25,000	3.650	(b)	06/01/51	18,343
25,000	3.500	(b)	09/15/53	17,699
T-Mobile USA, Inc.
49,000	3.500	(b)	04/15/25	47,147
75,000	1.500	(b)	02/15/26	67,813
153,000	3.750	(b)	04/15/27	144,943
25,000	4.750	(b)	02/01/28	24,301
175,000	2.050	(b)	02/15/28	152,008
83,000	3.875	(b)	04/15/30	76,510
75,000	2.875	(b)	02/15/31	63,594
75,000	3.500	(b)	04/15/31	66,148
500,000	5.200	(b)	01/15/33	496,851
25,000	3.000	(b)	02/15/41	18,255
Verizon Communications, Inc.
108,000	4.329		09/21/28	104,065
50,000	2.550	(b)	03/21/31	41,759

				2,360,630

Transportation – 0.4%
Burlington Northern Santa Fe LLC(b)
25,000	4.050		06/15/48	21,399
CSX Corp.
175,000	3.800	(b)	03/01/28	167,112
100,000	4.100	(b)	11/15/32	94,622
FedEx Corp.
45,000	3.400	(b)	02/15/28	41,906
75,000	5.250	(b)	05/15/50	72,068
Union Pacific Corp.(b)
125,000	2.800		02/14/32	107,852

				504,959

TOTAL CORPORATE BONDS
(Cost $36,790,456)				$34,196,474

Asset-Backed Securities – 6.7%
Collateralized Loan Obligations – 3.3%
Cathedral Lake VIII Ltd., Series 2021-8A, Class C(c)(d)
(3 Mo. LIBOR + 2.620%) (Cayman Islands)
$200,000	7.870%		01/20/35	$192,171
CBAM Ltd., Series 2018-5A, Class A(c)(d)
(3 Mo. LIBOR + 1.020%) (Cayman Islands)
525,000	6.280		04/17/31	518,759
CFIP CLO Ltd., Series 2021-1A, Class A(c)(d)
(3 Mo. LIBOR + 1.220%) (Cayman Islands)
700,000	6.470		01/20/35	681,141
CFIP CLO Ltd., Series 2021-1A, Class C1(c)(d)
(3 Mo. LIBOR + 2.400%) (Cayman Islands)
300,000	7.650		01/20/35	284,666
Crown City CLO I, Series 2020-1A, Class A1AR(c)(d)
(3 Mo. LIBOR + 1.190%) (Cayman Islands)
250,000	6.440		07/20/34	244,603

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A(c)(d)
(3 Mo. LIBOR + 1.240%)
425,000	6.500		07/15/36	417,102
HalseyPoint CLO Ltd., Series 2020-3A, Class A1A(c)(d)
(3M USD LIBOR + 1.450%) (Cayman Islands)
250,000	6.749		11/30/32	247,697
Jamestown CLO XV Ltd., Series 2020-15A, Class A(c)(d)
(3 Mo. LIBOR + 1.340%) (Cayman Islands)
300,000	6.600		04/15/33	296,468
Marble Point CLO XVII Ltd., Series 2020-1A, Class A(c)(d)
(3 Mo. LIBOR + 1.300%) (Cayman Islands)
500,000	6.550		04/20/33	490,211
Pikes Peak CLO Ltd., Series 2023-12A, Class A(c)(d)
(TSFR3M + 2.100%) (United Kingdom)
350,000	7.037		04/20/36	351,316
Venture CLO Ltd., Series 2020-39A, Class A1(c)(d)
(3 Mo. LIBOR + 1.280%) (Cayman Islands)
275,000	6.540		04/15/33	269,343

				3,993,477

Diversified Financial Services – 3.2%
Barclays Dryrock Issuance Trust, Series 2023-1, Class A
600,000	4.720		02/15/29	591,161
Benefit Street Partners CLO Xxx Ltd., Series 2023-30A, Class A(c)(d)
(TSFR3M + 2.100%) (United Kingdom)
350,000	6.805		04/25/36	351,252
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
300,000	4.950		10/15/27	298,078
Discover Card Execution Note Trust, Series 2023-A1, Class A
300,000	4.310		03/15/28	293,471
Halseypoint CLO 7 Ltd., Series 2023-7A, Class A(c)(d)
(TSFR3M + 2.250%) (United Kingdom)
600,000	7.509		07/20/36	600,000
Hyundai Auto Lease Securitization Trust 2021-B, Series 2021-B, Class A4(c)
300,000	0.380		08/15/25	295,667
Hyundai Auto Lease Securitization Trust 2022-A, Series 2022-A, Class A4(c)
300,000	1.320		12/15/25	289,206
Hyundai Auto Receivables Trust 2023-A, Series 2023-A, Class A2A
300,000	5.190		12/15/25	298,918
Nissan Auto Receivables 2023-A Owner Trust, Series 2023-A, Class A2A
300,000	5.340		02/17/26	298,884
Toyota Lease Owner Trust 2023-A, Series 2023-A, Class A2(c)
300,000	5.300		08/20/25	298,978
World Omni Auto Receivables Trust 2023-B, Series 2023-B, Class A2A
300,000	5.250		11/16/26	298,887

				3,914,502

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Debt Obligations – 0.2%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A(c)(d)
(SOFR + 1.450%) (Cayman Islands)
$250,000	6.517%		01/15/37	$245,474

TOTAL ASSET-BACKED SECURITIES
(Cost $8,254,497)				$8,153,453

Foreign Bonds – 5.1%
Agriculture – 0.1%
BAT Capital Corp. (United Kingdom)
$25,000	3.222	%(b)	08/15/24	$24,256
100,000	2.259	(b)	03/25/28	85,725
25,000	4.540	(b)	08/15/47	18,447

				128,428

Banks – 2.1%
Banco Santander SA (Spain)
200,000	2.746		05/28/25	187,862
Barclays PLC(d) (United Kingdom)
(SOFR + 2.71%)
200,000	2.852	(b)	05/07/26	187,488
BNP Paribas SA (France)
200,000	3.375	(c)	01/09/25	192,168
(SOFR + 1.00%)
200,000	1.323	(b)(c)(d)	01/13/27	177,496
BPCE SA(b)(c)(d) (France)
(SOFR + 1.73%)
250,000	3.116		10/19/32	193,467
Credit Suisse AG (Switzerland)
250,000	1.250		08/07/26	215,205
Credit Suisse Group AG(c)(d) (Switzerland)
(SOFR + 5.02%)
250,000	9.016	(b)	11/15/33	299,079
Deutsche Bank AG(d) (Germany)
(SOFR + 2.16%)
150,000	2.222	(b)	09/18/24	148,198
HSBC Holdings PLC(d) (United Kingdom)
(SOFR + 1.54%)
200,000	1.645	(b)	04/18/26	184,673
ING Groep NV(c)(d) (Netherlands)
(US 1 Year CMT T-Note + 1.10%)
200,000	1.400	(b)	07/01/26	182,263
Macquarie Group Ltd.(c)(d) (Australia)
(SOFR + 1.07%)
50,000	1.340	(b)	01/12/27	44,488
Toronto-Dominion Bank (The) (Canada)
175,000	4.456		06/08/32	166,250
UBS Group AG (Switzerland)
250,000	4.550		04/17/26	240,235
(US 1 Year CMT T-Note + 1.10%)
200,000	2.746	(b)(c)(d)	02/11/33	155,456

Foreign Bonds – (continued)
Banks – (continued)
Westpac Banking Corp.(d) (Australia)
(US Treasury Yield Curve Rate T-Note Constant Maturity + 2.00%)
25,000	4.110	%(b)	07/24/34	21,812
Westpac Banking Corp.(d), GMTN (Australia)
(5 Year USD Swap + 2.24%)
25,000	4.322	(b)	11/23/31	23,170

				2,619,310

Beverages – 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
335,000	4.700	(b)	02/01/36	326,188
115,000	4.900	(b)	02/01/46	109,836
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
175,000	4.750	(b)	01/23/29	174,344
25,000	8.200		01/15/39	32,659
25,000	4.950		01/15/42	24,386
100,000	4.600	(b)	04/15/48	92,850
25,000	4.500	(b)	06/01/50	23,105
JDE Peet’s NV(c) (Netherlands)
150,000	1.375	(b)	01/15/27	130,168

				913,536

Biotechnology – 0.0%
CSL Finance PLC(c) (Australia)
25,000	3.850	(b)	04/27/27	23,887

Commercial Services – 0.2%
DP World Crescent Ltd., Series EMTN (United Arab Emirates)
200,000	3.875		07/18/29	188,842

Diversified Financial Services – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
250,000	2.450	(b)	10/29/26	223,488
225,000	3.000	(b)	10/29/28	195,148
Avolon Holdings Funding Ltd. (Ireland)
25,000	3.950	(b)(c)	07/01/24	24,254
100,000	2.875	(b)(c)	02/15/25	93,305
25,000	4.250	(b)(c)	04/15/26	23,283

				559,478

Electric – 0.2%
Korea Hydro & Nuclear Power Co. Ltd.(c) (South Korea)
220,000	4.250		07/27/27	213,885

Machinery-Construction & Mining – 0.1%
Weir Group PLC (The)(c) (United Kingdom)
200,000	2.200	(b)	05/13/26	179,033

Mining – 0.3%
Glencore Funding LLC (Australia)
75,000	4.125	(b)(c)	03/12/24	74,068
25,000	4.625	(c)	04/29/24	24,685
75,000	1.625	(b)(c)	04/27/26	67,620
150,000	2.625	(b)(c)	09/23/31	120,688

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Bonds – (continued)
Mining – (continued)
Newcrest Finance Pty Ltd.(c) (Australia)
$25,000	3.250	%(b)	05/13/30	$22,087
Teck Resources Ltd. (Canada)
18,000	3.900	(b)	07/15/30	16,378

				325,526

Oil & Gas – 0.2%
Saudi Arabian Oil Co. (Saudi Arabia)
220,000	3.500		04/16/29	202,147

Pharmaceuticals – 0.2%
Bayer US Finance II LLC(c) (Germany)
200,000	3.875	(b)	12/15/23	197,891

Pipelines – 0.3%
Enbridge, Inc. (Canada)
111,000	5.700	(b)	03/08/33	112,524
125,000	2.500	(b)	08/01/33	97,998
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)
189,970	2.940		09/30/40	152,217

				362,739

Semiconductors – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
25,000	3.400	(b)	05/01/30	22,143
125,000	2.500	(b)	05/11/31	101,885
125,000	2.650	(b)	02/15/32	101,065

				225,093

Transportation – 0.0%
Canadian Pacific Railway Co. (Canada)
25,000	2.050	(b)	03/05/30	20,982

TOTAL FOREIGN BONDS
(Cost $6,726,533)				$6,160,777

U.S. Government Agency Securities – 2.6%
Federal Farm Credit Banks Funding Corp.
$460,000	2.900	%(f)	04/12/32	$412,036
230,000	3.300	(f)	05/19/32	211,000
130,000	3.500	(f)	09/01/32	121,728
600,000	2.850	(f)	03/28/34	517,288
340,000	3.080	(f)	03/30/37	290,350
Federal Home Loan Banks
100,000	3.375	(f)	12/08/23	99,115
250,000	3.375	(f)	09/10/32	229,086
430,000	4.750	(f)	12/10/32	444,014
Federal National Mortgage Associations
400,000	1.875	(f)	09/24/26	369,159
400,000	6.250	(f)	05/15/29	442,395

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $3,424,917)				$3,136,171

Commercial Mortgage-Backed Securities – 2.2%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS(d)
$150,000	2.778%		11/15/54	$114,187
BANK Series 2019-BN21, Class A5
150,000	2.851		10/17/52	127,991
BANK Series 2021-BN32, Class A5
150,000	2.643		04/15/54	124,746
BANK Series 2022-BNK43, Class A5
200,000	4.399		08/15/55	187,400
BANK5 Series 2023-5YR2, Class A3
250,000	6.656		06/15/28	257,725
BBCMS Mortgage Trust Series 2022-C17, Class A5
450,000	4.441		09/15/55	423,131
BX Commercial Mortgage Trust 2023-VLT2 Series 2023-VLT2, Class A(d) (TSFR1M + 2.281%)(c)
250,000	7.428		06/15/40	248,993
Bx Trust Series 2022-PSB, Class A(d) (TSFR1M + 2.451%)(c)
89,262	7.598		08/15/39	88,816
BX Trust Series 2021-ARIA, Class C(d) (1 Mo. LIBOR + 1.646%)(c)
150,000	6.839		10/15/36	144,064
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
100,000	3.006		01/15/53	85,777
Citigroup Commercial Mortgage Trust 2023-PRM3 Series 2023-PRM3, Class A(d)(c)
200,000	6.360		07/10/28	203,736
DOLP Trust Series 2021-NYC, Class A(c)
200,000	2.956		05/10/41	156,087
EQUS Mortgage Trust Series 2021-EQAZ, Class A(d) (1 Mo. LIBOR + 0.755%)(c)
199,996	5.948		10/15/38	194,257
Freddie Mac Multifamily Structured Pass Through Certificates Series K152, Class A2(d)
200,000	3.780		11/25/32	190,907
Freddie Mac Multifamily Structured Pass Through Certificates Series KF153, Class AS(d) (SOFR + 0.680%)
200,000	5.721		02/25/33	199,291

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $2,987,972)				$2,747,108

Foreign Government Securities – 1.2%
Sovereign – 1.2%
Indonesia Government International Bond(b)
$200,000	4.850%		01/11/33	$198,775
200,000	3.050		03/12/51	145,710
Israel Government AID Bond
200,000	5.500	(g)	12/04/23	199,868
100,000	5.500	(g)	04/26/24	99,805
Mexico Government International Bond(b)
400,000	3.250		04/16/30	355,564
110,000	1.450		10/25/33	88,639
200,000	4.280		08/14/41	165,391

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Government Securities – (continued)
Sovereign – (continued)
Peruvian Government International Bond(b)
$50,000	3.230%		07/28/21	$30,003
Romanian Government International Bond(c)
40,000	3.000		02/27/27	36,250
10,000	2.124		07/16/31	8,241
30,000	2.625		12/02/40	19,848
10,000	4.625		04/03/49	8,389
Romanian Government International Bond, Series EMTN
50,000	2.875		03/11/29	47,344
Uruguay Government International Bond(b)
50,000	4.375		01/23/31	49,292

				1,453,119

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost $1,687,445)				$1,453,119

Municipal Bonds – 1.0%
Arizona – 0.0%
City of Tucson AZ
$25,000	1.932	%(b)	07/01/31	$20,258

California – 0.5%
California Health Facilities Financing Authority
125,000	3.478	(b)	06/01/29	115,683
100,000	3.790	(b)	06/01/32	91,669
California Statewide Communities Development Authority
50,000	1.877		02/01/31	39,171
Municipal Improvement Corp. of Los Angeles
35,000	1.648	(b)	11/01/28	29,617
80,000	2.074	(b)	11/01/30	65,756
Port of Oakland
80,000	2.199	(b)	05/01/31	66,698
San Francisco Municipal Transportation Agency
30,000	1.302		03/01/28	25,261
San Jose Financing Authority
25,000	1.812	(b)	06/01/29	21,199
25,000	1.862	(b)	06/01/30	20,730
State of California
105,000	7.625	(b)	03/01/40	131,984

				607,768

Florida – 0.0%
State Board of Administration Finance Corp.
70,000	2.154	(b)	07/01/30	58,346

Illinois – 0.2%
Chicago O’Hare International Airport
85,000	2.346	(b)	01/01/30	73,195
State of Illinois GO Bonds
25,000	5.100		06/01/33	24,567
92,857	7.350	(b)	07/01/35	100,075

				197,837

Municipal Bonds – (continued)
Louisiana – 0.1%
City of New Orleans LA Water System Revenue
25,000	1.008	%(b)	12/01/26	21,703
Louisiana Local Government Environmental Facilities & Community Development Auth, Series 2022-ELL A3
140,000	4.275		02/01/36	131,685

				153,388

New York – 0.0%
City of New York NY
40,000	1.940	(b)	03/01/29	34,256
Metropolitan Transportation Authority
25,000	5.989	(b)	11/15/30	26,283
New York City Transitional Finance Authority Future Tax Secured Revenue
10,000	3.590	(b)	08/01/27	9,549

				70,088

Ohio – 0.1%
American Municipal Power, Inc.
95,000	6.270	(b)	02/15/50	104,201

Texas – 0.1%
City of Houston TX Airport System Revenue
30,000	2.235		07/01/29	25,980
40,000	2.285		07/01/30	34,008

				59,988

TOTAL MUNICIPAL BONDS
(Cost $1,370,760)				$1,271,874

Collateralized Mortgage Obligations – 0.3%
Alternative Loan Trust Series 2005-38, Class A1(d) (1 Year CMT + 1.500%)
$39,491	5.476%		09/25/35	$36,531
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2(d) (SOFR + 1.550%)(c)
44,000	6.617		10/25/41	43,128
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(d) (SOFR + 1.650%)(c)
42,000	6.717		12/25/41	40,636
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M1(d) (SOFR + 1.900%)(c)
37,494	6.967		04/25/42	37,579
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M2(d) (SOFR + 3.000%)(c)
36,000	8.067		04/25/42	35,870
Federal Home Loan Mortgage Corporation Series 2020-DNA5, Class M2(d) (SOFR + 2.800%)(c)
11,818	7.867		10/25/50	11,988
Federal Home Loan Mortgage Corporation Series 2021-DNA5, Class M2(d) (SOFR + 1.650%)(c)
21,873	6.717		01/25/34	21,842

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Federal Home Loan Mortgage Corporation Series 2022-DNA1, Class M1A(d) (SOFR + 1.000%)(c)
$80,508	6.067%		01/25/42	$79,213
Federal Home Loan Mortgage Corporation Series 2022-DNA3, Class M1A(d) (SOFR + 2.000%)(c)
31,412	7.067		04/25/42	31,451
JPMorgan Mortgage Trust Series 2021-6, Class A3(d)(c)
91,423	2.500		10/25/51	73,463
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(d)(c)
6,173	3.500		07/25/49	5,478

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $443,801)				$417,179

U.S. Treasury Obligations – 18.0%
U.S. Treasury Bonds
$1,640,000	3.125	%(f)	11/15/41	$1,444,738
1,550,000	2.750	(f)	08/15/42	1,277,297
2,310,000	2.750	(f)	11/15/42	1,900,336
230,000	3.000	(f)	02/15/49	194,566
230,000	2.875	(f)	05/15/49	190,181
420,000	2.250	(f)	08/15/49	305,353
2,930,000	2.375	(f)	11/15/49	2,189,259
610,000	2.000	(f)	02/15/50	418,231
480,000	2.375	(f)	05/15/51	357,000
170,000	2.000	(f)	08/15/51	115,919
160,000	2.250	(f)	02/15/52	115,675
1,630,000	4.000	(f)	11/15/52	1,675,334
U.S. Treasury Notes
620,000	2.500	(f)	05/31/24	603,798
620,000	3.000	(f)	06/30/24	605,372
1,250,000	3.000	(f)	07/31/24	1,218,457
620,000	4.250	(f)	09/30/24	611,814
620,000	4.250	(f)	12/31/24	611,378
636,000	0.375	(f)	12/31/25	573,245
4,050,000	0.750	(f)	03/31/26	3,660,504
1,720,000	0.625	(f)	07/31/26	1,532,412
140,000	1.250	(f)	03/31/28	122,500
970,000	2.875	(f)	05/15/28	915,362
1,180,000	1.250	(f)	06/30/28	1,027,337
250,000	3.125	(f)	11/15/28	238,184

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,106,605)				$21,904,252

Shares	Dividend Rate	Value

Investment Company – 0.1%(h)
Goldman Sachs Financial Square Government Fund — Institutional Shares
156,880	5.022%	$156,880
(Cost $156,880)

TOTAL INVESTMENTS – 119.4%
(Cost $154,365,688)		$145,478,409

LIABILITIES IN EXCESS OF ASSETS – (19.4)%		(23,665,664)

NET ASSETS – 100.0%		$121,812,745

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $24,978,429 which represents approximately 20.5% of the Fund’s net assets as of June 30, 2023.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2023.

(e)	Step coupon.

(f)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(g)	Guaranteed by the United States Government. Total market value of $299,673, which represents 0.2% of net assets as of June 30, 2023.

(h)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
ESTRON	—Euro Short-Term Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GMTN	—Global Medium Term Note
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
MTN	—Medium Term Note
NIBOR	—Norwegian Interbank Offered Rate
PLC	—Public Limited Company
SONIO	—Sterling Overnight Index Average
SOFR	—Secured Overnight Financing Rate
TSFR	—Term Secured Overnight Financing Rate

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	GBP	236,270	USD	296,393	8/8/2023	$3,742
Morgan Stanley Co., Inc.	USD	260,409	SEK	2,771,715	8/17/2023	2,843
Morgan Stanley Co., Inc.	CAD	327,417	USD	241,502	8/29/2023	5,884
Morgan Stanley Co., Inc.	USD	113,259	JPY	15,679,426	8/31/2023	3,558
Morgan Stanley Co., Inc.	USD	1,072,104	EUR	973,144	9/19/2023	5,932
Morgan Stanley Co., Inc.	CHF	325,025	USD	362,865	9/20/2023	3,405
Morgan Stanley Co., Inc.	USD	116,552	AUD	173,680	9/20/2023	590

TOTAL						$25,954

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	273,455	GBP	217,984	8/8/2023	$(3,452)
Morgan Stanley Co., Inc.	SEK	2,653,375	USD	249,337	8/17/2023	(2,769)
Morgan Stanley Co., Inc.	USD	265,806	CAD	360,367	8/29/2023	(6,477)
Morgan Stanley Co., Inc.	JPY	17,863,369	USD	129,035	8/31/2023	(4,053)
Morgan Stanley Co., Inc.	EUR	811,490	USD	894,011	9/19/2023	(4,946)
Morgan Stanley Co., Inc.	JPY	40,216,940	USD	293,142	9/20/2023	(10,859)
Morgan Stanley Co., Inc.	USD	168,260	CAD	223,834	9/20/2023	(918)
Morgan Stanley Co., Inc.	USD	164,201	EUR	152,269	9/20/2023	(2,633)
Morgan Stanley Co., Inc.	USD	150,822	GBP	120,297	9/20/2023	(1,986)
Morgan Stanley Co., Inc.	USD	108,562	NOK	1,188,839	9/20/2023	(2,510)
Morgan Stanley Co., Inc.	USD	116,299	NZD	190,306	9/20/2023	(452)
Morgan Stanley Co., Inc.	USD	121,834	SEK	1,312,524	9/20/2023	(337)

TOTAL						$(41,392)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At June 30, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
Federal National Mortgage Association	2.000%	TBA-30yr	07/15/53	$(8,000,000)	$(6,518,552)
Federal National Mortgage Association	2.500	TBA-30yr	07/15/53	(1,000,000)	(847,408)
Federal National Mortgage Association	3.000	TBA-30yr	07/15/53	(4,000,000)	(3,519,248)
Federal National Mortgage Association	4.500	TBA-30yr	07/15/53	(2,000,000)	(1,921,876)
Federal National Mortgage Association	5.500	TBA-30yr	07/15/53	(9,000,000)	(8,956,750)
Federal National Mortgage Association	6.000	TBA-30yr	07/15/53	(2,000,000)	(2,017,422)
Government National Mortgage Association	3.000	TBA-30yr	07/15/53	(1,000,000)	(893,089)
Government National Mortgage Association	6.000	TBA-30yr	07/15/53	(1,000,000)	(1,006,508)

Total (Proceed Receivable $(25,822,461))					$(25,680,853)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

ICE 3MTH SONIA Future	2	09/17/24	$596,361	$(1,581)
ICE 3MTH SONIA Future	20	12/17/24	5,976,942	(58,493)
U.S. Treasury 2 Year Note	58	09/29/23	11,796,656	(87,816)
U.S. Treasury 5 Year Note	35	09/29/23	3,749,922	(1,532)
U.S. Treasury Ultra Bond	10	09/20/23	1,366,250	3,834

Total				(145,588)

Short position contracts:

3MO EURO EURIBOR Future	(2)	09/18/23	(524,322)	799
EURO-BOBL Future	(7)	09/07/23	(883,992)	5,754
EURO-BUND Future	(1)	09/07/23	(145,970)	(989)
ICE 3MTH SONIA Future	(18)	12/19/23	(5,375,533)	34,108
U.S. Treasury 10 Year Ultra Note	(11)	09/20/23	(1,303,844)	5,795
U.S. Treasury Long Bond	(1)	09/20/23	(127,125)	(317)

Total				45,150

Total Futures Contracts				$(100,438)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2023, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2023(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
General Electric Co.	1.000%	1.200%	Bank of America NA	06/20/2026	USD	175	$2,101	$—	$2,101
Nordstrom, Inc.	1.000	0.252	Bank of America NA	06/20/2024	USD	225	(567)	(212)	(356)
ICE CD JWN	1.000	1.033	Bank of America NA	12/20/2024	USD	100	(1,033)	(1,928)	894
ICE MEX	1.000	0.095		06/20/2028	USD	210	(200)	(1,860)	1,659
Republic of Indonesia	1.000	0.588		06/20/2028	USD	200	1,176	(146)	1,322
Republic of Chile	1.000	1.225		06/20/2028	USD	90	1,102	(179)	1,281
Markit CDX North America Investment Grade Index	1.000	1.136	Bank of America NA	06/20/2025	USD	4,500	51,133	8,820	42,313
Markit CDX North America Investment Grade Index	1.000	1.434	Bank of America NA	12/20/2025	USD	575	8,245	—	8,245
Markit CDX North America Investment Grade Index	1.000	1.493	Bank of America NA	06/20/2026	USD	4,775	71,291	23,491	47,803
ICE CDX Investment Grade Index	1.000	1.507	Bank of America NA	12/20/2026	USD	2,900	43,703	45,928	(2,225)

TOTAL							$176,951	$73,914	$103,037

(a)	Payments received quarterly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
1 Day SOFR(b)	0.000%	04/19/2025	USD	250	$2,286	$(233)	$2,519
1 Day SOFR(b)	0.000	05/14/2025	USD	2,970	30,650	—	30,650
0.000%(c)	6 Month NIBOR	09/20/2025	CAD	2,520	(12,374)	—	(12,374)
3.500(b)	6 Month NIBOR	09/20/2025	SEK	9,990	(8,332)	—	(8,332)
6 Month NIBOR(b)	0.000	09/20/2025	EUR	930	1,044	—	1,044
6 Month NIBOR(c)	5.000	09/20/2025	NZD	1,390	5,462	—	5,462
6 Month NIBOR(d)	3.500	09/20/2025	AUD	1,280	15,448	—	15,448
0.000(b)	FIX3FR	04/13/2028	EUR	710	(12)	9,836	(9,848)
0.000(b)	1 Day ESTRON	04/22/2028	EUR	2,510	4,276	10,319	(6,043)
12 Month BOJDTR(b)	2.852	04/22/2028	EUR	2,510	(3,065)	(8,893)	5,828
6 Month NIBOR(b)	0.000	09/20/2028	GBP	90	7,328	—	7,328
6 Month NIBOR(b)	0.000	09/20/2028	JPY	395,000	(30,729)	(32,247)	1,518
1 Day ESTRON(b)	2.350	07/04/2029	EUR	90	2,647	—	2,647
0.000(b)	12 Month BOJDTR	03/31/2030	USD	2,080	(29,101)	1,587	(30,688)
1 Day ESTRON(b)	0.000	07/28/2032	USD	1,400	24,685	—	24,685
0.000(b)	6 Month NIBOR	09/20/2033	CHF	880	20,274	4,469	15,805
0.000(b)	6 Month NIBOR	09/20/2033	USD	510	(174)	2,205	(2,379)
3.250(b)	6 Month NIBOR	09/20/2033	EUR	230	5,648	4,069	1,579
4.000(c)	6 Month NIBOR	09/20/2033	AUD	1,110	(23,794)	—	(23,794)
4.500(c)	6 Month NIBOR	09/20/2033	NZD	280	407	970	(563)
6 Month NIBOR(b)	0.000	09/20/2033	JPY	225,000	(20,867)	(19,630)	(1,237)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid	Unrealized Appreciation (Depreciation)
6 Month NIBOR(b)	3.000%	09/20/2033	SEK	5,750	$1,237	$(5,619)	$6,856
6 Month NIBOR(c)	0.000	09/20/2033	CAD	430	(9,318)	(5,993)	(3,325)
6 Month NIBOR(b)	3.500	09/20/2033	NOK	2,570	6,719	—	6,719
2.855%(b)	1 Day ESTRON	07/04/2037	EUR	740	3,138	1,712	1,426
0.000(b)	1 Day SOFR	07/28/2037	USD	3,440	(45,439)	—	(45,439)
2.152(b)	1 Day SONIO	08/09/2037	EUR	1,190	(31,706)	—	(31,706)
0.000(b)	1 Day SOFR	05/10/2038	USD	1,530	3,390	—	3,390
1 Day ESTRON(b)	1.452	08/10/2042	EUR	3,040	97,219	—	97,219
1 Day SOFR(b)	0.000	07/28/2047	USD	2,830	40,202	—	40,202
1.051(b)	1 Day SONIO	08/11/2047	EUR	1,780	(46,367)	—	(46,367)
1 Day ESTRON(b)	1.560	07/06/2052	EUR	570	23,688	(60)	23,748
1 Day SOFR(b)	0.000	05/11/2053	USD	1,240	(7,087)	—	(7,087)
6 Month NIBOR(b)	2.500	09/20/2053	EUR	210	572	—	572

TOTAL					$27,955	$(37,508)	$65,463

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2023.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made quarterly.

OVER THE COUNTER INTEREST RATE SWAPTIONS — At June 30, 2023, the Fund had the following written option contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written Option Contracts

Puts
6M IRS	Morgan Stanley Co., Inc.	JPY 0.400	01/08/2024	(46,000,000)	$(46,000,000)	$(3,185)	$(1,355)	$(1,830)
3M IRS	Morgan Stanley Co., Inc.	2.908	05/14/2024	(3,450,000)	(3,450,000)	(52,058)	(22,425)	(29,633)
3M IRS	Morgan Stanley Co., Inc.	2.935	05/14/2024	(1,150,000)	(1,150,000)	(17,108)	(7,331)	(9,777)

Total Puts				(50,600,000)		(72,351)	(31,111)	$(41,240)

Calls
3M IRS	Morgan Stanley Co., Inc.	2.935	05/14/2024	(1,150,000)	(1,150,000)	(1,734)	(7,331)	5,597
3M IRS	Morgan Stanley Co., Inc.	2.908	05/14/2024	(3,450,000)	(3,450,000)	(5,075)	(22,425)	17,350

Total Calls				(4,600,000)		(6,809)	(29,756)	$22,947

Total Written Option Contracts				(55,200,000)		$(79,160)	(60,867)	$(18,293)

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Core Fixed Income Fund

Assets:
Investments in unaffiliated issuers, at value (cost $128,386,347)	$145,321,529
Investments in affiliated issuers, at value (cost $156,880)	156,880
Cash	1,853,222
Foreign currency, at value (cost $8,406)	8,420
Receivables:
Investments sold on an extended-settlement basis	39,397,656
Collateral on certain derivative contracts(a)	887,538
Interest and Dividends	813,530
Fund shares sold	98,343
Reimbursement from investment adviser	16,864
Unrealized gain on forward foreign currency exchange contracts	25,954
Variation margin on futures contracts	14,793
Other assets	1,455

Total assets	188,596,184

Liabilities:
Variation margin on futures contracts	59,592
Forward sale contracts, at value (proceeds received $25,822,461)	25,680,853
Unrealized loss on forward foreign currency exchange contracts	41,392
Written options, at value (premiums received $60,867)	79,160
Payables:
Investments purchased	40,695,267
Fund shares redeemed	49,941
Management fees	39,718
Distribution and Service fees and Transfer Agency fees	20,646
Accrued expenses	116,870

Total liabilities	66,783,439

Net Assets:
Paid-in capital	137,165,444
Total distributable earnings (loss)	(15,352,699)

NET ASSETS	$187,595,553
Net Assets:
Institutional	$42,336,581
Service	79,476,164

Total Net Assets	$121,812,745
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	4,459,576
Service	8,383,528
Net asset value, offering and redemption price per share:
Institutional	$9.49
Service	9.48

(a) Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps

Core Fixed Income Fund	$288,102	$629,436

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

Core Fixed Income Fund

Investment income:
Interest	$2,144,462
Dividends — affiliated issuers	24,030

Total investment income	2,168,492

Expenses:
Management fees	234,123
Distribution and Service fees — Service Shares	96,163
Professional fees	48,072
Custody, accounting and administrative services	39,607
Trustee fees	13,431
Transfer Agency fees(a)	11,706
Printing and mailing costs	9,257
Other	21,268

Total expenses	473,627

Less — expense reductions	(130,046)

Net expenses	343,581

NET INVESTMENT INCOME	1,824,911

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,216,364)
Futures contracts	(54,314)
Swap contracts	57,177
Written options	1,648
Purchased options	(2,995)
Forward foreign currency exchange contracts	(31,450)
Foreign currency transactions	(1,792)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	2,349,095
Forward Sales Contracts	(173,454)
Futures contracts	(33,211)
Purchased options	5,259
Written options	(22,540)
Swap contracts	25,352
Forward foreign currency exchange contracts	8,691
Foreign currency translations	(47,373)

Net realized and unrealized gain	863,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,688,640

(a) Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Core Fixed Income Fund	$4,013	$7,693

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:
Net investment income	$1,824,911	$1,921,787
Net realized loss	(1,248,090)	(5,191,585)
Net change in unrealized gain (loss)	2,111,819	(12,101,618)

Net increase in net assets resulting from operations	2,688,640	15,371,416

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(669,892)	(498,802)
Service Shares	(1,183,414)	(1,038,833)

Total distributions to shareholders	(1,853,306)	(1,537,635)

From share transactions:
Proceeds from sales of shares	12,120,409	33,277,943
Reinvestment of distributions	1,853,306	1,537,635
Cost of shares redeemed	(3,693,447)	(10,255,336)

Net increase in net assets resulting from share transactions	10,280,268	24,560,242

TOTAL INCREASE	11,115,602	7,651,191

Net Assets:

Beginning of period	110,697,143	103,045,952

End of period	$121,812,745	$110,697,143

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.41		$11.13	$11.53	$10.85	$10.20	$10.66

Net investment income(a)	0.16		0.21	0.12	0.18	0.26	0.29

Net realized and unrealized gain (loss)	0.08		(1.77)	(0.36)	0.86	0.69	(0.37)

Total from investment operations	0.24		(1.56)	(0.24)	1.04	0.95	(0.08)

Distributions to shareholders from net investment income	(0.16)		(0.16)	(0.14)	(0.26)	(0.30)	(0.38)

Distributions to shareholders from net realized gains	—		—	(0.02)	(0.10)	—	—

Total distributions	(0.16)		(0.16)	(0.16)	(0.36)	(0.30)	(0.38)

Net asset value, end of period	$9.49		$9.41	$11.13	$11.53	$10.85	$10.20

Total Return(b)	2.50%		(14.03)%	(2.06)%	9.64%	9.28%	(0.58)%

Net assets, end of period (in 000’s)	$42,337		$38,157	$31,179	$25,194	$17,421	$2,657

Ratio of net expenses to average net assets	0.42	%(c)	0.41%	0.41%	0.41%	0.44%	0.42%

Ratio of total expenses to average net assets	0.64	%(c)	0.70%	0.81%	0.93%	1.08%	1.06%

Ratio of net investment income to average net assets	3.28	%(c)	2.07%	1.05%	1.61%	2.41%	2.88%

Portfolio turnover rate(d)	425%		693%	513%	501%	556%	406%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.40		$11.13	$11.53	$10.85	$10.21	$10.65

Net investment income(a)	0.14		0.18	0.09	0.16	0.25	0.25

Net realized and unrealized gain (loss)	0.08		(1.77)	(0.34)	0.85	0.66	(0.34)

Total from investment operations	0.22		(1.59)	(0.25)	1.01	0.91	(0.09)

Distributions to shareholders from net investment income	(0.14)		(0.14)	(0.13)	(0.23)	(0.27)	(0.35)

Distributions to shareholders from net realized gains	—		—	(0.02)	(0.10)	—	—

Total distributions	(0.14)		(0.14)	(0.15)	(0.33)	(0.27)	(0.35)

Net asset value, end of period	$9.48		$9.40	$11.13	$11.53	$10.85	$10.21

Total Return(b)	2.39%		(14.28)%	(2.23)%	9.37%	9.00%	(0.83)%

Net assets, end of period (in 000’s)	$79,476		$72,540	$71,867	$46,631	$37,524	$36,416

Ratio of net expenses to average net assets	0.67	%(c)	0.66%	0.66%	0.66%	0.68%	0.67%

Ratio of total expenses to average net assets	0.89	%(c)	0.95%	1.06%	1.18%	1.35%	1.18%

Ratio of net investment income to average net assets	3.03	%(c)	1.82%	0.85%	1.39%	2.33%	2.46%

Portfolio turnover rate(d)	425%		693%	513%	501%	556%	406%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements

June 30, 2023 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists the series of the Trust that is included in this report (the “Fund”), along with its corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Core Fixed Income	Institutional and Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment	Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight- line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

CORE FIXED INCOME FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Securities	$—	$65,881,122	$—
Corporate Bonds	—	34,196,474	—
U.S. Treasury Obligations	21,904,252	—	—
Asset- Backed Securities	—	8,153,453	—
Foreign Bonds	—	6,160,777	—
U.S. Government Agency Securities	—	3,136,171	—
Commercial Mortgage-Backed Securities	—	2,747,108	—
Foreign Government Securities	—	1,453,119	—
Municipal Bonds	—	1,271,874	—
Collateralized Mortgage Obligations	—	417,179	—
Investment Company	156,880	—	—

Total	$22,061,132	$123,417,277	$—

Liabilities
Forward Sales Contracts	$—	$(25,680,853)	$—

Derivative Type

Assets(a)
Credit Default Swap Contracts	$—	$105,617	$—
Forward Foreign Currency Contracts	—	25,954	—
Futures Contracts	50,290	—	—
Interest Rate Swap Contracts	—	294,645	—

Total	$50,290	$426,216	$—

Liabilities
Credit Default Swap Contracts(a)	$—	$(2,580)	$—
Forward Foreign Currency Contracts(a)	—	(41,392)	—
Futures Contracts(a)	(150,728)	—	—
Interest Rate Swap Contracts(a)	—	(229,182)	—
Written Option Contracts	—	(79,160)	—

Total	$(150,728)	$(352,314)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Core Fixed Income Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures and swaps contracts	$344,935	(a)	Variation margin on futures and swaps contracts and written options at value	$(459,070	)(a)
Credit	Unrealized gain on swap contracts	105,618	(a)	Unrealized loss on swap contracts	(2,581	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts forward foreign	25,954		Payable for unrealized loss on forward foreign currency exchange contracts	(41,392)

Total		$476,507			$(503,043)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of June 30, 2023, is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Core Fixed Income Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(11,641)	$112,653
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contractss, written option contracts and purchased options contracts	(31,450)	8,691
Interest Rate	Net realized gain (loss) from futures contracts, written option, and purchased options/Net change in unrealized gain (loss) on futures contracts and swap contracts	13,157	(137,682)

Total		$(29,934)	$(16,338)

	Average number of Contracts or Notional Amounts(1)
Risk	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Core Fixed Income Fund	159	$73,185,927	$361,988,750	390,000	50,813,333

(1)

Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Fund held such derivatives during the six months ended June 30, 2023.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income Fund	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invest. For the six months ended June 30, 2023, GSAM waived $933 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income Fund	$933	$129,113	$130,046

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of June 30, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
Core Fixed Income Fund	$5,716,986	$17,588,100	$(23,148,206)	$156,880	156,880	$24,030

6.    PORTOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$746,694,824	$15,502,766	$746,948,306	$4,855,679

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2022, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Core Fixed Income Fund
Capital loss carryforwards:
Perpetual Short-term	$(3,676,602)
Perpetual Long-term	(2,032,083)
Total Capital loss carryforwards	$(5,708,685)
Timing differences (Post October loss deferral, and straddle loss deferrals)	$(92,755)

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

7.    TAX INFORMATION (continued)

As of June 30, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Core Fixed Income Fund
Tax cost	$153,992,762
Gross unrealized gain	499,084
Gross unrealized loss	(9,013,437)
Net unrealized gain (loss)	$(8,514,353)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

8.    OTHER RISKS (continued)

Some floating or variable rate obligations or investments of the Fund may reference (or may have previously referenced) the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis and are expected to cease being published in September 2024. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates, like SOFR or Term SOFR, to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund’s floating and variable rate obligations and investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s obligations or investments may have transitioned from LIBOR or may transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its obligations or investments. Any pricing adjustments to the Fund’s obligations or investments resulting from use of an alternative reference rate may also adversely affect the Fund’s performance and/or NAV. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its obligations and investments.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

8.    OTHER RISKS (continued)

fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	383,025	$3,685,169	1,549,382	$15,081,808
Reinvestment of distributions	70,311	669,891	51,565	498,803
Shares redeemed	(47,991)	(464,016)	(346,895)	(3,639,227)
	405,345	3,891,044	1,254,052	11,941,384
Service Shares
Shares sold	878,033	8,435,240	1,821,761	18,196,134
Reinvestment of distributions	124,325	1,183,414	107,310	1,038,833
Shares redeemed	(336,334)	(3,229,430)	(669,929)	(6,616,109)
	666,024	6,389,224	1,259,142	12,618,858

NET INCREASE	1,071,369	$10,280,268	2,513,194	$24,560,242

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Core Fixed Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

39

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on the Fund’s investment performance was provided for the one-, three- and five-

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods, and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2023. They also noted that the Fund had experienced certain portfolio management changes in 2021 and 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.40%

Next $1 billion	0.36

Next $3 billion	0.34

Next $3 billion	0.33

Over $8 billion	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (i) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2024.

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk;

(2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under

Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

44

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 Months Ended 6/30/23*
Institutional Shares

Actual	$1,000.00	$1,025.04		$2.12
Hypothetical 5% return	1,000.00	1,022.70	+	2.12
Service Shares

Actual	1,000.00	1,023.88		3.38
Hypothetical 5% return	1,000.00	1,021.46	+	3.37

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.42% and 0.67% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

45

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
John G. Chou
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Core Fixed Income Fund.

© 2023 Goldman Sachs. All rights reserved.

VITFISAR-23/330970-OTU-08/2023

Goldman

Sachs Variable Insurance Trust

Goldman Sachs International Equity Insights Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Growth Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs U.S. Equity Insights Fund

Semi-Annual Report

June 30, 2023

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS LARGE CAP VALUE FUND

∎	GOLDMAN SACHS MID CAP GROWTH FUND

∎	GOLDMAN SACHS MID CAP VALUE FUND

∎	GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS STRATEGIC GROWTH FUND

∎	GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs VIT Equity Funds

The following are highlights both of key factors affecting the U.S. and international equity markets and of any key changes made to the Goldman Sachs VIT Equity Funds (the “Funds”) during the six months ended June 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

U.S. Equities

•

Overall, U.S. equities rallied during the Reporting Period following poor performance in 2022. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of 16.89%, its best first-half showing since 2019 and second best since 1998. The Russell 3000® Index generated a return of 16.17%.

•

The U.S. equity market’s strength was predominantly driven throughout the Reporting Period by disinflation momentum, an upswing in soft economic landing expectations and consumer resilience. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

•	During the first quarter of 2023, the S&P 500 Index returned 7.53%, marking its second straight quarterly gain.

•

Following a stellar start to the calendar year, February 2023 proved to be a setback for the disinflation path after nonfarm payrolls data illustrated the largest job growth in six months, and the U.S. unemployment rate fell to a 53-year low, in turn pushing market forecasts for the U.S. Federal Reserve’s (“Fed”) terminal rate upward. (The terminal federal funds rate is the ultimate interest rate level the Fed sets as its target for a cycle of rate hikes or cuts.)

•

The January 2023 Producer Price Index (“PPI”) and core Personal Consumption Expenditure (“PCE”) Index saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation.

•

The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand. (Bearish refers to an expected downward movement in the prices of securities.)

•

Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of raising interest rates. Economic data in March also contributed to the dovish sentiment, as February 2023 PPI, PCE and personal income growth data were cooler than expected. (Dovish suggests lower interest rates; opposite of hawkish.)

•

On the geopolitical front, the most constructive takeaways came from China’s accelerated economic re-opening following its unanticipated zero-COVID policy pivot toward the end of 2022 as well as Europe’s warmer than anticipated weather that helped avoid an energy crisis.

•	During the second quarter of 2023, the S&P 500 Index returned 8.74%, marking its third consecutive quarterly gain.

•

In addition to those factors that drove strong performance throughout the Reporting Period, second quarter results were boosted by a better than consensus expected first quarter 2023 corporate earnings season and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers.

•	In turn, growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for a vast majority of the S&P 500 Index’s rally in the quarter.

•

First quarter 2023 corporate earnings metrics, although supported by a lower bar, were well above their one-year averages due to a combination of ongoing pricing power, supply-chain normalization, cost-cutting initiatives and margin expansion.

•

Disinflation progress was highlighted by a cooler than consensus expected May 2023 Consumer Price Index reading, as the inflation rate fell to 4.0%, the lowest level in more than two years, on the back of lower energy

1

MARKET REVIEW

prices. The May PPI and headline PCE Index data also came in below consensus market forecasts. Furthermore, transitory inflation pressures, such as supply-chain disruptions, continued to fade throughout the quarter.

•	The soft landing narrative continued to take form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession.

•	Despite the S&P 500 Index’s strong second calendar quarter, there were numerous bearish takeaways.

•

These primarily surrounded the implacable higher-for-longer messaging from the Fed. Although the June Fed meeting left the federal funds rate unchanged, Fed Chair Powell made a hawkish statement that the Fed is open to additional rate hikes before year end.

•	Concentrated market leadership was another concern for investors that raised doubts about the sustainability of the U.S. equity market rally.

•	On the geopolitical front, a slower than consensus expected economic recovery in China presented an additional setback for the market.

•

During the Reporting Period overall, all segments of the U.S. equity markets gained ground, but large-cap stocks were strongest, followed by mid-cap stocks and then small-cap stocks. In a reversal from 2022, growth stocks meaningfully outperformed value stocks on a relative basis across the capitalization spectrum during the Reporting Period.

•

Eight of the 11 sectors of the S&P 500 Index gained during the Reporting Period. In another reversal from 2022, the best performing sectors by far within the S&P 500 Index during the Reporting Period were information technology, communication services and consumer discretionary. The weakest performing sectors during the Reporting Period were utilities, energy and health care.

International Equities

•

Representing the developed international equity markets, the MSCI EAFE Index (net) (“MSCI EAFE Index”) returned 11.67%, during the Reporting Period, underperforming the U.S. equity market, as represented by the 16.89% return of the S&P 500 Index.

•	During the first quarter of 2023, the MSCI EAFE Index returned 8.47%.

•

International equities rose solidly in January 2023, as markets performed well on the back of softening global inflationary pressures in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. Additionally, China finally lifted its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption.

•

The MSCI EAFE Index then fell in February 2023. Market sentiment was governed by dampening expectations around potential peaking of interest rate hikes and continued geopolitical tensions between Russia and Ukraine one year after Russia’s initial invasion.

•

International equities gained in March 2023, with market sentiment boosted, as it had been at the start of the new calendar year, by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession—all despite banking tensions that arose during the month in the U.S. and internationally.

•	During the second quarter of 2023, the MSCI EAFE Index returned 2.95%.

•	International equities continued to rise in April 2023, recovering slightly from the banking turmoil that plagued March.

•	Headline inflation in Europe fell sharply as energy prices continued to decline globally.

•	China continued to experience reopening-driven economic growth, even as geopolitical concerns around U.S./China tensions weakened investor sentiment toward the country.

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MARKET REVIEW

•

The Japanese equity market rose for the fourth consecutive month, driven largely by new Bank of Japan governor Kazuo Ueda declaring a commitment to an ultra-loose monetary easing policy and famed U.S. investor Warren Buffet declaring he planned to add to his Japanese equity investments.

•

The MSCI EAFE Index fell in May 2023, as high inflation rates persisted globally, sustained wage growth raised concerns around peak monetary policy rates being higher than earlier expected, and worries around the U.S. debt ceiling loomed over the markets.

•	International equities rebounded in June 2023, as overall, the global economic outlook eased, reducing the risk of falling into a recession.

•	The Bank of England hiked its interest rates more than consensus expected to combat sticky inflation, encouraging other central banks to continue policy tightening.

•	China’s recovery-fueled momentum slowed, leading to its central bank cutting multiple key lending rates.

•	In Japan, import prices began to ease along with other inflation drivers.

•

Ten of the 11 sectors in the MSCI EAFE Index posted positive returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were information technology, consumer discretionary and industrials. The weakest performing sector and the only one to post a negative absolute return during the Reporting Period was real estate. Energy and materials generated positive total returns but also significantly lagged the MSCI EAFE Index during the Reporting Period.

•

The best performing countries within the MSCI EAFE Index were Ireland, Italy, Spain, the Netherlands and France. The weakest performing countries in the MSCI EAFE Index were Canada, Finland, Norway, Hong Kong and Israel, each of which posted a negative absolute return during the Reporting Period.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

Goldman Sachs VIT Mid Cap Growth Fund

•	The Fund underperformed its benchmark, the Russell Mid Cap® Growth Index (with dividends reinvested) (the “Russell Index), during the Reporting Period.

•	Stock selection and sector allocation decisions overall detracted from the Fund’s performance during the Reporting Period.

•	Stock selection in consumer discretionary, financials and information technology detracted most from the Fund’s relative results during the Reporting Period.

•	Having an average underweighted allocation to information technology, the second-strongest performing sector in the Russell Index during the Reporting Period, also hurt.

•	Having a position, albeit modest, in cash during a Reporting Period when the Russell Index experienced a double-digit gain, further dampened results.

•	These detractors were only partially offset by the positive contributions made by effective stock selection in health care, energy and communication services.

•	Within health care, both stock selection and allocation positioning within the life sciences tools & services industry helped most.

•	Within energy, stock selection within the oil, gas & consumable fuels industry and having no exposure to the energy equipment & services industry boosted results most.

•

Within communication services, stock selection and allocation positioning within the media industry added the most value, partially offset by weak stock selection and allocation positioning within the entertainment industry, which detracted.

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MARKET REVIEW

Goldman Sachs VIT Small Cap Equity Insights Fund

•	The Fund outperformed its benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”), during the Reporting Period.

•

During the Reporting Period, the Fund outperformed the Russell Index on a relative basis, with all four of our quantitative model’s investment themes contributing positively. Stock selection overall, driven by these investment themes, boosted relative performance.

•	High Quality Business Models and Sentiment Analysis bolstered relative results most, followed by Fundamental Mispricings and Market Themes & Trends.

•	High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

•	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

•	Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

•	Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

•

Stock selection in the financials, consumer discretionary and consumer staples sectors contributed the most positively to the Fund’s relative returns during the Reporting Period. Conversely, certain individual stock positions, especially in the energy, health care and communication services sectors, detracted from the Fund’s relative returns.

4

FUND BASICS

International Equity Insights Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	MSCI EAFE Standard Index[2]
Institutional	12.01%	11.67%
Service	11.82	11.67

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Standard Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Standard Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Standard Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/233

Holding	% of Net Assets	Line of Business
ASML Holding NV	2.6%	Semiconductors & Semiconductor Equipment
Novo Nordisk A/S, Class B	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Roche Holding AG	1.7	Pharmaceuticals, Biotechnology & Life Sciences
AstraZeneca PLC ADR	1.4	Pharmaceuticals, Biotechnology & Life Sciences
SAP SE	1.4	Software & Services
Sanofi	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Novartis AG	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Shell PLC	1.3	Energy
Hermes International	1.2	Consumer Durables & Apparel
British American Tobacco PLC	1.1	Food, Beverage & Tobacco

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2023

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

Large Cap Value Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Institutional	5.40%	5.12%
Service	5.27	5.12

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/233

Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	3.6%	Banks
Exxon Mobil Corp.	3.6	Energy
Walmart, Inc.	2.7	Consumer Staples Distribution & Retail
Johnson & Johnson	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	2.0	Banks
Eaton Corp. PLC	2.0	Capital Goods
Bristol-Myers Squibb Co.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Zimmer Biomet Holdings, Inc.	1.9	Health Care Equipment & Services
Oracle Corp.	1.9	Software & Services
BlackRock, Inc.	1.9	Financial Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2023

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Mid Cap Growth Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Institutional	12.45%	15.94%
Service	12.33	15.94

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/233, 4

Holding	% of Net Assets	Line of Business
Dexcom, Inc.	3.0%	Health Care Equipment & Services
Rockwell Automation, Inc.	2.7	Capital Goods
Trade Desk, Inc. (The), Class A	2.4	Media & Entertainment
West Pharmaceutical Services, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Trane Technologies PLC	2.1	Capital Goods
Ross Stores, Inc.	2.0	Consumer Discretionary Distribution & Retail
Martin Marietta Materials, Inc.	1.9	Materials
Mettler-Toledo International, Inc.	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Insulet Corp.	1.8	Health Care Equipment & Services
CoStar Group, Inc.	1.8	Real Estate Management & Development

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The top 10 holdings exclude investments in money market funds.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2023

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

Mid Cap Value Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Russell Midcap® Value Index[2]
Institutional	5.37%	5.23%
Service	5.24	5.23

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/233

Holding	% of Net Assets	Line of Business
Martin Marietta Materials, Inc.	2.4%	Materials
Marvell Technology, Inc.	2.2	Semiconductors & Semiconductor Equipment
Zimmer Biomet Holdings, Inc.	2.0	Health Care Equipment & Services
Yum! Brands, Inc.	2.0	Consumer Services
Cummins, Inc.	1.9	Capital Goods
Ross Stores, Inc.	1.9	Consumer Discretionary Distribution & Retail
AMETEK, Inc.	1.9	Capital Goods
Fortive Corp.	1.7	Capital Goods
Ball Corp.	1.7	Materials
ITT, Inc.	1.6	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

11

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2023

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

FUND BASICS

Small Cap Equity Insights Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Institutional	10.58%	8.09%
Service	10.52	8.09

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/233,4

Holding	% of Net Assets	Line of Business
Super Micro Computer, Inc.	1.0%	Technology Hardware & Equipment
Mueller Industries, Inc.	0.9	Capital Goods
American Equity Investment Life Holding Co.	0.9	Insurance
Axcelis Technologies, Inc.	0.9	Semiconductors & Semiconductor Equipment
Simpson Manufacturing Co., Inc.	0.8	Capital Goods
Atkore, Inc.	0.8	Capital Goods
Comfort Systems USA, Inc.	0.8	Capital Goods
M/I Homes, Inc.	0.8	Consumer Durables & Apparel
Asbury Automotive Group, Inc.	0.8	Consumer Discretionary Distribution & Retail
CommVault Systems, Inc.	0.8	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The top 10 holdings exclude investments in money market funds.

13

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2023

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at June 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

FUND BASICS

Strategic Growth Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Institutional	30.11%	29.02%
Service	29.93	29.02

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/233

Holding	% of Net Assets	Line of Business
Apple, Inc.	13.6%	Technology Hardware & Equipment
Microsoft Corp.	11.9	Software & Services
NVIDIA Corp.	6.5	Semiconductors & Semiconductor Equipment
Amazon.com, Inc.	6.1	Consumer Discretionary Distribution & Retail
Alphabet, Inc., Class A	4.1	Media & Entertainment
Mastercard, Inc., Class A	3.0	Financial Services
Eli Lilly & Co.	2.6	Pharmaceuticals, Biotechnology & Life Sciences
Alphabet, Inc., Class C	2.5	Media & Entertainment
Tesla, Inc.	2.4	Automobiles & Components
Marvell Technology, Inc.	1.9	Semiconductors & Semiconductor Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2023

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

16

FUND BASICS

U.S. Equity Insights Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Institutional	14.42%	16.89%
Service	14.29	16.89

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/233

Holding	% of Net Assets	Line of Business
Microsoft Corp.	6.9%	Software & Services
Apple, Inc.	6.7	Technology Hardware & Equipment
NVIDIA Corp.	3.5	Semiconductors & Semiconductor Equipment
Berkshire Hathaway, Inc., Class B	2.7	Financial Services
Alphabet, Inc., Class C	2.7	Media & Entertainment
Amazon.com, Inc.	2.7	Consumer Discretionary Distribution & Retail
Alphabet, Inc., Class A	1.8	Media & Entertainment
Coca-Cola Co. (The)	1.6	Food, Beverage & Tobacco
Tesla, Inc.	1.6	Automobiles & Components
Bank of America Corp.	1.5	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

17

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2023

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Australia – 7.5%
15,263	ASX Ltd. (Financial Services)	$642,313
35,864	BHP Group Ltd. (Materials)	1,078,142
15,943	BlueScope Steel Ltd. (Materials)	219,421
4,281	Cochlear Ltd. (Health Care Equipment & Services)	655,884
12,651	Commonwealth Bank of Australia (Banks)	846,944
1,077	Fortescue Metals Group Ltd. (Materials)	15,981
137,403	Glencore PLC (Materials)	779,060
15,709	Goodman Group REIT (Equity Real Estate Investment Trusts)	211,174
2,820	National Australia Bank Ltd. (Banks)	49,598
40,267	Perseus Mining Ltd. (Materials)	44,732
137,195	Qantas Airways Ltd. (Transportation)*	568,552
120,809	Scentre Group REIT (Equity Real Estate Investment Trusts)	213,652
3,532	Seven Group Holdings Ltd. (Capital Goods)	58,248
64,449	Telstra Group Ltd. (Telecommunication Services)	184,885
13,464	WiseTech Global Ltd. (Software & Services)	722,186
37,883	Woodside Energy Group Ltd. (Energy)	876,294
32,734	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	867,328

		8,034,394

Austria – 0.6%
2,172	BAWAG Group AG (Banks)*(a)	100,134
2,814	Erste Group Bank AG (Banks)	98,709
5,333	Raiffeisen Bank International AG (Banks)*	84,629
8,885	Strabag SE (Capital Goods)	361,150

		644,622

Belgium – 0.5%
3,506	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	198,711
685	D’ieteren Group (Consumer Discretionary Distribution & Retail)	121,235
3,739	KBC Ancora (Banks)	170,946
863	Melexis NV (Semiconductors & Semiconductor Equipment)	84,745

		575,637

China – 0.7%
9,500	BOC Aviation Ltd. (Capital Goods)(a)	76,999
128,500	BOC Hong Kong Holdings Ltd. (Banks)	393,638
243,100	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	270,468

		741,105

Common Stocks – (continued)
Denmark – 3.0%
13	AP Moller — Maersk A/S, Class A (Transportation)	22,668
2,036	Carlsberg AS, Class B (Food, Beverage & Tobacco)	326,027
1,011	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	383,127
2,941	Jyske Bank A/S (Banks)*	223,729
13,971	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,256,873

		3,212,424

Finland – 1.4%
10,467	Kone OYJ, Class B (Capital Goods)	546,844
1,948	Konecranes OYJ (Capital Goods)	78,456
26,193	Nokia OYJ (Technology Hardware & Equipment)	109,745
15,766	Sampo OYJ, Class A (Insurance)	708,090

		1,443,135

France – 11.0%
4,306	Adevinta ASA (Media & Entertainment)*	28,296
5,348	Airbus SE (Capital Goods)	773,223
21,671	AXA SA (Insurance)	640,407
3,329	Dassault Aviation SA (Capital Goods)	666,969
18,708	Dassault Systemes (Software & Services)	828,970
12,607	Edenred (Financial Services)	844,472
6,278	Eiffage SA (Capital Goods)	655,477
51,921	Engie SA (Utilities)	864,636
2,613	EssilorLuxottica SA (Health Care Equipment & Services)	492,734
573	Hermes International (Consumer Durables & Apparel)	1,245,542
8,975	Legrand SA (Capital Goods)	890,355
663	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	625,151
13,130	Rexel SA (Capital Goods)	324,494
5,459	Safran SA (Capital Goods)	855,479
6,044	Societe Generale SA (Banks)	157,182
5,211	Thales SA (Capital Goods)	780,759
6,267	Vinci SA (Capital Goods)	728,197
7,710	Worldline SA (Financial Services)*(a)	282,340

		11,684,683

Germany – 7.2%
8,326	Bayerische Motoren Werke AG (Automobiles & Components)	1,024,157
1,190	Beiersdorf AG (Household & Personal Products)	157,584
553	Carl Zeiss Meditec AG (Health Care Equipment & Services)	59,804
14,273	Deutsche Bank AG (Financial Services)	150,049
183	Deutsche Boerse AG (Financial Services)	33,784

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
13,341	Deutsche Lufthansa AG (Transportation)*	$136,793
61,631	E.ON SE (Utilities)	787,300
7,940	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	220,230
4,192	GEA Group AG (Capital Goods)	175,503
1,652	HUGO BOSS AG (Consumer Durables & Apparel)	129,122
26,643	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,097,219
2,251	MTU Aero Engines AG (Capital Goods)	583,840
2,657	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	997,472
323	Nemetschek SE (Software & Services)	24,114
10,881	SAP SE (Software & Services)	1,486,426
3,678	Siemens AG (Capital Goods)	613,126

		7,676,523

Hong Kong – 1.7%
33,600	AIA Group Ltd. (Insurance)	341,258
10,700	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	405,413
13,900	Jardine Matheson Holdings Ltd. (Capital Goods)	697,502
24,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	303,231
35,000	Swire Pacific Ltd., Class B (Real Estate Management & Development)	44,164

		1,791,568

Italy – 2.2%
8,158	Banca Mediolanum SpA (Financial Services)	73,794
51,694	Banco BPM SpA (Banks)	240,110
79,599	Enel SpA (Utilities)	536,691
165	Ferrari NV (Automobiles & Components)	53,946
24,014	Leonardo SpA (Capital Goods)	272,676
7,731	Prysmian SpA (Capital Goods)	323,339
549	Reply SpA (Software & Services)	62,417
27,430	UniCredit SpA (Banks)	637,846
23,614	Unipol Gruppo SpA (Insurance)	126,193

		2,327,012

Japan – 24.4%
3,700	Air Water, Inc. (Materials)	51,366
17,000	Aisan Industry Co. Ltd. (Automobiles & Components)	138,749
5,600	Aisin Corp. (Automobiles & Components)	172,933
1,300	Amiyaki Tei Co. Ltd. (Consumer Services)	32,900

Common Stocks – (continued)
Japan – (continued)
4,700	Asahi Kasei Corp. (Materials)	31,824
20,100	Asia Pile Holdings Corp. (Materials)	86,095
49,300	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	734,199
11,400	Avex, Inc. (Media & Entertainment)	119,658
8,900	Axell Corp. (Semiconductors & Semiconductor Equipment)	102,060
1,000	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	24,902
1,100	Capcom Co. Ltd. (Media & Entertainment)	43,605
3,400	Chubu Electric Power Co., Inc. (Utilities)	41,478
1,000	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	10,608
5,300	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	150,550
9,500	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	251,009
4,800	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	70,315
20,900	Eagle Industry Co. Ltd. (Automobiles & Components)	254,478
300	Enplas Corp. (Technology Hardware & Equipment)	12,222
2,300	FCC Co. Ltd. (Automobiles & Components)	29,953
22,200	Fujikura Ltd. (Capital Goods)	186,396
5,900	Fujitsu Ltd. (Software & Services)	763,949
23,600	Gree, Inc. (Media & Entertainment)	104,996
3,400	H2O Retailing Corp. (Consumer Staples Distribution & Retail)	34,754
17,700	Heiwa Corp. (Consumer Services)	307,839
2,500	Inaba Denki Sangyo Co. Ltd. (Capital Goods)	57,038
14,100	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary Distribution & Retail)	143,343
1,600	J Front Retailing Co. Ltd. (Consumer Discretionary Distribution & Retail)	15,346
5,600	Japan Medical Dynamic Marketing, Inc. (Health Care Equipment & Services)	39,683
36,000	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	788,616
51,300	JFE Holdings, Inc. (Materials)	733,414
19,700	JGC Holdings Corp. (Capital Goods)	256,148
7,100	Kamigumi Co. Ltd. (Transportation)	160,985
1,600	Kato Sangyo Co. Ltd. (Consumer Staples Distribution & Retail)	43,965
18,300	KDDI Corp. (Telecommunication Services)	565,161
72,000	Kobe Steel Ltd. (Materials)	663,192
700	Komatsu Ltd. (Capital Goods)	18,934
13,200	Kyoei Steel Ltd. (Materials)	186,572

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,300	Lion Corp. (Household & Personal Products)	$12,120
5,600	Mandom Corp. (Household & Personal Products)	56,386
8,400	Maruichi Steel Tube Ltd. (Materials)	192,961
41,400	Mazda Motor Corp. (Automobiles & Components)	400,097
8,800	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	191,495
4,000	Miraial Co. Ltd. (Semiconductors & Semiconductor Equipment)	44,163
28,700	Mirarth Holdings, Inc. (Real Estate Management & Development)	88,450
17,900	Mitsubishi Corp. (Capital Goods)	865,410
11,000	Mitsubishi Electric Corp. (Capital Goods)	155,505
146,300	Mitsubishi HC Capital, Inc. (Financial Services)	868,643
17,300	Mitsubishi Heavy Industries Ltd. (Capital Goods)	808,001
8,600	Mitsubishi Shokuhin Co. Ltd. (Consumer Staples Distribution & Retail)	221,826
8,300	MIXI, Inc. (Media & Entertainment)	154,497
1,300	Mizuho Leasing Co. Ltd. (Financial Services)	42,471
1,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	60,201
15,200	NEC Corp. (Software & Services)	737,390
10,100	Nexon Co. Ltd. (Media & Entertainment)	193,685
2,500	NIPPON EXPRESS HOLDINGS, Inc. (Transportation)	141,020
2,000	Nippon Kayaku Co. Ltd. (Materials)	17,113
21,100	Nippon Paint Holdings Co. Ltd. (Materials)	174,624
400	Nippon Road Co. Ltd. (The) (Capital Goods)	25,998
4,000	Nippon Sanso Holdings Corp. (Materials)	86,904
9,800	Nippon Steel Corp. (Materials)	205,107
397,500	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	470,364
149,500	Nissan Motor Co. Ltd. (Automobiles & Components)	613,568
2,400	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	57,063
4,600	Niterra Co. Ltd. (Automobiles & Components)	92,293
2,100	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	37,891
45,600	ORIX Corp. (Financial Services)	831,571
13,500	Osaka Gas Co. Ltd. (Utilities)	206,926

Common Stocks – (continued)
Japan – (continued)
23,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	862,019
17,800	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)*	335,927
1,500	Ricoh Leasing Co. Ltd. (Financial Services)	43,863
2,800	Riken Corp. (Automobiles & Components)	60,879
29,400	Riken Technos Corp. (Materials)	133,979
29,500	Round One Corp. (Consumer Services)	116,860
4,800	Sakata INX Corp. (Materials)	40,585
2,500	Sankyu, Inc. (Transportation)	82,746
6,500	Sanoh Industrial Co. Ltd. (Automobiles & Components)	38,952
68,200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	580,877
5,000	Sanyo Special Steel Co. Ltd. (Materials)	99,104
3,300	SBI Holdings, Inc. (Financial Services)	63,644
7,000	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	797,294
14,500	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	209,484
10,100	Sekisui House Ltd. (Consumer Durables & Apparel)	204,016
15,400	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	665,313
6,900	Shikoku Electric Power Co., Inc. (Utilities)*	47,023
15,800	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	666,436
8,800	SoftBank Group Corp. (Telecommunication Services)	415,005
7,700	Sompo Holdings, Inc. (Insurance)	345,493
1,400	SPK Corp. (Consumer Discretionary Distribution & Retail)	17,446
20,400	Subaru Corp. (Automobiles & Components)	384,209
28,600	Sumitomo Corp. (Capital Goods)	606,748
22,800	Sumitomo Heavy Industries Ltd. (Capital Goods)	546,091
45,200	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	200,922
1,400	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	52,663

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
2,400	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	$33,549
3,900	Tanseisha Co. Ltd. (Commercial & Professional Services)	21,401
16,900	Tokyo Century Corp. (Financial Services)	610,307
4,300	Tokyo Tekko Co. Ltd. (Materials)	98,478
101,300	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	580,632
1,900	TOPPAN, Inc. (Commercial & Professional Services)	41,062
8,800	Toyo Engineering Corp. (Capital Goods)*	36,116
59,900	Toyota Motor Corp. (Automobiles & Components)	962,718
11,800	Tv Tokyo Holdings Corp. (Media & Entertainment)	276,198
9,800	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	162,128
3,100	Yellow Hat Ltd. (Consumer Discretionary Distribution & Retail)	39,918

		25,963,063

Macau – 0.1%
20,000	Sands China Ltd. (Consumer Services)*	68,494

Malta – 0.1%
4,031	Kambi Group PLC (Consumer Services)*	74,152

Netherlands – 6.1%
3,768	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,733,039
491	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	53,251
839	Euronext NV (Financial Services)(a)	57,064
5,058	EXOR NV (Financial Services)	451,551
5,751	Heineken Holding NV (Food, Beverage & Tobacco)	500,464
2,929	Heineken NV (Food, Beverage & Tobacco)	301,209
20,149	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	686,940
45,103	Shell PLC (Energy)	1,358,648
15,465	Universal Music Group NV (Media & Entertainment)	343,552

		6,485,718

New Zealand – 0.0%
86,128	Air New Zealand Ltd. (Transportation)*	41,347

Common Stocks – (continued)
Norway – 1.0%
35,653	DNB Bank ASA (Banks)	666,736
9,162	Kongsberg Gruppen ASA (Capital Goods)	416,451

		1,083,187

Portugal – 0.5%
19,536	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	538,189
11,013	NOS SGPS SA (Telecommunication Services)	39,129

		577,318

Singapore – 0.7%
40,100	Oversea-Chinese Banking Corp. Ltd. (Banks)	364,789
69,000	Sembcorp Industries Ltd. (Utilities)	294,014
753	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	37,562

		696,365

Spain – 2.6%
2,808	Amadeus IT Group SA (Consumer Services)*	213,830
56,847	Banco Bilbao Vizcaya Argentaria SA (Banks)	436,739
42,836	Bankinter SA (Banks)	263,646
56,223	Iberdrola SA (Utilities)	734,205
28,723	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)	1,114,102
4,685	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts)	40,129

		2,802,651

Sweden – 5.3%
12,534	Epiroc AB, Class B (Capital Goods)	202,869
6,084	Evolution AB (Consumer Services)(a)	770,988
37,399	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary Distribution & Retail)	643,162
42,697	Hexagon AB, Class B (Technology Hardware & Equipment)	525,187
2,001	Industrivarden AB, Class A (Financial Services)	55,496
11,817	Investor AB, Class A (Financial Services)	236,498
42,324	Investor AB, Class B (Financial Services)	846,695
3,035	Saab AB, Class B (Capital Goods)	164,303
16,427	Skandinaviska Enskilda Banken AB, Class A (Banks)	181,687
49,640	SSAB AB, Class A (Materials)	353,228
42,242	SSAB AB, Class B (Materials)	292,912

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
44,952	Swedbank AB, Class A (Banks)	$758,615
8,123	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	158,766
18,820	Volvo AB, Class B (Capital Goods)	389,480
24,248	Volvo Car AB, Class B (Automobiles & Components)*	96,476

		5,676,362

Switzerland – 4.3%
27,518	ABB Ltd. (Capital Goods)	1,082,581
25	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	314,325
3	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	372,357
6,105	Cie Financiere Richemont SA (Consumer Durables & Apparel)	1,037,044
3,224	Julius Baer Group Ltd. (Financial Services)	203,459
13,892	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,400,583
616	Sonova Holding AG (Health Care Equipment & Services)	164,372

		4,574,721

United Kingdom – 8.9%
21,532	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,541,045
109,003	Aviva PLC (Insurance)	548,422
1,367	BAE Systems PLC (Capital Goods)	16,119
47,945	Barratt Developments PLC (Consumer Durables & Apparel)	251,986
3,067	Bellway PLC (Consumer Durables & Apparel)	77,549
12,726	BP PLC ADR (Energy)	449,101
36,268	British American Tobacco PLC (Food, Beverage & Tobacco)	1,205,021
7,554	Burberry Group PLC (Consumer Durables & Apparel)	203,833
31,125	Centrica PLC (Utilities)	49,076
29,500	CK Hutchison Holdings Ltd. (Capital Goods)	180,049
33,084	Compass Group PLC (Consumer Services)	926,457
33,369	Imperial Brands PLC (Food, Beverage & Tobacco)	738,606
12,418	Informa PLC (Media & Entertainment)	114,657
6,799	Lancashire Holdings Ltd. (Insurance)	49,909
114,950	NatWest Group PLC (Banks)	351,344
5,186	Next PLC (Consumer Discretionary Distribution & Retail)	454,741
207,937	Rolls-Royce Holdings PLC (Capital Goods)*	399,863
26,756	Smiths Group PLC (Capital Goods)	559,783

Common Stocks – (continued)
United Kingdom – (continued)
11,579	SSE PLC (Utilities)	271,529
72,795	Standard Chartered PLC (Banks)	633,324
7,045	Vesuvius PLC (Capital Goods)	35,691
13,632	Vodafone Group PLC ADR (Telecommunication Services)	128,822
25,593	WPP PLC (Media & Entertainment)	268,261

		9,455,188

United States – 8.1%
7,596	Experian PLC (Commercial & Professional Services)	291,542
30,041	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,070,661
2,505	Holcim AG (Materials)*	168,855
8,394	Nestle SA (Food, Beverage & Tobacco)	1,009,728
756	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	33,982
5,762	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,760,119
96,900	Samsonite International SA (Consumer Durables & Apparel)*(a)	274,013
13,295	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,431,284
5,276	Schneider Electric SE (Capital Goods)	958,527
62,283	Stellantis NV (Automobiles & Components)	1,094,985
33,715	Tenaris SA (Energy)	504,345

		8,598,041

TOTAL COMMON STOCKS
(Cost $94,896,860)		$104,227,710

Shares	Description	Rate	Value

Preferred Stocks – 0.7%
Germany – 0.7%
866	Bayerische Motoren Werke AG (Automobiles & Components)	8.49%	$98,685
4,502	Volkswagen AG (Automobiles & Components)	23.01	605,396

TOTAL PREFERRED STOCKS
(Cost $680,000)			$704,081

TOTAL INVESTMENTS – 98.6%
(Cost $95,576,860)			$104,931,791

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%			1,500,597

NET ASSETS – 100.0%			$106,432,388

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	18.4%
Financials	16.4
Consumer Discretionary	14.8
Health Care	14.1
Information Technology	10.4
Consumer Staples	8.7
Materials	5.5
Utilities	3.7
Communication Services	3.3
Energy	3.0
Real Estate	1.7

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	8	09/15/23	$386,460	$6,964
FTSE 100 Index	1	09/15/23	95,777	(721)
TOPIX Index	1	09/07/23	158,564	5,579

Total Futures Contracts				$11,822

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.8%
Automobiles & Components – 1.3%
47,766	Aptiv PLC*	$4,876,431

Banks – 6.7%
267,048	Bank of America Corp.	7,661,607
96,460	JPMorgan Chase & Co.	14,029,143
32,729	M&T Bank Corp.	4,050,541

		25,741,291

Capital Goods – 9.4%
22,893	Caterpillar, Inc.	5,632,822
37,557	Eaton Corp. PLC	7,552,713
62,302	General Electric Co.	6,843,875
12,556	Illinois Tool Works, Inc.	3,141,009
34,953	L3Harris Technologies, Inc.	6,842,749
65,905	Stanley Black & Decker, Inc.	6,175,957

		36,189,125

Commercial & Professional Services – 0.7%
19,561	Waste Connections, Inc.	2,795,854

Consumer Discretionary Distribution & Retail – 3.1%
22,978	Amazon.com, Inc.*	2,995,412
114,467	Foot Locker, Inc.	3,103,200
50,591	Ross Stores, Inc.	5,672,769

		11,771,381

Consumer Durables & Apparel – 1.3%
45,723	NIKE, Inc., Class B	5,046,447

Consumer Staples Distribution & Retail – 2.7%
65,620	Walmart, Inc.	10,314,152

Energy – 7.6%
51,179	Chesapeake Energy Corp.	4,282,659
53,501	EOG Resources, Inc.	6,122,654
130,466	Exxon Mobil Corp.	13,992,479
35,798	Hess Corp.	4,866,738

		29,264,530

Equity Real Estate Investment Trusts – 3.8%
15,361	American Tower Corp. REIT	2,979,112
29,922	AvalonBay Communities, Inc. REIT	5,663,337
49,078	Prologis, Inc. REIT	6,018,435

		14,660,884

Financial Services – 8.8%
37,483	American Express Co.	6,529,539
20,540	Berkshire Hathaway, Inc., Class B*	7,004,140
10,399	BlackRock, Inc.	7,187,165
67,147	Fidelity National Information Services, Inc.	3,672,941
85,650	Nasdaq, Inc.	4,269,652
76,950	PayPal Holdings, Inc.*	5,134,873

		33,798,310

Food, Beverage & Tobacco – 3.0%
96,580	Coca-Cola Co. (The)	5,816,048
158,923	Kraft Heinz Co. (The)	5,641,766

		11,457,814

Common Stocks – (continued)
Health Care Equipment & Services – 7.2%
110,314	Boston Scientific Corp.*	5,966,884
43,400	Centene Corp.*	2,927,330
12,396	Cooper Cos., Inc. (The)	4,752,998
100,063	CVS Health Corp.	6,917,355
50,091	Zimmer Biomet Holdings, Inc.	7,293,250

		27,857,817

Household & Personal Products – 1.5%
74,818	Colgate-Palmolive Co.	5,763,979

Insurance – 2.6%
44,414	Allstate Corp. (The)	4,842,903
48,268	Globe Life, Inc.	5,291,138

		10,134,041

Materials – 7.3%
66,934	Ball Corp.	3,896,228
152,495	Freeport-McMoRan, Inc.	6,099,800
17,731	Linde PLC	6,756,930
13,949	Martin Marietta Materials, Inc.	6,440,114
19,291	Sherwin-Williams Co. (The)	5,122,146

		28,315,218

Media & Entertainment – 3.4%
53,882	Alphabet, Inc., Class A*	6,449,675
46,401	Omnicom Group, Inc.	4,415,055
184,472	Snap, Inc., Class A*	2,184,149

		13,048,879

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
68,944	AstraZeneca PLC ADR (United Kingdom)	4,934,322
115,526	Bristol-Myers Squibb Co.	7,387,888
72,794	Gilead Sciences, Inc.	5,610,233
51,702	Johnson & Johnson	8,557,715
18,284	Neurocrine Biosciences, Inc.*	1,724,181
7,127	Waters Corp.*	1,899,631

		30,113,970

Semiconductors & Semiconductor Equipment – 3.6%
18,158	Applied Materials, Inc.	2,624,557
6,089	KLA Corp.	2,953,287
88,924	Marvell Technology, Inc.	5,315,876
44,534	Micron Technology, Inc.	2,810,541

		13,704,261

Software & Services – 4.0%
6,983	Adobe, Inc.*	3,414,617
60,372	Oracle Corp.	7,189,702
23,471	Salesforce, Inc.*	4,958,483

		15,562,802

Technology Hardware & Equipment – 2.5%
11,568	Arista Networks, Inc.*	1,874,710
85,777	Dell Technologies, Inc., Class C	4,641,394
18,127	Keysight Technologies, Inc.*	3,035,366

		9,551,470

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Telecommunication Services – 1.7%
414,904	AT&T, Inc.	$6,617,719

Transportation – 3.5%
25,835	Norfolk Southern Corp.	5,858,345
11,257	Old Dominion Freight Line, Inc.	4,162,276
65,398	United Airlines Holdings, Inc.*	3,588,388

		13,609,009

Utilities – 6.3%
59,668	Ameren Corp.	4,873,086
30,716	Atmos Energy Corp.	3,573,499
33,771	CMS Energy Corp.	1,984,046
102,909	Exelon Corp.	4,192,513
84,714	NextEra Energy, Inc.	6,285,779
56,925	Xcel Energy, Inc.	3,539,027

		24,447,950

TOTAL COMMON STOCKS
(Cost $333,191,712)		$384,643,334

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
855,090	5.022%	$855,090
(Cost $855,090)

TOTAL INVESTMENTS – 100.0%
(Cost $334,046,802)		$385,498,424

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		21,925

NET ASSETS – 100.0%		$385,520,349

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 95.2%
Automobiles & Components – 1.5%
8,776	Aptiv PLC*	$895,942

Capital Goods – 13.8%
6,668	AMETEK, Inc.	1,079,416
4,513	Chart Industries, Inc.*	721,132
2,686	Cummins, Inc.	658,500
9,173	Fortive Corp.	685,865
7,975	ITT, Inc.	743,350
1,531	L3Harris Technologies, Inc.	299,724
5,068	Rockwell Automation, Inc.	1,669,652
6,814	Trane Technologies PLC	1,303,246
4,736	Woodward, Inc.	563,158
6,965	Xylem, Inc.	784,398

		8,508,441

Commercial & Professional Services – 0.8%
1,628	Paycom Software, Inc.	522,979

Consumer Discretionary Distribution & Retail – 5.2%
7,516	Etsy, Inc.*	635,929
1,497	RH*	493,396
10,879	Ross Stores, Inc.	1,219,862
1,868	Ulta Beauty, Inc.*	879,072

		3,228,259

Consumer Durables & Apparel – 1.5%
2,418	Lululemon Athletica, Inc.*	915,213

Consumer Services – 3.6%
2,366	Domino’s Pizza, Inc.	797,318
6,583	Expedia Group, Inc.*	720,115
5,320	Yum! Brands, Inc.	737,086

		2,254,519

Energy – 2.8%
6,407	Cheniere Energy, Inc.	976,171
3,472	Hess Corp.	472,018
3,732	Targa Resources Corp.	284,005

		1,732,194

Equity Real Estate Investment Trusts – 1.2%
5,584	Ryman Hospitality Properties, Inc. REIT	518,865
870	SBA Communications Corp. REIT	201,631

		720,496

Financial Services – 3.6%
5,870	Discover Financial Services	685,910
1,115	Jack Henry & Associates, Inc.	186,573
2,204	MSCI, Inc.	1,034,315
4,503	Tradeweb Markets, Inc., Class A	308,365

		2,215,163

Food, Beverage & Tobacco – 3.1%
10,648	McCormick & Co., Inc.	928,825
58,987	Utz Brands, Inc.	965,027

		1,893,852

Common Stocks – (continued)
Health Care Equipment & Services – 10.1%
1,828	Align Technology, Inc.*	646,454
1,563	Cooper Cos., Inc. (The)	599,301
14,555	Dexcom, Inc.*	1,870,463
3,914	Insulet Corp.*	1,128,563
5,176	Veeva Systems, Inc., Class A*	1,023,450
6,742	Zimmer Biomet Holdings, Inc.	981,635

		6,249,866

Materials – 6.3%
9,375	Ashland, Inc.	814,782
1,584	Avery Dennison Corp.	272,131
17,099	Ball Corp.	995,333
2,577	Martin Marietta Materials, Inc.	1,189,775
4,294	PPG Industries, Inc.	636,800

		3,908,821

Media & Entertainment – 3.9%
10,373	Live Nation Entertainment, Inc.*	945,084
19,234	Trade Desk, Inc. (The), Class A*	1,485,250

		2,430,334

Pharmaceuticals, Biotechnology & Life Sciences – 11.1%
3,107	Alnylam Pharmaceuticals, Inc.*	590,144
3,500	Apellis Pharmaceuticals, Inc.*	318,850
422	Argenx SE ADR (Netherlands) *	164,466
1,057	Biogen, Inc.*	301,087
4,308	BioMarin Pharmaceutical, Inc.*	373,417
6,156	Exact Sciences Corp.*	578,048
1,167	Illumina, Inc.*	218,801
897	Mettler-Toledo International, Inc.*	1,176,541
5,740	Neurocrine Biosciences, Inc.*	541,282
4,260	Sarepta Therapeutics, Inc.*	487,855
3,972	Seagen, Inc.*	764,451
3,581	West Pharmaceutical Services, Inc.	1,369,625

		6,884,567

Real Estate Management & Development – 1.8%
12,310	CoStar Group, Inc.*	1,095,590

Semiconductors & Semiconductor Equipment – 6.1%
5,544	Enphase Energy, Inc.*	928,509
8,475	Entegris, Inc.	939,200
15,544	Marvell Technology, Inc.	929,220
5,391	MKS Instruments, Inc.	582,767
4,068	ON Semiconductor Corp.*	384,751

		3,764,447

Software & Services – 11.9%
1,700	ANSYS, Inc.*	561,459
2,009	Cadence Design Systems, Inc.*	471,151
6,986	Crowdstrike Holdings, Inc., Class A*	1,026,034
10,471	Datadog, Inc., Class A*	1,030,137
9,015	DocuSign, Inc.*	460,576
14,582	Dynatrace, Inc.*	750,535
774	Fair Isaac Corp.*	626,329
2,036	HubSpot, Inc.*	1,083,335

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
1,166	MongoDB, Inc.*	$479,214
6,049	Zscaler, Inc.*	884,969

		7,373,739

Technology Hardware & Equipment – 4.4%
11,813	Amphenol Corp., Class A	1,003,515
4,037	Arista Networks, Inc.*	654,236
6,349	Keysight Technologies, Inc.*	1,063,140

		2,720,891

Transportation – 2.5%
2,873	Old Dominion Freight Line, Inc.	1,062,292
1,449	Saia, Inc.*	496,152

		1,558,444

TOTAL COMMON STOCKS
(Cost $47,454,765)		$58,873,757

Shares	Dividend Rate	Value

Investment Company – 4.7%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,933,066	5.022%	$2,933,066
(Cost $2,933,066)

TOTAL INVESTMENTS – 99.9%
(Cost $50,387,831)		$61,806,823

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		14,968

NET ASSETS – 100.0%		$61,821,791

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Automobiles & Components – 0.4%
18,525	Aptiv PLC*	$1,891,217

Banks – 2.8%
76,007	Citizens Financial Group, Inc.	1,982,263
58,367	East West Bancorp, Inc.	3,081,194
34,541	M&T Bank Corp.	4,274,794
47,530	Pinnacle Financial Partners, Inc.	2,692,574

		12,030,825

Capital Goods – 17.0%
30,980	Allegion PLC	3,718,220
50,518	AMETEK, Inc.	8,177,854
25,258	Chart Industries, Inc.*	4,035,976
34,089	Cummins, Inc.	8,357,259
38,498	Fastenal Co.	2,270,997
97,134	Fortive Corp.	7,262,709
75,586	ITT, Inc.	7,045,371
13,097	L3Harris Technologies, Inc.	2,564,000
14,826	Rockwell Automation, Inc.	4,884,426
73,124	Stanley Black & Decker, Inc.	6,852,450
22,716	Trane Technologies PLC	4,344,662
2,731	TransDigm Group, Inc.	2,441,978
9,044	United Rentals, Inc.	4,027,926
44,725	Woodward, Inc.	5,318,250
23,647	Xylem, Inc.	2,663,125

		73,965,203

Consumer Discretionary Distribution & Retail – 4.3%
10,090	Burlington Stores, Inc.*	1,588,065
33,076	Etsy, Inc.*	2,798,560
118,206	Foot Locker, Inc.	3,204,565
8,732	RH*	2,877,980
73,957	Ross Stores, Inc.	8,292,798

		18,761,968

Consumer Durables & Apparel – 0.9%
31,589	Lennar Corp., Class A	3,958,418

Consumer Services – 3.2%
90,419	Las Vegas Sands Corp.*	5,244,302
61,364	Yum! Brands, Inc.	8,501,982

		13,746,284

Consumer Staples Distribution & Retail – 1.4%
102,665	Grocery Outlet Holding Corp.*	3,142,575
51,728	Performance Food Group Co.*	3,116,095

		6,258,670

Energy – 4.3%
25,697	Cheniere Energy, Inc.	3,915,195
37,355	Chesapeake Energy Corp.	3,125,866
108,941	Devon Energy Corp.	5,266,208
19,927	Diamondback Energy, Inc.	2,617,611
157,592	Marathon Oil Corp.	3,627,768

		18,552,648

Common Stocks – (continued)
Equity Real Estate Investment Trusts – 8.6%
44,246	Alexandria Real Estate Equities, Inc. REIT	5,021,479
91,486	Americold Realty Trust, Inc. REIT	2,954,998
33,934	AvalonBay Communities, Inc. REIT	6,422,688
82,176	CubeSmart REIT	3,669,980
25,833	EastGroup Properties, Inc. REIT	4,484,609
45,228	Equity LifeStyle Properties, Inc. REIT	3,025,301
81,311	Invitation Homes, Inc. REIT	2,797,098
46,253	Regency Centers Corp. REIT	2,857,048
72,409	Ventas, Inc. REIT	3,422,773
90,618	VICI Properties, Inc. REIT	2,848,124

		37,504,098

Financial Services – 6.6%
135,594	Carlyle Group, Inc. (The)	4,332,228
70,605	Fidelity National Information Services, Inc.	3,862,094
20,513	Jack Henry & Associates, Inc.	3,432,440
6,772	MSCI, Inc.	3,178,032
86,167	Nasdaq, Inc.	4,295,425
51,256	Raymond James Financial, Inc.	5,318,835
56,758	Voya Financial, Inc.	4,070,116

		28,489,170

Food, Beverage & Tobacco – 3.0%
99,104	Coca-Cola Europacific Partners PLC (United Kingdom)	6,385,271
43,151	McCormick & Co., Inc.	3,764,062
169,804	Utz Brands, Inc.	2,777,993

		12,927,326

Health Care Equipment & Services – 5.3%
28,717	AmerisourceBergen Corp.	5,526,012
32,011	Centene Corp.*	2,159,142
17,574	Cooper Cos., Inc. (The)	6,738,399
59,188	Zimmer Biomet Holdings, Inc.	8,617,773

		23,041,326

Insurance – 6.2%
46,299	Allstate Corp. (The)	5,048,443
17,244	American Financial Group, Inc.	2,047,725
68,580	Arch Capital Group Ltd.*	5,133,213
23,865	Arthur J Gallagher & Co.	5,240,038
31,636	Globe Life, Inc.	3,467,938
1,247	Markel Group, Inc.*	1,724,826
85,323	Unum Group	4,069,907

		26,732,090

Materials – 9.3%
72,237	Ashland, Inc.	6,278,118
69,164	ATI, Inc.*	3,059,124
123,072	Ball Corp.	7,164,021
27,095	Celanese Corp.	3,137,601
22,507	Martin Marietta Materials, Inc.	10,391,257
26,542	PPG Industries, Inc.	3,936,178
60,808	Steel Dynamics, Inc.	6,623,815

		40,590,114

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – 3.0%
41,489	Electronic Arts, Inc.	$5,381,124
31,207	Live Nation Entertainment, Inc.*	2,843,270
81,998	Match Group, Inc.*	3,431,616
98,380	Warner Bros Discovery, Inc.*	1,233,685

		12,889,695

Pharmaceuticals, Biotechnology & Life Sciences – 2.3%
8,506	Biogen, Inc.*	2,422,934
28,172	BioMarin Pharmaceutical, Inc.*	2,441,949
1,286	Mettler-Toledo International, Inc.*	1,686,769
8,132	Sarepta Therapeutics, Inc.*	931,277
6,407	West Pharmaceutical Services, Inc.	2,450,485

		9,933,414

Semiconductors & Semiconductor Equipment – 3.1%
158,749	Marvell Technology, Inc.	9,490,015
37,137	MKS Instruments, Inc.	4,014,510

		13,504,525

Software & Services – 1.7%
8,907	ANSYS, Inc.*	2,941,715
34,121	DocuSign, Inc.*	1,743,242
50,183	Dynatrace, Inc.*	2,582,919

		7,267,876

Technology Hardware & Equipment – 4.2%
28,580	Keysight Technologies, Inc.*	4,785,721
12,977	Motorola Solutions, Inc.	3,805,895
567,157	Viavi Solutions, Inc.*	6,425,889
10,723	Zebra Technologies Corp., Class A*	3,172,185

		18,189,690

Transportation – 2.7%
16,396	Old Dominion Freight Line, Inc.	6,062,421
8,797	Saia, Inc.*	3,012,181
50,489	United Airlines Holdings, Inc.*	2,770,331

		11,844,933

Utilities – 8.0%
203,146	AES Corp. (The)	4,211,216
37,412	Ameren Corp.	3,055,438
20,981	American Water Works Co., Inc.	2,995,038
94,600	CMS Energy Corp.	5,557,750
44,275	Eversource Energy	3,139,983
70,426	FirstEnergy Corp.	2,738,163
75,611	NiSource, Inc.	2,067,961
53,877	WEC Energy Group, Inc.	4,754,106
103,592	Xcel Energy, Inc.	6,440,315

		34,959,970

TOTAL COMMON STOCKS
(Cost $360,267,125)		$427,039,460

Shares	Dividend Rate	Value

Investment Company – 2.1%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
8,997,935	5.022%	$8,997,935
(Cost $8,997,935)

TOTAL INVESTMENTS – 100.4%
(Cost $369,265,060)		$436,037,395

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,760,027)

NET ASSETS – 100.0%		$434,277,368

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.5%
Automobiles & Components – 0.6%
1,608	Adient PLC*	$61,619
16,394	American Axle & Manufacturing Holdings, Inc.*	135,578
2,548	Fox Factory Holding Corp.*	276,483
2,959	Luminar Technologies, Inc.*(a)	20,358
2,096	Modine Manufacturing Co.*	69,210
1,247	Visteon Corp.*	179,082

		742,330

Banks – 6.9%
17,298	Amalgamated Financial Corp.	278,325
13,053	Ameris Bancorp	446,543
10,575	Associated Banc-Corp.	171,632
4,175	Axos Financial, Inc.*	164,662
1,555	BancFirst Corp.	143,060
5,025	Bancorp, Inc. (The)*	164,066
25,552	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	699,103
2,528	Banner Corp.	110,398
6,116	Business First Bancshares, Inc.	92,168
4,475	Carter Bankshares, Inc.*	66,185
19,396	Central Pacific Financial Corp.	304,711
2,753	Community Trust Bancorp, Inc.	97,924
2,380	Enterprise Financial Services Corp.	93,058
4,506	Esquire Financial Holdings, Inc.	206,104
2,569	Financial Institutions, Inc.	40,436
37,467	First BanCorp. (Puerto Rico)	457,847
2,534	First Bancorp, Inc. (The)	61,678
11,628	Glacier Bancorp, Inc.	362,445
10,243	Hancock Whitney Corp.	393,126
1,328	Heartland Financial USA, Inc.	37,011
22,443	Heritage Financial Corp.	362,903
2,784	Home Bancorp, Inc.	92,457
4,850	HomeTrust Bancshares, Inc.	101,317
10,328	International Bancshares Corp.	456,498
14,481	Macatawa Bank Corp.	134,384
4,142	Metrocity Bankshares, Inc.	74,100
12,835	National Bank Holdings Corp., Class A	372,728
1,876	Northeast Bank	78,173
3,958	Northeast Community Bancorp, Inc.(a)	58,895
18,984	Old Second Bancorp, Inc.	247,931
2,113	Origin Bancorp, Inc.	61,911
7,975	Pathward Financial, Inc.	369,721
2,199	Renasant Corp.	57,460
5,932	Seacoast Banking Corp. of Florida	131,097
994	Sierra Bancorp	16,868
10,924	TrustCo Bank Corp.	312,536
7,446	UMB Financial Corp.	453,461
37,331	Valley National Bancorp	289,315
7,600	Veritex Holdings, Inc.	136,268
1,615	Westamerica BanCorp	61,855

		8,260,360

Common Stocks – (continued)
Capital Goods – 13.6%
4,828	AAON, Inc.	457,743
6,469	AAR Corp.*	373,649
2,133	AeroVironment, Inc.*	218,163
1,399	Allied Motion Technologies, Inc.	55,876
6,176	Applied Industrial Technologies, Inc.	894,470
3,692	Arcosa, Inc.	279,743
7,367	Array Technologies, Inc.*	166,494
6,375	Atkore, Inc.*	994,117
1,297	Barnes Group, Inc.	54,720
2,290	Chart Industries, Inc.*	365,919
2,722	Columbus McKinnon Corp.	110,649
6,015	Comfort Systems USA, Inc.	987,663
1,914	Douglas Dynamics, Inc.	57,190
2,358	Ducommun, Inc.*	102,738
2,416	Dycom Industries, Inc.*	274,578
4,830	Encore Wire Corp.	898,042
8,590	Franklin Electric Co., Inc.	883,911
79,785	FTC Solar, Inc.*	256,908
8,679	GMS, Inc.*	600,587
7,705	Griffon Corp.	310,511
862	Herc Holdings, Inc.	117,965
642	IES Holdings, Inc.*	36,517
1,988	JELD-WEN Holding, Inc.*	34,870
3,950	Kennametal, Inc.	112,140
7,039	Kratos Defense & Security Solutions, Inc.*	100,939
6,873	Manitowoc Co., Inc. (The)*	129,419
8,466	Masterbrand, Inc.*	98,460
419	Moog, Inc., Class A	45,432
12,281	Mueller Industries, Inc.	1,071,886
953	National Presto Industries, Inc.	69,760
16,490	NEXTracker, Inc., Class A*	656,467
2,315	Northwest Pipe Co.*	70,006
21,762	NOW, Inc.*	225,454
530	Omega Flex, Inc.	55,003
1,493	Parsons Corp.*	71,873
9,327	Powell Industries, Inc.	565,123
4,784	REV Group, Inc.	63,436
12,447	Rush Enterprises, Inc., Class A	756,031
2,708	Shoals Technologies Group, Inc., Class A*	69,216
7,317	Simpson Manufacturing Co., Inc.	1,013,405
12,592	Sterling Infrastructure, Inc.*	702,634
2,749	Titan International, Inc.*	31,559
32,932	Triumph Group, Inc.*	407,369
646	UFP Industries, Inc.	62,694
8,586	Vicor Corp.*	463,644
4,952	Wabash National Corp.	126,969
4,878	Watts Water Technologies, Inc., Class A	896,235

		16,398,177

Commercial & Professional Services – 3.3%
22,319	ACV Auctions, Inc., Class A*	385,449
11,766	Alight, Inc., Class A*	108,718

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – (continued)
2,389	BrightView Holdings, Inc.*	$17,153
4,518	CBIZ, Inc.*	240,719
14,498	Ennis, Inc.	295,469
2,267	ExlService Holdings, Inc.*	342,453
8,359	Exponent, Inc.	780,062
8,980	Franklin Covey Co.*	392,247
22,944	Healthcare Services Group, Inc.	342,554
4,599	IBEX Holdings Ltd.*	97,637
7,290	Legalzoom.com, Inc.*	88,063
574	Montrose Environmental Group, Inc.*	24,177
1,783	NV5 Global, Inc.*	197,503
60,293	Steelcase, Inc., Class A	464,859
5,580	Viad Corp.*	149,990

		3,927,053

Consumer Discretionary Distribution & Retail – 2.9%
3,826	Asbury Automotive Group, Inc.*	919,847
18,349	CarParts.com, Inc.*	77,983
2,464	Carvana Co.*(a)	63,867
3,078	Group 1 Automotive, Inc.	794,432
9,101	Monro, Inc.	369,774
2,283	Overstock.com, Inc.*	74,357
6,086	Sally Beauty Holdings, Inc.*	75,162
8,407	Sonic Automotive, Inc., Class A	400,762
15,634	Urban Outfitters, Inc.*	517,954
16,150	Warby Parker, Inc., Class A*	188,794
143	Winmark Corp.	47,543

		3,530,475

Consumer Durables & Apparel – 2.7%
2,191	Dream Finders Homes, Inc., Class A*	53,877
18,102	G-III Apparel Group Ltd.*	348,826
6,418	Green Brick Partners, Inc.*	364,542
1,284	Hovnanian Enterprises, Inc., Class A*	127,386
6,607	LGI Homes, Inc.*	891,218
10,680	M/I Homes, Inc.*	931,189
2,411	Malibu Boats, Inc., Class A*	141,429
1,630	MasterCraft Boat Holdings, Inc.*	49,959
4,261	Taylor Morrison Home Corp.*	207,809
4,201	Topgolf Callaway Brands Corp.*	83,390

		3,199,625

Consumer Services – 4.5%
151	Biglari Holdings, Inc., Class B*	29,768
1,350	Brinker International, Inc.*	49,410
9,900	Chuy’s Holdings, Inc.*	404,118
39,205	Coursera, Inc.*	510,449
4,741	Dave & Buster’s Entertainment, Inc.*	211,259
5,578	Duolingo, Inc.*	797,319
4,579	Everi Holdings, Inc.*	66,212
33,072	First Watch Restaurant Group, Inc.*	558,917
9,746	Frontdoor, Inc.*	310,898
22,658	International Game Technology PLC	722,564
8,378	Krispy Kreme, Inc.	123,408
21,048	Laureate Education, Inc.	254,470

Common Stocks – (continued)
Consumer Services – (continued)
993	Monarch Casino & Resort, Inc.	69,957
10,197	PlayAGS, Inc.*	57,613
24,043	Portillo’s, Inc., Class A*	541,689
918	Red Rock Resorts, Inc., Class A	42,944
82,615	Sabre Corp.*	263,542
1,356	Shake Shack, Inc., Class A*	105,388
14,037	Xponential Fitness, Inc., Class A*	242,138

		5,362,063

Consumer Staples Distribution & Retail – 0.8%
4,176	Chefs’ Warehouse, Inc. (The)*	149,333
2,984	Natural Grocers by Vitamin Cottage, Inc.	36,584
8,513	PriceSmart, Inc.	630,473
5,686	Sprouts Farmers Market, Inc.*	208,847

		1,025,237

Energy – 5.6%
4,306	Amplify Energy Corp.*	29,152
713	Arch Resources, Inc.	80,398
30,487	Ardmore Shipping Corp. (Ireland)	376,514
8,758	Borr Drilling Ltd. (Mexico) *	65,948
7,462	ChampionX Corp.	231,620
2,350	CONSOL Energy, Inc.	159,353
2,543	Delek US Holdings, Inc.	60,905
57,998	DHT Holdings, Inc.	494,723
3,828	DMC Global, Inc.*	67,985
11,242	Dorian LPG Ltd.	288,357
2,573	Dril-Quip, Inc.*	59,874
28,200	Golar LNG Ltd. (Cameroon)	568,794
940	Green Plains, Inc.*	30,306
17,087	International Seaways, Inc.	653,407
11,922	Kosmos Energy Ltd. (Ghana) *	71,413
1,596	Nabors Industries Ltd.*	148,476
148,134	Nordic American Tankers Ltd.	543,652
4,017	Oil States International, Inc.*	30,007
2,854	Patterson-UTI Energy, Inc.	34,162
4,537	PBF Energy, Inc., Class A	185,745
11,024	Peabody Energy Corp.	238,780
23,160	RPC, Inc.	165,594
15,673	Scorpio Tankers, Inc. (Monaco)	740,236
49,301	Teekay Corp. (Bermuda) *	297,778
15,605	Teekay Tankers Ltd., Class A (Canada)	596,579
4,787	Tidewater, Inc.*	265,391
1,968	Vitesse Energy, Inc.	44,083
2,349	Weatherford International PLC*	156,021

		6,685,253

Equity Real Estate Investment Trusts – 7.4%
6,361	American Assets Trust, Inc. REIT	122,131
5,818	Apple Hospitality REIT, Inc. REIT	87,910
10,377	Centerspace REIT	636,733
47,170	Chatham Lodging Trust REIT	441,511

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts – (continued)
3,201	Community Healthcare Trust, Inc. REIT	$105,697
83,311	DiamondRock Hospitality Co. REIT	667,321
21,987	Equity Commonwealth REIT	445,457
23,379	Essential Properties Realty Trust, Inc. REIT	550,342
353	Four Corners Property Trust, Inc. REIT	8,966
46,466	Independence Realty Trust, Inc. REIT	846,611
5,027	Kite Realty Group Trust REIT	112,303
61,362	LXP Industrial Trust REIT	598,280
5,516	Macerich Co. (The) REIT	62,165
14,882	NexPoint Residential Trust, Inc. REIT	676,833
41,989	Outfront Media, Inc. REIT	660,067
3,790	Plymouth Industrial REIT, Inc. REIT	87,246
65,763	RLJ Lodging Trust REIT	675,386
8,772	Ryman Hospitality Properties, Inc. REIT	815,094
45,235	Service Properties Trust REIT	393,092
10,828	SITE Centers Corp. REIT	143,146
48,291	Summit Hotel Properties, Inc. REIT	314,374
1,852	Tanger Factory Outlet Centers, Inc. REIT	40,874
4,767	Terreno Realty Corp. REIT	286,497
8,898	Xenia Hotels & Resorts, Inc. REIT	109,534

		8,887,570

Financial Services – 4.0%
15,770	A-Mark Precious Metals, Inc.	590,350
907	Arbor Realty Trust, Inc. REIT	13,442
41,061	ARMOUR Residential REIT, Inc. REIT	218,855
29,758	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	656,461
1,484	Blackstone Mortgage Trust, Inc., Class A REIT	30,882
21,653	BrightSpire Capital, Inc. REIT	145,725
20,406	EVERTEC, Inc. (Puerto Rico)	751,553
6,939	I3 Verticals, Inc., Class A*	158,626
13,556	KKR Real Estate Finance Trust, Inc. REIT	164,977
6,747	LendingClub Corp.*	65,783
33,259	MFA Financial, Inc. REIT	373,831
12,090	Nexpoint Real Estate Finance, Inc. REIT	188,483
18,954	NMI Holdings, Inc., Class A*(b)	489,392
22,986	Open Lending Corp.*	241,583
3,501	Pagseguro Digital Ltd., Class A (Brazil)*	33,049
2,642	Repay Holdings Corp.*	20,687
16,514	StoneCo Ltd., Class A (Brazil)*	210,388
2,479	Two Harbors Investment Corp. REIT	34,409
10,063	Upstart Holdings, Inc.*(a)	360,356

		4,748,832

Common Stocks – (continued)
Food, Beverage & Tobacco – 1.7%
2,731	B&G Foods, Inc.(a)	38,016
1,018	Coca-Cola Consolidated, Inc.	647,468
5,916	John B. Sanfilippo & Son, Inc.	693,769
2,232	National Beverage Corp.*	107,917
47,488	Primo Water Corp.	595,500

		2,082,670

Health Care Equipment & Services – 6.8%
6,922	Accolade, Inc.*	93,239
33,757	Alignment Healthcare, Inc.*	194,103
9,650	Alphatec Holdings, Inc.*	173,507
1,254	AMN Healthcare Services, Inc.*	136,836
26,921	AngioDynamics, Inc.*	280,786
15,669	Artivion, Inc.*	269,350
6,452	AtriCure, Inc.*	318,471
43,225	Brookdale Senior Living, Inc.*	182,409
13,981	Cano Health, Inc.*	19,434
2,409	Guardant Health, Inc.*	86,242
1,333	Health Catalyst, Inc.*	16,662
50,068	Hims & Hers Health, Inc.*	470,639
12,607	Inari Medical, Inc.*	732,971
1,638	Inmode Ltd.*	61,179
3,942	iRadimed Corp.	188,191
21,752	Joint Corp. (The)*	293,652
2,233	Lantheus Holdings, Inc.*	187,393
5,371	LeMaitre Vascular, Inc.	361,361
5,172	LivaNova PLC*	265,996
2,435	National HealthCare Corp.	150,532
11,464	NextGen Healthcare, Inc.*	185,946
1,496	Owens & Minor, Inc.*	28,484
17,377	Pediatrix Medical Group, Inc.*	246,927
24,714	Pennant Group, Inc. (The)*	303,488
4,236	PetIQ, Inc.*	64,260
5,305	Phreesia, Inc.*	164,508
10,764	Progyny, Inc.*	423,456
6,888	Pulmonx Corp.*	90,302
20,432	Select Medical Holdings Corp.	650,964
4,169	SI-BONE, Inc.*	112,480
8,507	Surgery Partners, Inc.*	382,730
2,727	Surmodics, Inc.*	85,382
3,419	TransMedics Group, Inc.*	287,128
3,384	Utah Medical Products, Inc.	315,389
12,694	Varex Imaging Corp.*	299,198

		8,123,595

Household & Personal Products – 0.9%
17,939	Beauty Health Co. (The)*	150,150
7,745	elf Beauty, Inc.*	884,711

		1,034,861

Insurance – 5.0%
20,062	American Equity Investment Life Holding Co.	1,045,431
11,338	BRP Group, Inc., Class A*	280,956
35,479	CNO Financial Group, Inc.	839,788

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
29,733	Crawford & Co., Class A	$329,739
16,663	Employers Holdings, Inc.	623,363
1,170	Enstar Group Ltd.*	285,761
62,100	Genworth Financial, Inc., Class A*	310,500
13,196	Goosehead Insurance, Inc., Class A*	829,896
3,693	Hippo Holdings, Inc.*	61,045
355	Investors Title Co.	51,830
12,187	James River Group Holdings Ltd.	222,535
14,049	Lemonade, Inc.*(a)	236,726
5,296	Oscar Health, Inc., Class A*	42,686
7,388	Palomar Holdings, Inc.*	428,799
10,411	Stewart Information Services Corp.	428,308

		6,017,363

Materials – 4.3%
9,411	Aspen Aerogels, Inc.*	74,253
11,362	ATI, Inc.*	502,541
13,657	Carpenter Technology Corp.	766,567
82,966	Coeur Mining, Inc.*	235,624
4,223	Commercial Metals Co.	222,383
23,846	Constellium SE*	410,151
8,192	Haynes International, Inc.	416,317
4,951	Innospec, Inc.	497,278
9,241	LSB Industries, Inc.*	91,024
10,705	Minerals Technologies, Inc.	617,572
800	Olympic Steel, Inc.	39,200
12,502	Orion SA (Germany)	265,292
5,153	Piedmont Lithium, Inc.*	297,380
19,349	Summit Materials, Inc., Class A*	732,360

		5,167,942

Media & Entertainment – 1.7%
5,730	Bumble, Inc., Class A*	96,149
130	Daily Journal Corp.*	37,606
7,491	DHI Group, Inc.*	28,691
22,388	EW Scripps Co. (The), Class A*	204,850
14,111	fuboTV, Inc.*(a)	29,351
15,125	Gray Television, Inc.	119,185
1,887	IMAX Corp.*	32,060
2,302	Madison Square Garden Entertainment Corp.*	77,393
9,164	TechTarget, Inc.*	285,275
22,833	Thryv Holdings, Inc.*	561,692
92,711	Vimeo, Inc.*	381,969
3,718	Vivid Seats, Inc., Class A*	29,447
11,289	ZipRecruiter, Inc., Class A*	200,493

		2,084,161

Pharmaceuticals, Biotechnology & Life Sciences – 9.9%
5,921	89bio, Inc.*	112,203
25,392	ACADIA Pharmaceuticals, Inc.*	608,138
34,353	Adaptive Biotechnologies Corp.*	230,509
21,423	ADMA Biologics, Inc.*	79,051
87,464	Agenus, Inc.*	139,942
13,412	Alkermes PLC*	419,796

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
2,970	Allogene Therapeutics, Inc.*(a)	14,761
3,920	ALX Oncology Holdings, Inc.*	29,439
39,257	Amicus Therapeutics, Inc.*	493,068
4,207	Amphastar Pharmaceuticals, Inc.*	241,776
1,569	Arcturus Therapeutics Holdings, Inc.*	44,999
5,269	Arrowhead Pharmaceuticals, Inc.*	187,893
5,495	Arvinas, Inc.*	136,386
1,435	Astria Therapeutics, Inc.*	11,954
3,894	Atea Pharmaceuticals, Inc.*	14,564
54,790	Aurinia Pharmaceuticals, Inc. (Canada)*	530,367
2,522	Axsome Therapeutics, Inc.*	181,231
2,959	Beam Therapeutics, Inc.*	94,481
10,845	BioCryst Pharmaceuticals, Inc.*	76,349
22,577	Biohaven Ltd.*	540,042
647	Blueprint Medicines Corp.*	40,890
25,550	CareDx, Inc.*	217,175
14,547	Catalyst Pharmaceuticals, Inc.*	195,512
1,025	Celldex Therapeutics, Inc.*	34,778
1,828	Collegium Pharmaceutical, Inc.*	39,284
9,470	CryoPort, Inc.*	163,357
19,623	Deciphera Pharmaceuticals, Inc.*	276,292
6,528	Denali Therapeutics, Inc.*	192,641
5,273	Dyne Therapeutics, Inc.*	59,321
4,299	Eagle Pharmaceuticals, Inc.*	83,573
2,171	Edgewise Therapeutics, Inc.*	16,825
5,471	Enanta Pharmaceuticals, Inc.*	117,079
6,717	Erasca, Inc.*	18,539
6,409	Generation Bio Co.*	35,249
8,175	Harmony Biosciences Holdings, Inc.*	287,678
7,627	Ideaya Biosciences, Inc.*	179,234
1,420	Insmed, Inc.*	29,962
1,003	Intellia Therapeutics, Inc.*	40,902
31,018	Iovance Biotherapeutics, Inc.*	218,367
4,457	iTeos Therapeutics, Inc.*	59,011
751	IVERIC bio, Inc.*	29,544
5,193	KalVista Pharmaceuticals, Inc.*	46,737
27,664	Karyopharm Therapeutics, Inc.*	49,519
11,116	Kiniksa Pharmaceuticals Ltd., Class A*	156,513
32,638	Kodiak Sciences, Inc.*	225,202
5,992	MacroGenics, Inc.*	32,057
758	Madrigal Pharmaceuticals, Inc.*	175,098
7,067	MeiraGTx Holdings PLC*	47,490
445	Mesa Laboratories, Inc.	57,182
13,310	NanoString Technologies, Inc.*	53,906
4,261	Nkarta, Inc.*	9,332
2,459	Nurix Therapeutics, Inc.*	24,565
17,985	Pacific Biosciences of California, Inc.*	239,201
2,732	Phibro Animal Health Corp., Class A	37,428
11,834	PMV Pharmaceuticals, Inc.*	74,081
11,372	Prestige Consumer Healthcare, Inc.*	675,838
259	Prothena Corp. PLC (Ireland)*	17,685

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
10,405	PTC Therapeutics, Inc.*	$423,171
2,871	Rallybio Corp.*	16,250
7,335	Replimune Group, Inc.*	170,319
16,461	Rocket Pharmaceuticals, Inc.*	327,080
12,336	Sana Biotechnology, Inc.*	73,523
14,011	Selecta Biosciences, Inc.*	15,692
11,278	SpringWorks Therapeutics, Inc.*	295,709
45,539	Sutro Biopharma, Inc.*	211,756
18,558	TG Therapeutics, Inc.*	460,981
2,409	Travere Therapeutics, Inc.*	37,002
48,172	Vanda Pharmaceuticals, Inc.*	317,453
4,925	Vaxcyte, Inc.*	245,955
5,391	Veracyte, Inc.*	137,309
9,712	Vericel Corp.*	364,880
1,425	Vir Biotechnology, Inc.*	34,955
2,439	Viridian Therapeutics, Inc.*	58,024
7,653	X4 Pharmaceuticals, Inc.*	14,847
28,624	Y-mAbs Therapeutics, Inc.*	194,357

		11,843,259

Real Estate Management & Development – 0.8%
10,200	Anywhere Real Estate, Inc.*	68,136
60,364	Compass, Inc., Class A*	211,274
18,884	Newmark Group, Inc., Class A	117,458
46,431	Redfin Corp.*	576,673

		973,541

Semiconductors & Semiconductor Equipment – 2.1%
1,258	Aehr Test Systems*	51,892
273	Ambarella, Inc.*	22,842
5,683	Axcelis Technologies, Inc.*	1,041,864
748	Cohu, Inc.*	31,087
5,961	Diodes, Inc.*	551,333
10,326	FormFactor, Inc.*	353,356
12,743	MaxLinear, Inc.*	402,169
865	Power Integrations, Inc.	81,889
512	Synaptics, Inc.*	43,715

		2,580,147

Software & Services – 5.6%
6,579	Alarm.com Holdings, Inc.*	340,003
1,853	American Software, Inc., Class A	19,475
6,312	Appian Corp., Class A*	300,451
23,751	Asana, Inc., Class A*	523,472
1,047	BlackLine, Inc.*	56,350
558	Box, Inc., Class A*	16,394
1,713	C3.ai, Inc., Class A*(a)	62,405
29,324	Clear Secure, Inc., Class A	679,437
12,441	CommVault Systems, Inc.*	903,465
18,745	Fastly, Inc., Class A*	295,609
3,438	Marathon Digital Holdings, Inc.*	47,651
372	MicroStrategy, Inc., Class A*	127,380
3,792	PagerDuty, Inc.*	85,244
3,341	Perficient, Inc.*	278,405
7,883	PROS Holdings, Inc.*	242,796
4,932	Rapid7, Inc.*	223,321

Common Stocks – (continued)
Software & Services – (continued)
4,505	Red Violet, Inc.*(a)	92,668
2,376	Riot Platforms, Inc.*	28,084
19,908	Sapiens International Corp. NV (Israel)	529,553
13,660	SolarWinds Corp.*	140,152
3,511	Sprout Social, Inc., Class A*	162,068
3,435	SPS Commerce, Inc.*	659,726
6,261	Squarespace, Inc., Class A*	197,472
633	Tenable Holdings, Inc.*	27,567
2,272	Varonis Systems, Inc.*	60,549
26,433	Yext, Inc.*	298,957
23,746	Zeta Global Holdings Corp., Class A*	202,791
13,303	Zuora, Inc., Class A*	145,934

		6,747,379

Technology Hardware & Equipment – 5.1%
6,306	Advanced Energy Industries, Inc.	702,804
2,825	Badger Meter, Inc.	416,857
2,178	ePlus, Inc.*	122,621
4,900	Extreme Networks, Inc.*	127,645
2,471	Fabrinet (Thailand) *	320,933
20,156	Harmonic, Inc.*	325,922
16,325	IonQ, Inc.*	220,877
2,478	Methode Electronics, Inc.	83,062
1,126	Napco Security Technologies, Inc.	39,016
23,366	NetScout Systems, Inc.*	723,178
3,447	nLight, Inc.*	53,153
1,797	PC Connection, Inc.	81,045
10,662	Sanmina Corp.*	642,599
4,892	Super Micro Computer, Inc.*	1,219,331
8,502	TTM Technologies, Inc.*	118,178
65,757	Viavi Solutions, Inc.*	745,027
5,234	Vishay Precision Group, Inc.*	194,443

		6,136,691

Telecommunication Services – 0.0%
700	Bandwidth, Inc., Class A*	9,576
40,720	Globalstar, Inc.*	43,978
630	Ooma, Inc.*	9,431

		62,985

Transportation – 1.2%
21,701	Costamare, Inc. (Monaco)	209,849
5,770	Frontier Group Holdings, Inc.*	55,796
5,147	Joby Aviation, Inc.*	52,808
24,764	Marten Transport Ltd.	532,426
3,699	PAM Transportation Services, Inc.*	99,022
19,572	Sun Country Airlines Holdings, Inc.*	439,979

		1,389,880

Utilities – 0.1%
2,968	Montauk Renewables, Inc.*	22,082
1,073	Ormat Technologies, Inc.	86,334

		108,416

TOTAL COMMON STOCKS
(Cost $107,979,618)		$117,119,865

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Dividend Rate	Value

Investment Company – 1.0%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,176,220	5.022%	$1,176,220
(Cost $1,176,220)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $109,155,838)		$118,296,085

Securities Lending Reinvestment Vehicle – 0.8%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
912,449	5.022%	$912,449
(Cost $912,449)

TOTAL INVESTMENTS – 99.3%
(Cost $110,068,287)		$119,208,534

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		897,939

NET ASSETS – 100.0%		$120,106,473

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or portion of security is pledged as collateral for futures contracts. Total market value of securities pledged as collateral on futures contracts amounts to $271,110, which represents approximately 0.2% of net assets as of June 30, 2023.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	20	09/15/23	$1,903,700	$17,300

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Automobiles & Components – 2.9%
17,418	Aptiv PLC*	$1,778,203
32,866	Tesla, Inc.*	8,603,333

		10,381,536

Capital Goods – 2.7%
4,237	Boeing Co. (The)*	894,685
19,833	Caterpillar, Inc.	4,879,910
2,698	Deere & Co.	1,093,203
8,870	Rockwell Automation, Inc.	2,922,221

		9,790,019

Commercial & Professional Services – 0.8%
19,503	Waste Connections, Inc.	2,787,564

Consumer Discretionary Distribution & Retail – 9.3%
168,807	Amazon.com, Inc.*	22,005,680
14,760	Etsy, Inc.*	1,248,844
14,959	Lowe’s Cos., Inc.	3,376,246
6,464	RH*	2,130,470
41,605	Ross Stores, Inc.	4,665,169

		33,426,409

Consumer Durables & Apparel – 2.1%
11,079	Lululemon Athletica, Inc.*	4,193,401
31,926	NIKE, Inc., Class B	3,523,673

		7,717,074

Consumer Services – 1.4%
785	Chipotle Mexican Grill, Inc.*	1,679,115
11,062	McDonald’s Corp.	3,301,011

		4,980,126

Energy – 0.3%
7,148	Cheniere Energy, Inc.	1,089,069

Equity Real Estate Investment Trusts – 1.5%
12,891	American Tower Corp. REIT	2,500,080
3,590	Equinix, Inc. REIT	2,814,345

		5,314,425

Financial Services – 5.6%
39,601	Charles Schwab Corp. (The)	2,244,585
27,841	Mastercard, Inc., Class A	10,949,865
5,915	MSCI, Inc.	2,775,851
17,590	Visa, Inc., Class A	4,177,273

		20,147,574

Food, Beverage & Tobacco – 2.4%
36,697	Coca-Cola Co. (The)	2,209,893
48,912	McCormick & Co., Inc.	4,266,594
8,850	Mondelez International, Inc., Class A	645,519
29,799	Monster Beverage Corp.*	1,711,655

		8,833,661

Health Care Equipment & Services – 3.5%
71,624	Boston Scientific Corp.*	3,874,142
3,893	Humana, Inc.	1,740,677
7,161	Insulet Corp.*	2,064,803

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
11,476	Intuitive Surgical, Inc.*	3,924,103
5,111	Veeva Systems, Inc., Class A*	1,010,598

		12,614,323

Household & Personal Products – 1.6%
9,167	Estee Lauder Cos., Inc. (The), Class A	1,800,216
25,737	Procter & Gamble Co. (The)	3,905,332

		5,705,548

Materials – 4.1%
31,070	Freeport-McMoRan, Inc.	1,242,800
12,041	Linde PLC	4,588,584
6,060	Martin Marietta Materials, Inc.	2,797,842
23,343	Sherwin-Williams Co. (The)	6,198,033

		14,827,259

Media & Entertainment – 7.7%
122,111	Alphabet, Inc., Class A*	14,616,687
75,784	Alphabet, Inc., Class C*	9,167,590
7,489	Meta Platforms, Inc., Class A*	2,149,193
154,031	Snap, Inc., Class A*	1,823,727

		27,757,197

Pharmaceuticals, Biotechnology & Life Sciences – 7.9%
10,096	Alnylam Pharmaceuticals, Inc.*	1,917,634
5,421	Argenx SE ADR (Netherlands)*	2,112,726
49,244	AstraZeneca PLC ADR (United Kingdom)	3,524,393
3,873	Biogen, Inc.*	1,103,224
23,155	BioMarin Pharmaceutical, Inc.*	2,007,075
19,866	Eli Lilly & Co.	9,316,757
10,147	Exact Sciences Corp.*	952,803
23,095	Gilead Sciences, Inc.	1,779,932
5,556	Illumina, Inc.*	1,041,695
15,475	Sarepta Therapeutics, Inc.*	1,772,197
4,527	Waters Corp.*	1,206,627
4,526	West Pharmaceutical Services, Inc.	1,731,059

		28,466,122

Real Estate Management & Development – 0.8%
32,922	CoStar Group, Inc.*	2,930,058

Semiconductors & Semiconductor Equipment – 10.1%
13,141	Enphase Energy, Inc.*	2,200,855
7,006	KLA Corp.	3,398,050
115,150	Marvell Technology, Inc.	6,883,667
55,396	NVIDIA Corp.	23,433,616
5,560	ON Semiconductor Corp.*	525,865

		36,442,053

Software & Services – 19.1%
19,708	Accenture PLC, Class A	6,081,495
2,214	Adobe, Inc.*	1,082,624
9,009	Atlassian Corp., Class A*	1,511,800
11,048	Intuit, Inc.	5,062,083
126,400	Microsoft Corp.	43,044,256
35,375	Oracle Corp.	4,212,809

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
19,764	Salesforce, Inc.*	$4,175,342
1,303	ServiceNow, Inc.*	732,247
18,046	Snowflake, Inc., Class A*	3,175,735

		69,078,391

Technology Hardware & Equipment – 14.0%
17,392	Amphenol Corp., Class A	1,477,451
252,293	Apple, Inc.	48,937,273

		50,414,724

Transportation – 1.4%
13,633	Old Dominion Freight Line, Inc.	5,040,802

TOTAL INVESTMENTS – 99.2%
(Cost $184,783,619)		$357,743,934

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,002,352

NET ASSETS – 100.0%		$360,746,286

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%
Automobiles & Components – 2.9%
97,193	General Motors Co.	$3,747,762
2,554	Lear Corp.	366,626
18,736	Tesla, Inc.*	4,904,523
1,332	Thor Industries, Inc.	137,862

		9,156,773

Banks – 2.9%
166,900	Bank of America Corp.	4,788,361
46,092	Citigroup, Inc.	2,122,076
15,069	JPMorgan Chase & Co.	2,191,635

		9,102,072

Capital Goods – 4.8%
23,509	AMETEK, Inc.	3,805,637
4,828	Boeing Co. (The)*	1,019,480
40,809	Howmet Aerospace, Inc.	2,022,494
56,998	Johnson Controls International PLC	3,883,844
8,407	Lockheed Martin Corp.	3,870,415
585	RBC Bearings, Inc.*	127,220
6,570	Textron, Inc.	444,329

		15,173,419

Commercial & Professional Services – 3.0%
6,594	Automatic Data Processing, Inc.	1,449,295
7,146	Cintas Corp.	3,552,134
4,113	Concentrix Corp.	332,125
2,099	Equifax, Inc.	493,895
23,619	Republic Services, Inc.	3,617,722

		9,445,171

Consumer Discretionary Distribution & Retail – 6.4%
64,913	Amazon.com, Inc.*	8,462,059
28,952	CarMax, Inc.*	2,423,282
59,287	Chewy, Inc., Class A*	2,340,058
2,978	Five Below, Inc.*	585,296
58,961	LKQ Corp.	3,435,658
1,134	MercadoLibre, Inc. (Brazil)*	1,343,336
1,010	O’Reilly Automotive, Inc.*	964,853
7,711	Ross Stores, Inc.	864,635

		20,419,177

Consumer Durables & Apparel – 2.0%
2,433	Crocs, Inc.*	273,567
4,525	Garmin Ltd.	471,912
6,940	Lennar Corp., Class A	869,651
9,024	Lululemon Athletica, Inc.*	3,415,584
27,245	Skechers USA, Inc., Class A*	1,434,722

		6,465,436

Consumer Services – 1.5%
5,190	Airbnb, Inc., Class A*	665,150
17,376	Hilton Worldwide Holdings, Inc.	2,529,077
5,754	Norwegian Cruise Line Holdings Ltd.*	125,265
12,949	Starbucks Corp.	1,282,728

		4,602,220

Common Stocks – (continued)
Consumer Staples Distribution & Retail – 1.6%
7,114	Costco Wholesale Corp.	3,830,036
12,654	Kroger Co. (The)	594,738
3,385	Walmart, Inc.	532,054

		4,956,828

Energy – 2.1%
20,913	Cheniere Energy, Inc.	3,186,305
4,668	Exxon Mobil Corp.	500,643
8,059	Marathon Petroleum Corp.	939,679
17,297	Valero Energy Corp.	2,028,938

		6,655,565

Equity Real Estate Investment Trusts – 5.0%
1,490	AvalonBay Communities, Inc. REIT	282,012
6,133	Brixmor Property Group, Inc. REIT	134,926
9,902	First Industrial Realty Trust, Inc. REIT	521,241
40,616	Healthpeak Properties, Inc. REIT	816,382
185,097	Host Hotels & Resorts, Inc. REIT	3,115,182
6,340	Lamar Advertising Co., Class A REIT	629,245
5,966	Mid-America Apartment Communities, Inc. REIT	905,997
148,122	Park Hotels & Resorts, Inc. REIT	1,898,924
33,892	Prologis, Inc. REIT	4,156,176
3,940	Rexford Industrial Realty, Inc. REIT	205,747
68,854	Ventas, Inc. REIT	3,254,729

		15,920,561

Financial Services – 7.0%
8,773	Ally Financial, Inc.	236,959
38,911	Bank of New York Mellon Corp. (The)	1,732,318
25,132	Berkshire Hathaway, Inc., Class B*	8,570,012
20,680	CME Group, Inc.	3,831,797
2,187	Moody’s Corp.	760,464
2,539	MSCI, Inc.	1,191,527
7,315	S&P Global, Inc.	2,932,510
50,219	Synchrony Financial	1,703,429
44,283	Toast, Inc., Class A*	999,467
659	Visa, Inc., Class A	156,499

		22,114,982

Food, Beverage & Tobacco – 4.2%
85,076	Coca-Cola Co. (The)	5,123,277
49,057	Kraft Heinz Co. (The)	1,741,523
53,082	Mondelez International, Inc., Class A	3,871,801
43,288	Monster Beverage Corp.*	2,486,463

		13,223,064

Health Care Equipment & Services – 5.3%
34,416	Boston Scientific Corp.*	1,861,562
37,622	Centene Corp.*	2,537,604
27,467	CVS Health Corp.	1,898,794
2,998	Edwards Lifesciences Corp.*	282,801
9,216	Elevance Health, Inc.	4,094,577
8,484	Envista Holdings Corp.*	287,099

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,455	HCA Healthcare, Inc.	$441,563
2,186	Humana, Inc.	977,426
4,245	Intuitive Surgical, Inc.*	1,451,535
1,801	Penumbra, Inc.*	619,652
4,596	UnitedHealth Group, Inc.	2,209,021

		16,661,634

Household & Personal Products – 1.0%
23,182	Kimberly-Clark Corp.	3,200,507

Insurance – 4.1%
23,900	Arch Capital Group Ltd.*	1,788,915
17,022	Chubb Ltd.	3,277,756
8,696	Globe Life, Inc.	953,255
56,783	MetLife, Inc.	3,209,943
7,441	Progressive Corp. (The)	984,965
23,673	Prudential Financial, Inc.	2,088,432
3,422	Travelers Cos., Inc. (The)	594,265

		12,897,531

Materials – 3.0%
32,731	Element Solutions, Inc.	628,435
6,282	Linde PLC	2,393,944
11,079	Mosaic Co. (The)	387,765
15,117	Sherwin-Williams Co. (The)	4,013,866
9,613	Vulcan Materials Co.	2,167,155

		9,591,165

Media & Entertainment – 7.2%
47,411	Alphabet, Inc., Class A*	5,675,097
70,087	Alphabet, Inc., Class C*	8,478,424
12,960	Meta Platforms, Inc., Class A*	3,719,261
7,354	Netflix, Inc.*	3,239,364
22,752	Trade Desk, Inc. (The), Class A*	1,756,909

		22,869,055

Pharmaceuticals, Biotechnology & Life Sciences – 8.0%
20,434	AbbVie, Inc.	2,753,073
14,855	Agilent Technologies, Inc.	1,786,314
1,629	BioMarin Pharmaceutical, Inc.*	141,202
66,511	Bristol-Myers Squibb Co.	4,253,379
10,321	Bruker Corp.	762,928
136,174	Elanco Animal Health, Inc.*	1,369,910
25,499	Gilead Sciences, Inc.	1,965,208
32,818	Incyte Corp.*	2,042,921
3,089	Johnson & Johnson	511,291
835	Mettler-Toledo International, Inc.*	1,095,219
10,543	Moderna, Inc.*	1,280,975
7,584	Organon & Co.	157,823
15,247	QIAGEN NV*	686,572
77,653	Royalty Pharma PLC, Class A	2,387,053
1,672	Sarepta Therapeutics, Inc.*	191,477
11,567	Vertex Pharmaceuticals, Inc.*	4,070,543

		25,455,888

Real Estate Management & Development – 0.2%
6,226	CoStar Group, Inc.*	554,114

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 5.2%
6,198	Applied Materials, Inc.	$895,859
9,490	Intel Corp.	317,346
1,363	KLA Corp.	661,082
27,982	Microchip Technology, Inc.	2,506,907
25,848	NVIDIA Corp.	10,934,221
5,511	NXP Semiconductors NV (China)	1,127,992

		16,443,407

Software & Services – 11.5%
13,077	Autodesk, Inc.*	2,675,685
49,829	Fortinet, Inc.*	3,766,574
5,701	Gartner, Inc.*	1,997,117
1,314	Intuit, Inc.	602,062
63,827	Microsoft Corp.	21,735,646
480	Palo Alto Networks, Inc.*	122,645
13,738	Salesforce, Inc.*	2,902,290
2,606	ServiceNow, Inc.*	1,464,494
11,201	Splunk, Inc.*	1,188,314

		36,454,827

Technology Hardware & Equipment – 8.7%
15,743	Amphenol Corp., Class A	1,337,368
109,252	Apple, Inc.	21,191,610
16,842	Arista Networks, Inc.*	2,729,415
78,913	Hewlett Packard Enterprise Co.	1,325,738
2,232	Teledyne Technologies, Inc.*	917,598

		27,501,729

Transportation – 0.4%
401	Ryder System, Inc.	34,001
12,313	Uber Technologies, Inc.*	531,552
4,012	Union Pacific Corp.	820,935

		1,386,488

Utilities – 0.1%
13,219	AES Corp. (The)	274,030

TOTAL COMMON STOCKS
(Cost $242,485,320)		$310,525,643

Shares	Dividend Rate	Value

Investment Company – 0.6%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares,
1,788,518	5.022%	$1,788,518
(Cost $1,788,518)

TOTAL INVESTMENTS – 98.7%
(Cost $244,273,838)		$312,314,161

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		4,211,638

NET ASSETS – 100.0%		$316,525,799

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	22	09/15/23	$4,937,075	$110,495

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2023 (Unaudited)

	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund

Assets:
Investments in unaffiliated issuers, at value (cost $95,576,860, $333,191,712, $47,454,765 and $360,267,125, respectively)	$104,931,791	$384,643,334	$58,873,757	$427,039,460
Investments in affiliated issuers, at value (cost $—, $855,090, $2,933,066 and $8,997,935, respectively)	—	855,090	2,933,066	8,997,935
Cash	564,939	633,071	124,320	2,394,826
Foreign currency, at value (cost $572,611, $—, $ — and $—, respectively)	566,144	—	—	—
Receivables:
Foreign tax reclaims	423,006	3,072	—	—
Dividends	152,805	220,210	15,358	510,375
Collateral on certain derivative contracts	41,428	—	—	—
Reimbursement from investment adviser	10,987	10,442	10,252	—
Fund shares sold	2,592	130,225	85	2,094,760
Securities lending income	674	—	—	—
Investments sold	—	369,847	—	—
Variation margin on futures contracts	5,068	—	—	—
Other assets	45,502	1,448	103,218	2,029

Total assets	106,744,936	386,866,739	62,060,056	441,039,385

Liabilities:
Payables:
Management fees	90,853	211,189	39,562	250,766
Fund shares redeemed	62,080	543,563	54,393	225,757
Distribution and Service fees and Transfer Agency fees	9,531	57,336	14,008	28,280
Investments purchased	—	397,669	—	6,019,304
Accrued expenses	150,084	136,633	130,302	237,910

Total liabilities	312,548	1,346,390	238,265	6,762,017

Net Assets:
Paid-in capital	104,514,456	311,708,176	50,628,074	369,364,928
Total distributable earnings	1,917,932	73,812,173	11,193,717	64,912,440

NET ASSETS	$106,432,388	$385,520,349	$61,821,791	$434,277,368
Net Assets:
Institutional	$68,095,225	$142,973,908	$1,352,793	$318,084,113
Service	38,337,163	242,546,441	60,468,998	116,193,255

Total Net Assets	$106,432,388	$385,520,349	$61,821,791	$434,277,368
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	7,934,020	16,260,966	129,137	20,277,944
Service	4,450,174	27,602,000	6,204,739	7,327,174
Net asset value, offering and redemption price per share:
Institutional	$8.58	$8.79	$10.48	$15.69
Service	8.61	8.79	9.75	15.86

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities (continued)

June 30, 2023 (Unaudited)

	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $107,979,618, $184,783,619 and $242,485,320, respectively)(a)	$117,119,865	$357,743,934	$310,525,643
Investments in affiliated issuers, at value (cost $1,176,220, $— and $1,788,518, respectively)	1,176,220	—	1,788,518
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	912,449	—	—
Cash	1,879,257	—	4,727,747
Receivables:
Dividends	124,643	68,755	248,407
Fund shares sold	105,846	11,233	16,915
Reimbursement from investment adviser	2,793	5,970	9,458
Securities lending income	1,382	—	58
Foreign tax reclaims	1,092	999	1,006
Investments sold	—	3,785,882	—
Collateral on certain derivative contracts	—	—	271,096
Variation margin on futures contracts	5,600	—	57,750
Other assets	1,272	792	35,656

Total assets	121,330,419	361,617,565	317,682,254

Liabilities:
Due to custodian (Overdraft)	—	42,555	—
Payables:
Payable upon return of securities loaned	912,449	—	—
Fund shares redeemed	127,903	434,367	844,567
Management fees	67,462	206,288	137,718
Distribution and Service fees and Transfer Agency fees	7,426	52,942	17,142
Accrued expenses	108,706	135,127	157,028

Total liabilities	1,223,946	871,279	1,156,455

Net Assets:

Paid-in capital	122,215,960	181,266,671	255,057,946
Total distributable earnings (loss)	(2,109,487)	179,479,615	61,467,853

NET ASSETS	$120,106,473	$360,746,286	$316,525,799
Net Assets:
Institutional	$94,692,063	$153,422,708	$272,588,228
Service	25,414,410	207,323,578	43,937,571

Total Net Assets	$120,106,473	$360,746,286	$316,525,799
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	8,231,723	12,820,348	15,004,420
Service	2,239,457	17,490,021	2,399,664
Net asset value, offering and redemption price per share:
Institutional	$11.50	$11.97	$18.17
Service	11.35	11.85	18.31

(a)

Includes loaned securities having a market value of $901,618, $— and $— for Variable Insurance Trust Small Cap Equity Insights Fund, Variable Insurance Trust Strategic Growth Fund and Variable Insurance Trust U.S. Equity Insights Fund, respectively.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Value Fund

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $302,574, $4,468, $— and $—, respectively)	$2,208,706	$3,831,183	$176,583	$3,601,121
Securities lending income — affiliated issuer	10,910	—	71	347
Dividends — affiliated issuers	1,263	62,030	50,993	118,330

Total investment income	2,220,879	3,893,213	227,647	3,719,798

Expenses:

Management fees	416,147	1,358,652	249,293	1,567,956
Distribution and/or Service (12b-1) fees	47,624	295,053	70,134	123,702
Custody, accounting and administrative services	34,755	11,584	17,912	17,869
Professional fees	33,848	37,269	41,309	37,525
Trustee fees	13,415	13,650	13,281	13,663
Transfer Agency fees(a)	10,275	37,740	5,731	40,726
Printing and mailing costs	7,865	8,007	5,360	15,686
Other	19,997	20,757	10,101	19,497

Total expenses	583,926	1,782,712	413,121	1,836,624

Less — expense reductions	(118,100)	(184,886)	(133,814)	(12,834)

Net expenses	465,826	1,597,826	279,307	1,823,790

NET INVESTMENT INCOME (LOSS)	1,755,053	2,295,387	(51,660)	1,896,008

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	2,562,161	9,985,719	439,558	475,835
Futures contracts	121,206	—	—	—
Foreign currency transactions	(61,965)	(45)	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	6,988,530	7,508,464	6,155,619	15,219,380
Futures contracts	36,654	—	—	—
Foreign currency translations	(18,287)	76	—	—

Net realized and unrealized gain	9,628,299	17,494,214	6,595,177	15,695,215

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,383,352	$19,789,601	$6,543,517	$17,591,223

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
International Equity Insights Fund	$6,465	$3,810
Large Cap Value Fund	14,136	23,604
Mid Cap Growth Fund	120	5,611
Mid Cap Value Fund	30,830	9,896

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations (continued)

For the Six Months Ended June 30, 2023 (Unaudited)

	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,729, $1,470 and $4,456, respectively)	$1,070,266	$993,245	$2,179,082
Dividends — affiliated issuers	23,428	83,720	19,552
Securities lending income — affiliated issuer	5,799	—	62

Total investment income	1,099,493	1,076,965	2,198,696

Expenses:
Management fees	398,628	1,053,189	908,871
Professional fees	38,154	37,617	38,248
Distribution and/or Service (12b-1) fees	28,716	202,153	52,510
Printing and mailing costs	13,551	7,483	8,748
Trustee fees	13,422	13,524	13,560
Custody, accounting and administrative services	11,624	8,743	9,634
Transfer Agency fees(a)	11,389	29,667	29,319
Other	13,717	18,075	18,421

Total expenses	529,201	1,370,451	1,079,311

Less — expense reductions	(37,983)	(67,739)	(208,423)

Net expenses	491,218	1,302,712	870,888

NET INVESTMENT INCOME (LOSS)	608,275	(225,747)	1,327,808

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,910,946	6,541,505	4,991,347
Futures contracts	42,883	—	262,832
Foreign currency transactions	—	(33)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	8,960,583	72,295,206	33,683,553
Futures contracts	58,053	—	126,673
Foreign currency translations	—	31	—

Net realized and unrealized gain	10,972,465	78,836,709	39,064,405

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,580,740	$78,610,962	$40,392,213

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Small Cap Equity Insights Fund	$9,092	$2,297
Strategic Growth Fund	13,495	16,172
U.S. Equity Insights Fund	25,118	4,201

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets

	International Equity Insights Fund		Large Cap Value Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:
Net investment income	$1,755,053	$2,825,395	$2,295,387	$5,142,633
Net realized gain (loss)	2,621,402	(11,194,236)	9,985,674	42,900,507
Net change in unrealized gain (loss)	7,006,897	(6,519,448)	7,508,540	(79,174,841)

Net increase (decrease) in net assets resulting from operations	11,383,352	(14,888,289)	19,789,601	(31,131,701)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(1,971,488)	—	(16,379,536)
Service Shares	—	(1,049,519)	—	(26,593,972)

Total distributions to shareholders	—	(3,021,007)	—	(42,973,508)

From share transactions:
Proceeds from sales of shares	8,565,104	15,434,881	10,457,365	18,097,425
Reinvestment of distributions	—	3,021,007	—	42,973,507
Cost of shares redeemed	(6,840,071)	(14,773,365)	(28,262,253)	(90,692,163)

Net increase (decrease) in net assets resulting from share transactions	1,725,033	3,682,523	(17,804,888)	(29,621,231)

TOTAL INCREASE (DECREASE)	13,108,385	(14,226,773)	1,984,713	(103,726,440)

Net Assets:

Beginning of period	93,324,003	107,550,776	383,535,636	487,262,076

End of period	$106,432,388	$93,324,003	$385,520,349	$383,535,636

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:
Net investment income (loss)	$(51,660)	$(199,882)	$1,896,008	$3,521,135
Net realized gain (loss)	439,558	(375,140)	475,835	41,579,679
Net change in unrealized gain (loss)	6,155,619	(18,870,736)	15,219,380	(104,300,273)

Net increase (decrease) in net assets resulting from operations	6,543,517	(19,445,758)	17,591,223	(59,199,459)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(39,168)	—	(50,260,812)
Service Shares	—	(1,904,522)	—	(15,201,358)

Total distributions to shareholders	—	(1,943,690)	—	(65,462,170)

From share transactions:
Proceeds from sales of shares	7,986,572	7,276,149	107,283,102	93,206,792
Reinvestment of distributions	—	1,943,690	—	65,462,169
Cost of shares redeemed	(5,126,093)	(12,881,102)	(91,497,399)	(185,704,513)

Net increase (decrease) in net assets resulting from share transactions	2,860,479	(3,661,263)	15,785,703	(27,035,552)

TOTAL INCREASE (DECREASE)	9,403,996	(25,050,711)	33,376,926	(151,697,181)

Net Assets:

Beginning of period	52,417,795	77,468,506	400,900,442	552,597,623

End of period	$61,821,791	$52,417,795	$434,277,368	$400,900,442

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Strategic Growth Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:
Net investment income (loss)	$608,275	$701,104	$(225,747)	$(682,580)
Net realized gain (loss)	1,953,829	(13,710,495)	6,541,472	40,371,059
Net change in unrealized gain (loss)	9,018,636	(12,850,682)	72,295,237	(166,086,540)

Net increase (decrease) in net assets resulting from operations	11,580,740	(25,860,073)	78,610,962	(126,398,061)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(1,287,501)	—	(23,862,524)
Service Shares	—	(266,792)	—	(22,574,843)

Total distributions to shareholders	—	(1,554,293)	—	(46,437,367)

From share transactions:
Proceeds from sales of shares	6,846,419	21,488,587	85,177,714	20,861,765
Reinvestment of distributions	—	1,554,293	—	46,437,367
Cost of shares redeemed	(7,814,526)	(16,964,615)	(40,324,297)	(107,108,519)

Net increase (decrease) in net assets resulting from share transactions	(968,107)	6,078,265	44,853,417	(39,809,387)

TOTAL INCREASE (DECREASE)	10,612,633	(21,336,101)	123,464,379	(212,644,815)

Net Assets:

Beginning of period	109,493,840	130,829,941	237,281,907	449,926,722

End of period	$120,106,473	$109,493,840	$360,746,286	$237,281,907

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Equity Insights Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:
Net investment income	$1,327,808	$2,624,280
Net realized gain (loss)	5,254,179	(12,596,431)
Net change in unrealized gain (loss)	33,810,226	(63,839,389)

Net increase (decrease) in net assets resulting from operations	40,392,213	(73,811,540)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(3,548,809)
Service Shares	—	(509,957)

Total distributions to shareholders	—	(4,058,766)

From share transactions:
Proceeds from sales of shares	12,631,685	19,568,290
Reinvestment of distributions	—	4,058,766
Cost of shares redeemed	(20,606,457)	(40,965,728)

Net decrease in net assets resulting from share transactions	(7,974,772)	(17,338,672)

TOTAL INCREASE (DECREASE)	32,417,441	(95,208,978)

Net Assets:

Beginning of period	284,108,358	379,317,336

End of period	$316,525,799	$284,108,358

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.66		$9.16		$8.62	$8.19	$7.08	$10.88

Net investment income(a)	0.14	(b)	0.25	(c)	0.21	0.12	0.17	0.19

Net realized and unrealized gain (loss)	0.78		(1.49)		0.83	0.43	1.14	(1.94)

Total from investment operations	0.92		(1.24)		1.04	0.55	1.31	(1.75)

Distributions to shareholders from net investment income	—		(0.26)		(0.27)	(0.12)	(0.20)	(0.21)

Distributions to shareholders from net realized gains	—		—		(0.23)	—	— (d)	(1.84)

Total distributions	—		(0.26)		(0.50)	(0.12)	(0.20)	(2.05)

Net asset value, end of period	$8.58		$7.66		$9.16	$8.62	$8.19	$7.08

Total Return(e)	12.01%		(13.55)%		12.17%	6.79%	18.45%	(16.28)%

Net assets, end of period (in 000’s)	$68,095		$59,170		$63,179	$50,114	$43,632	$37,829

Ratio of net expenses to average net assets	0.81	%(f)	0.83%		0.85%	0.87%	0.90%	0.87%

Ratio of total expenses to average net assets	1.04	%(f)	0.99%		1.14%	1.37%	1.31%	1.23%

Ratio of net investment income to average net assets	3.53	%(b)(f)	3.09	%(c)	2.22%	1.59%	3.21%	1.79%

Portfolio turnover rate(g)	82%		164%		167%	175%	146%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.70		$9.20		$8.66	$8.23	$7.11	$10.91

Net investment income(a)	0.13	(b)	0.22	(c)	0.19	0.10	0.15	0.14

Net realized and unrealized gain (loss)	0.78		(1.48)		0.83	0.44	1.15	(1.93)

Total from investment operations	0.91		(1.26)		1.02	0.54	1.30	(1.79)

Distributions to shareholders from net investment income	—		(0.24)		(0.25)	(0.11)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	—		—		(0.23)	—	— (d)	(1.84)

Total distributions	—		(0.24)		(0.48)	(0.11)	(0.18)	(2.01)

Net asset value, end of period	$8.61		$7.70		$9.20	$8.66	$8.23	$7.11

Total Return(e)	11.82%		(13.72)%		11.81%	6.53%	18.23%	(16.55)%

Net assets, end of period (in 000’s)	$38,337		$34,154		$44,372	$47,685	$48,884	$43,923

Ratio of net expenses to average net assets	1.06	%(f)	1.09%		1.10%	1.12%	1.15%	1.12%

Ratio of total expenses to average net assets	1.30	%(f)	1.25%		1.40%	1.61%	1.55%	1.43%

Ratio of net investment income to average net assets	3.22	%(b)(f)	2.74	%(c)	1.97%	1.30%	1.89%	1.30%

Portfolio turnover rate(g)	82%		164%		167%	175%	146%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.34		$9.97	$9.27	$9.19	$7.67	$9.06

Net investment income(a)	0.06		0.13	0.11	0.12	0.13	0.12

Net realized and unrealized gain (loss)	0.39		(0.72)	2.09	0.24	1.86	(0.88)

Total from investment operations	0.45		(0.59)	2.20	0.36	1.99	(0.76)

Distributions to shareholders from net investment income	—		(0.13)	(0.13)	(0.12)	(0.14)	(0.12)

Distributions to shareholders from net realized gains	—		(0.91)	(1.37)	(0.16)	(0.33)	(0.51)

Total distributions	—		(1.04)	(1.50)	(0.28)	(0.47)	(0.63)

Net asset value, end of period	$8.79		$8.34	$9.97	$9.27	$9.19	$7.67

Total Return(b)	5.40%		(6.37)%	24.13%	3.97%	25.93%	(8.46)%

Net assets, end of period (in 000’s)	$142,974		$145,165	$179,541	$160,076	$163,814	$150,963

Ratio of net expenses to average net assets	0.70	%(c)	0.70%	0.69%	0.71%	0.73%	0.71%

Ratio of total expenses to average net assets	0.79	%(c)	0.80%	0.79%	0.81%	0.83%	0.81%

Ratio of net investment income to average net assets	1.36	%(c)	1.38%	1.08%	1.44%	1.46%	1.32%

Portfolio turnover rate(d)	37%		46%	54%	58%	58%	125%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.35		$9.98	$9.27	$9.19	$7.67	$9.06

Net investment income(a)	0.05		0.11	0.09	0.10	0.11	0.10

Net realized and unrealized gain (loss)	0.39		(0.72)	2.09	0.24	1.85	(0.88)

Total from investment operations	0.44		(0.61)	2.18	0.34	1.96	(0.78)

Distributions to shareholders from net investment income	—		(0.11)	(0.10)	(0.10)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	—		(0.91)	(1.37)	(0.16)	(0.33)	(0.51)

Total distributions	—		(1.02)	(1.47)	(0.26)	(0.44)	(0.61)

Net asset value, end of period	$8.79		$8.35	$9.98	$9.27	$9.19	$7.67

Total Return(b)	5.27%		(6.57)%	23.93%	3.73%	25.61%	(8.72)%

Net assets, end of period (in 000’s)	$242,546		$238,371	$307,721	$299,564	$306,058	$282,891

Ratio of net expenses to average net assets	0.93	%(c)	0.93%	0.92%	0.94%	0.98%	0.96%

Ratio of total expenses to average net assets	1.04	%(c)	1.05%	1.04%	1.06%	1.08%	1.06%

Ratio of net investment income to average net assets	1.13	%(c)	1.15%	0.84%	1.21%	1.21%	1.07%

Portfolio turnover rate(d)	37%		46%	54%	58%	58%	125%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Growth Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,(a)
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.32		$13.05	$13.93	$11.50	$10.51	$31.13

Net investment loss(b)	—	(c)	(0.02)	(0.07)	(0.04)	(0.01)	(0.02)

Net realized and unrealized gain (loss)	1.16		(3.38)	1.71	5.06	3.59	(1.30)

Total from investment operations	1.16		(3.40)	1.64	5.02	3.58	(1.32)

Distributions to shareholders from net realized gains	—		(0.33)	(2.52)	(2.59)	(2.59)	(19.30)

Net asset value, end of period	$10.48		$9.32	$13.05	$13.93	$11.50	$10.51

Total Return(d)	12.45%		(26.20)%	11.65%	44.33%	34.35%	(4.17)%

Net assets, end of period (in 000’s)	$1,353		$1,132	$483	$151	$94	$59

Ratio of net expenses to average net assets	0.83	%(e)	0.82%	0.83%	0.85%	0.88%	0.85%

Ratio of total expenses to average net assets	1.20	%(e)	1.20%	1.33%	1.23%	1.26%	1.20%

Ratio of net investment loss to average net assets	(0.03	)%(e)	(0.16)%	(0.47)%	(0.34)%	(0.12)%	(0.08)%

Portfolio turnover rate(f)	29%		59%	50%	71%	75%	59%

(a)	All per share amounts representing data prior to May 17, 2019 have been adjusted to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Growth Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,(a)
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.68		$12.20	$13.19	$11.00	$10.15	$30.80

Net investment loss(b)	(0.01)		(0.03)	(0.09)	(0.06)	(0.02)	(0.07)

Net realized and unrealized gain (loss)	1.08		(3.16)	1.62	4.84	3.46	(1.28)

Total from investment operations	1.07		(3.19)	1.53	4.78	3.44	(1.35)

Distributions to shareholders from net realized gains	—		(0.33)	(2.52)	(2.59)	(2.59)	(19.30)

Net asset value, end of period	$9.75		$8.68	$12.20	$13.19	$11.00	$10.15

Total Return(c)	12.33%		(26.30)%	11.48%	44.16%	34.06%	(4.34)%

Net assets, end of period (in 000’s)	$60,469		$51,286	$76,986	$82,134	$73,406	$59,910

Ratio of net expenses to average net assets	0.98	%(d)	0.98%	0.99%	1.01%	1.04%	1.01%

Ratio of total expenses to average net assets	1.45	%(d)	1.51%	1.43%	1.48%	1.51%	1.44%

Ratio of net investment loss to average net assets	(0.18	)%(d)	(0.36)%	(0.62)%	(0.50)%	(0.28)%	(0.24)%

Portfolio turnover rate(e)	29%		59%	50%	71%	75%	59%

(a)	All per share amounts representing data prior to May 17, 2019 have been adjusted to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$14.89		$19.53	$17.23	$16.22	$12.89	$16.93

Net investment income(a)	0.07		0.16	0.09	0.10	0.13	0.13

Net realized and unrealized gain (loss)	0.73		(1.98)	5.20	1.26	3.93	(1.86)

Total from investment operations	0.80		(1.82)	5.29	1.36	4.06	(1.73)

Distributions to shareholders from net investment income	—		(0.13)	(0.10)	(0.10)	(0.13)	(0.23)

Distributions to shareholders from net realized gains	—		(2.69)	(2.89)	(0.25)	(0.60)	(2.08)

Total distributions	—		(2.82)	(2.99)	(0.35)	(0.73)	(2.31)

Net asset value, end of period	$15.69		$14.89	$19.53	$17.23	$16.22	$12.89

Total Return(b)	5.37%		(9.99)%	30.95%	8.38%	31.53%	(10.46)%

Net assets, end of period (in 000’s)	$318,084		$311,440	$383,315	$327,376	$335,229	$300,056

Ratio of net expenses to average net assets	0.84	%(c)	0.83%	0.83%	0.84%	0.87%	0.84%

Ratio of total expenses to average net assets	0.84	%(c)	0.85%	0.85%	0.90%	0.90%	0.86%

Ratio of net investment income to average net assets	0.97	%(c)	0.89%	0.46%	0.68%	0.85%	0.75%

Portfolio turnover rate(d)	48%		75%	63%	111%	89%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.07		$19.73	$17.39	$16.37	$13.01	$16.95

Net investment income(a)	0.06		0.10	0.04	0.06	0.10	0.07

Net realized and unrealized gain (loss)	0.73		(1.99)	5.24	1.28	3.95	(1.84)

Total from investment operations	0.79		(1.89)	5.28	1.34	4.05	(1.77)

Distributions to shareholders from net investment income	—		(0.08)	(0.05)	(0.07)	(0.09)	(0.09)

Distributions to shareholders from net realized gains	—		(2.69)	(2.89)	(0.25)	(0.60)	(2.08)

Total distributions	—		(2.77)	(2.94)	(0.32)	(0.69)	(2.17)

Net asset value, end of period	$15.86		$15.07	$19.73	$17.39	$16.37	$13.01

Total Return(b)	5.24%		(10.23)%	30.57%	8.17%	31.17%	(10.70)%

Net assets, end of period (in 000’s)	$116,193		$89,460	$169,283	$158,909	$174,896	$76,835

Ratio of net expenses to average net assets	1.08	%(c)	1.08%	1.08%	1.09%	1.12%	1.09%

Ratio of total expenses to average net assets	1.09	%(c)	1.10%	1.10%	1.14%	1.16%	1.11%

Ratio of net investment income to average net assets	0.80	%(c)	0.56%	0.21%	0.39%	0.66%	0.42%

Portfolio turnover rate(d)	48%		75%	63%	111%	89%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021		2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.40		$13.08		$13.51		$12.62	$10.37	$13.66

Net investment income(a)	0.06	(b)	0.07	(c)	0.05	(d)	0.05	0.06	0.07	(e)

Net realized and unrealized gain (loss)	1.04		(2.59)		3.17		1.03	2.51	(1.21)

Total from investment operations	1.10		(2.52)		3.22		1.08	2.57	(1.14)

Distributions to shareholders from net investment income	—		(0.04)		(0.08)		(0.03)	(0.06)	(0.07)

Distributions to shareholders from net realized gains	—		(0.12)		(3.57)		(0.16)	(0.26)	(2.08)

Total distributions	—		(0.16)		(3.65)		(0.19)	(0.32)	(2.15)

Net asset value, end of period	$11.50		$10.40		$13.08		$13.51	$12.62	$10.37

Total Return(f)	10.58%		(19.38)%		23.79%		8.56%	24.84%	(8.62)%

Net assets, end of period (in 000’s)	$94,692		$87,877		$108,716		$84,887	$79,791	$68,951

Ratio of net expenses to average net assets	0.81	%(g)	0.81%		0.81%		0.81%	0.86%	0.81%

Ratio of total expenses to average net assets	0.88	%(g)	0.95%		0.93%		1.08%	1.05%	0.98%

Ratio of net investment income to average net assets	1.12	%(b)(g)	0.65	%(c)	0.34	%(d)	0.46%	0.51%	0.46	%(e)

Portfolio turnover rate(h)	78%		163%		172%		147%	125%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.26% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(f)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021		2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.27		$12.93		$13.39		$12.51	$10.28	$13.55

Net investment income(a)	0.05	(b)	0.05	(c)	0.01	(d)	0.02	0.03	0.03	(e)

Net realized and unrealized gain (loss)	1.03		(2.58)		3.14		1.02	2.49	(1.19)

Total from investment operations	1.08		(2.53)		3.15		1.04	2.52	(1.16)

Distributions to shareholders from net investment income	—		(0.01)		(0.04)		—	(0.03)	(0.03)

Distributions to shareholders from net realized gains	—		(0.12)		(3.57)		(0.16)	(0.26)	(2.08)

Total distributions	—		(0.13)		(3.61)		(0.16)	(0.29)	(2.11)

Net asset value, end of period	$11.35		$10.27		$12.93		$13.39	$12.51	$10.28

Total Return(f)	10.52%		(19.64)%		23.50%		8.34%	24.53%	(8.82)%

Net assets, end of period (in 000’s)	$25,414		$21,617		$22,114		$17,239	$15,742	$16,537

Ratio of net expenses to average net assets	1.06	%(g)	1.06%		1.06%		1.06%	1.10%	1.06%

Ratio of total expenses to average net assets	1.13	%(g)	1.20%		1.18%		1.33%	1.30%	1.23%

Ratio of net investment income to average net assets	0.87	%(b)(g)	0.43	%(c)	0.09	%(d)	0.22%	0.27%	0.19	%(e)

Portfolio turnover rate(h)	78%		163%		172%		147%	125%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.26% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(f)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.20		$16.63	$15.43	$11.90	$9.78	$19.73

Net investment income (loss)(a)	—	(b)	(0.01)	(0.05)	— (b)	0.03	0.06

Net realized and unrealized gain (loss)	2.77		(5.24)	3.46	4.79	3.43	(0.18)

Total from investment operations	2.77		(5.25)	3.41	4.79	3.46	(0.12)

Distributions to shareholders from net investment income	—		—	—	(0.01)	(0.04)	(0.10)

Distributions to shareholders from net realized gains	—		(2.18)	(2.21)	(1.25)	(1.30)	(9.73)

Total distributions	—		(2.18)	(2.21)	(1.26)	(1.34)	(9.83)

Net asset value, end of period	$11.97		$9.20	$16.63	$15.43	$11.90	$9.78

Total Return(c)	30.11%		(32.52)%	21.93%	40.37%	35.53%	(1.04)%

Net assets, end of period (in 000’s)	$153,423		$122,077	$187,144	$167,930	$129,686	$102,199

Ratio of net expenses to average net assets	0.74	%(d)	0.74%	0.73%	0.74%	0.77%	0.74%

Ratio of total expenses to average net assets	0.79	%(d)	0.82%	0.79%	0.81%	0.85%	0.82%

Ratio of net investment income (loss) to average net assets	(0.02	)%(d)	(0.11)%	(0.27)%	(0.01)%	0.29%	0.30%

Portfolio turnover rate(e)	29%		29%	20%	45%	44%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.12		$16.55	$15.41	$11.91	$9.78	$19.68

Net investment income (loss)(a)	(0.01)		(0.05)	(0.09)	(0.03)	0.01	0.01

Net realized and unrealized gain (loss)	2.74		(5.20)	3.44	4.78	3.43	(0.18)

Total from investment operations	2.73		(5.25)	3.35	4.75	3.44	(0.17)

Distributions to shareholders from net investment income	—		—	—	—	(0.01)	—

Distributions to shareholders from net realized gains	—		(2.18)	(2.21)	(1.25)	(1.30)	(9.73)

Total distributions	—		(2.18)	(2.21)	(1.25)	(1.31)	(9.73)

Net asset value, end of period	$11.85		$9.12	$16.55	$15.41	$11.91	$9.78

Total Return(b)	29.93%		(32.68)%	21.56%	39.98%	35.32%	(1.32)%

Net assets, end of period (in 000’s)	$207,324		$115,205	$262,782	$257,714	$241,375	$139,414

Ratio of net expenses to average net assets	0.99	%(c)	0.99%	0.98%	0.99%	1.02%	0.99%

Ratio of total expenses to average net assets	1.04	%(c)	1.07%	1.04%	1.06%	1.10%	1.07%

Ratio of net investment income (loss) to average net assets	(0.26	)%(c)	(0.38)%	(0.52)%	(0.24)%	0.04%	0.04%

Portfolio turnover rate(d)	29%		29%	20%	45%	44%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.88		$20.06	$20.08	$17.93	$15.03	$19.41

Net investment income(a)	0.08		0.15	0.18	0.15	0.21	0.22

Net realized and unrealized gain (loss)	2.21		(4.10)	5.61	2.98	3.57	(1.38)

Total from investment operations	2.29		(3.95)	5.79	3.13	3.78	(1.16)

Distributions to shareholders from net investment income	—		(0.14)	(0.19)	(0.16)	(0.23)	(0.25)

Distributions to shareholders from net realized gains	—		(0.09)	(5.62)	(0.82)	(0.65)	(2.97)

Total distributions	—		(0.23)	(5.81)	(0.98)	(0.88)	(3.22)

Net asset value, end of period	$18.17		$15.88	$20.06	$20.08	$17.93	$15.03

Total Return(b)	14.42%		(19.74)%	29.41%	17.49%	25.21%	(6.19)%

Net assets, end of period (in 000’s)	$272,588		$242,239	$317,468	$267,592	$256,930	$235,553

Ratio of net expenses to average net assets	0.56	%(c)	0.56%	0.55%	0.56%	0.58%	0.58%

Ratio of total expenses to average net assets	0.70	%(c)	0.72%	0.71%	0.75%	0.76%	0.73%

Ratio of net investment income to average net assets	0.94	%(c)	0.86%	0.81%	0.85%	1.24%	1.12%

Portfolio turnover rate(d)	100%		203%	206%	203%	187%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$16.02		$20.23	$20.21	$18.04	$15.12	$19.48

Net investment income(a)	0.06		0.11	0.14	0.12	0.18	0.18

Net realized and unrealized gain (loss)	2.23		(4.13)	5.64	2.99	3.58	(1.37)

Total from investment operations	2.29		(4.02)	5.78	3.11	3.76	(1.19)

Distributions to shareholders from net investment income	—		(0.10)	(0.14)	(0.12)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	—		(0.09)	(5.62)	(0.82)	(0.65)	(2.97)

Total distributions	—		(0.19)	(5.76)	(0.94)	(0.84)	(3.17)

Net asset value, end of period	$18.31		$16.02	$20.23	$20.21	$18.04	$15.12

Total Return(b)	14.29%		(19.90)%	29.11%	17.27%	24.93%	(6.36)%

Net assets, end of period (in 000’s)	$43,938		$41,870	$61,849	$54,149	$55,201	$53,208

Ratio of net expenses to average net assets	0.77	%(c)	0.77%	0.77%	0.77%	0.79%	0.79%

Ratio of total expenses to average net assets	0.95	%(c)	0.97%	0.93%	1.00%	1.01%	0.97%

Ratio of net investment income to average net assets	0.72	%(c)	0.64%	0.60%	0.63%	1.03%	0.88%

Portfolio turnover rate(d)	100%		203%	206%	203%	187%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements

June 30, 2023 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Equity Insights	Institutional and Service	Diversified
Large Cap Value	Institutional and Service	Diversified
Mid Cap Growth	Institutional and Service	Diversified
Mid Cap Value	Institutional and Service	Diversified
Small Cap Equity Insights	Institutional and Service	Diversified
Strategic Growth	Institutional and Service	Non-Diversified
U.S. Equity Insights	Institutional and Service	Diversified

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses

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2.    SIGNIFICANT ACCOUNTING POLICES (continued)

directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

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3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

INTERNATIONAL EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$697,502	$28,563,093	$—
Europe	2,643,308	56,354,106	—
North America	1,070,661	7,527,380	—
Oceania	—	8,075,741	—

Total	$4,411,471	$100,520,320	$—

Derivative Type

Assets(b)
Futures Contracts	$12,543	$—	$—

Total	$12,543	$—	$—

Derivative Type

Liabilities(b)
Futures Contracts	$(721)	$—	$—

Total	$(721)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third party fair value service for certain international equity securities resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LARGE CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$4,934,322	$—	$—
North America	379,709,012	—	—
Investment Company	855,090	—	—

Total	$385,498,424	$—	$—

MID CAP GROWTH FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$164,466	$—	$—
North America	58,709,291	—	—
Investment Company	2,933,066	—	—

Total	$61,806,823	$—	$—

MID CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,385,271	$—	$—
North America	420,654,189	—	—
Investment Company	8,997,935	—	—

Total	$436,037,395	$—	$—

SMALL CAP EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$640,207	$—	$—
Asia	850,486	—	—
Europe	1,609,576	—	—
North America	113,776,159	—	—
South America	243,437	—	—
Investment Company	1,176,220	—	—
Securities Lending Reinvestment Vehicle	912,449	—	—

Total	$119,208,534	$—	$—

Derivative Type

Assets(b)
Futures Contracts	$17,300	$—	$—

Total	$17,300	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

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3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC GROWTH FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,637,119	$—	$—
North America	352,106,815	—	—

Total	$357,743,934	$—	$—

U.S. EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,127,992	$—	$—
North America	308,054,315	—	—
South America	1,343,336	—	—
Investment Company	1,788,518	—	—

Total	$312,314,161	$—	$—

Derivative Type

Assets(b)
Futures Contracts	$110,495	$—	$—

Total	$110,495	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
International Equity Insights	Equity	Variation margin on futures contracts	$12,543	Variation margin on futures contracts	$(721)
Small Cap Equity Insights	Equity	Variation margin on futures contracts	17,300	—	—
U.S. Equity Insights	Equity	Variation margin on futures contracts	110,495	—	—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2023 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$121,206	$36,654

Small Cap Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$42,883	$58,053

U.S. Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$262,832	$126,673

For the six months ended June 30, 2023, the average number of futures contracts for certain Funds were as follows:

Average Number of Contracts(1)
Fund	Futures Contracts
International Equity Insights	16
Small Cap Equity Insights	20
U.S. Equity Insights	9

(1)

Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended June 30, 2023.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
International Equity Insights	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.79	%*
Large Cap Value	0.72	0.65	0.62	0.60	0.59	0.72	0.68	*
Mid Cap Growth	0.87	0.87	0.78	0.74	0.73	0.87	0.81	*
Mid Cap Value	0.77	0.77	0.69	0.66	0.65	0.77	0.77
Small Cap Equity Insights	0.70	0.70	0.63	0.60	0.59	0.70	0.70
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
U.S. Equity Insights	0.62	0.59	0.56	0.55	0.54	0.62	0.54	*

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate as defined in the Funds’ most recent prospectus. This waiver will remain in effect through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2023, with respect to the Funds’ investments in an affiliated Underlying Fund GSAM waived $2,083, $1,751, $4,262, $812, and $3,065 of the Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights and Strategic Growth Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares. For the six months ended June 30, 2023 for the U.S. Equity Insights Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.21% of average daily net assets of the Fund. For the six months ended June 30, 2023 for the Mid Cap Growth Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.15% of average daily net assets of the Fund. These distribution and service fee waivers will remain in place through at least April 28, 2024, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive its transfer agency fee attributable to the Service Shares of the Large Cap Value Fund. This arrangement will remain in place through at least April 28, 2024, and prior to such date Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds are 0.004%, 0.004%, 0.004%, 0.054%, 0.094%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
International Equity Insights	$10,275	$—	$—	$107,825	$118,100
Large Cap Value	77,563	—	23,604	83,719	184,886
Mid Cap Growth	18,943	28,054	—	86,817	133,814
Mid Cap Value	4,262	—	—	8,572	12,834
Small Cap Equity Insights	812	—	—	37,171	37,983
Strategic Growth	3,065	—	—	64,674	67,739
U.S. Equity Insights	117,273	8,402	—	82,748	208,423

E.  Line of Credit Facility — As of June 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2023, Goldman Sachs earned $602, $215 and $2,022 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Value, Mid Cap Growth and Strategic Growth Funds, respectively.

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5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
International Equity Insights	$—	$3,203,269	$(3,203,269)	$—	—	$1,263
Large Cap Value	394,821	20,734,948	(20,274,679)	855,090	855,090	62,030
Mid Cap Growth	2,865,404	12,256,514	(12,188,852)	2,933,066	2,933,066	50,993
Mid Cap Value	2,407,505	102,279,942	(95,689,512)	8,997,935	8,997,935	118,330
Small Cap Equity Insights	852,072	6,798,612	(6,474,464)	1,176,220	1,176,220	23,428
Strategic Growth	2,849,066	65,472,738	(68,321,804)	—	—	83,720
U.S. Equity Insights	—	7,451,244	(5,662,726)	1,788,518	1,788,518	19,552

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

Fund	Purchases	Sales and Maturities
International Equity Insights	$86,549,125	$82,789,323
Large Cap Value	139,730,564	152,812,976
Mid Cap Growth	18,880,764	16,248,655
Mid Cap Value	207,296,290	196,301,926
Small Cap Equity Insights	88,245,967	89,183,075
Strategic Growth	131,415,194	86,849,079
U.S. Equity Insights	293,807,436	304,188,650

7.    SECURITIES LENDING

The Large Cap Value, Mid Cap Growth, Mid Cap Value and Strategic Growth Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the International Equity Insights, Small Cap Equity Insights and U. S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

7.    SECURITIES LENDING (continued)

additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the six months ended June 30, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2023		Amounts payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Equity Insights	$1,204	$—	$—
Small Cap Equity Insights	649	412	289,424
U.S. Equity Insights	7	—	—

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7.    SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023
International Equity Insights	$166,392	$5,539,882	$(5,706,274)	$—
Mid Cap Growth	—	47,908	(47,908)	—
Mid Cap Value	—	233,900	(233,900)	—
Small Cap Equity Insights	1,025,843	3,943,205	(4,056,599)	912,449
U.S. Equity Insights	—	614,000	(614,000)	—

8.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2022, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	International Equity Insights	Large Cap Value	Mid Cap Growth	Mid Cap Value
Capital loss carryforwards
Perpetual short-term	$(11,394,712)	$—	$(184,177)	$—
Total capital loss carryforwards	$(11,394,712)	$—	$(184,177)	$—
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$(181,062)	$54,783	$(102,750)	$(861,362)

		Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Capital loss carryforwards
Perpetual short-term		$(11,118,251)	$—	$(10,171,033)
Total capital loss carryforwards		$(11,118,251)	$—	$(10,171,033)
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)		$(2,297,849)	$(532,698)	$4,606

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

8.    TAX INFORMATION (continued)

As of June 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity Insights	Large Cap Value	Mid Cap Growth	Mid Cap Value
Tax cost	$96,090,668	$336,019,877	$50,714,077	$374,330,992
Gross unrealized gain	10,983,781	66,925,056	12,441,047	70,324,828
Gross unrealized loss	(2,142,658)	(17,446,509)	(1,348,301)	(8,618,425)
Net unrealized gain (loss)	$8,841,123	$49,478,547	$11,092,746	$61,706,403

		Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Tax cost		$110,922,752	$186,185,144	$247,854,075
Gross unrealized gain		14,138,068	174,770,453	68,701,975
Gross unrealized loss		(5,852,286)	(3,211,663)	(4,241,889)
Net unrealized gain (loss)		$8,285,782	$171,558,790	$64,460,086

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of real estate investment trust investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in

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9.    OTHER RISKS (continued)

registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

9.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity Insights Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	543,207	$4,413,316	1,306,039	$10,885,092
Reinvestment of distributions	—	—	253,079	1,971,488
Shares redeemed	(331,569)	(2,727,727)	(733,445)	(5,861,784)
	211,638	1,685,589	825,673	6,994,796
Service Shares
Shares sold	511,694	4,151,788	522,850	4,549,789
Reinvestment of distributions	—	—	134,038	1,049,519
Shares redeemed	(497,001)	(4,112,344)	(1,042,479)	(8,911,581)
	14,693	39,444	(385,591)	(3,312,273)

NET INCREASE	226,331	$1,725,033	440,082	$3,682,523

	Large Cap Value Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	353,433	$2,964,339	950,934	$8,789,990
Reinvestment of distributions	—	—	1,876,236	16,379,536
Shares redeemed	(1,496,826)	(12,693,989)	(3,426,119)	(32,079,665)
	(1,143,393)	(9,729,650)	(598,949)	(6,910,139)
Service Shares
Shares sold	885,474	$7,493,026	996,820	9,307,435
Reinvestment of distributions	—	—	3,046,274	26,593,971
Shares redeemed	(1,846,743)	(15,568,264)	(6,321,557)	(58,612,498)
	(961,269)	(8,075,238)	(2,278,463)	(22,711,092)

NET DECREASE	(2,104,662)	$(17,804,888)	(2,877,412)	$(29,621,231)

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Growth Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	7,629	$75,000	82,652	$879,904
Reinvestment of distributions	—	—	3,921	39,168
Shares redeemed	—	—	(2,047)	(19,226)
	7,629	75,000	84,526	899,846
Service Shares
Shares sold	859,671	$7,911,572	689,640	6,396,245
Reinvestment of distributions	—	—	204,787	1,904,522
Shares redeemed	(566,421)	(5,126,093)	(1,294,096)	(12,861,876)
	293,250	2,785,479	(399,669)	(4,561,109)

NET INCREASE (DECREASE)	300,879	$2,860,479	(315,143)	$(3,661,263)

	Mid Cap Value Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	482,484	$7,273,887	644,665	$11,319,610
Reinvestment of distributions	—	—	3,213,607	50,260,811
Shares redeemed	(1,126,448)	(17,048,061)	(2,565,377)	(45,341,378)
	(643,964)	(9,774,174)	1,292,895	16,239,043
Service Shares
Shares sold	6,438,479	$100,009,215	4,528,288	81,887,182
Reinvestment of distributions	—	—	959,682	15,201,358
Shares redeemed	(5,048,319)	(74,449,338)	(8,132,136)	(140,363,135)
	1,390,160	25,559,877	(2,644,166)	(43,274,595)

NET INCREASE (DECREASE)	746,196	$15,785,703	(1,351,271)	$(27,035,552)

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12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	410,764	$4,479,679	1,292,071	$14,688,216
Reinvestment of distributions	—	—	116,516	1,287,501
Shares redeemed	(631,924)	(6,893,631)	(1,264,967)	(14,195,917)
	(221,160)	(2,413,952)	143,620	1,779,800
Service Shares
Shares sold	219,491	$2,366,740	623,675	6,800,371
Reinvestment of distributions	—	—	24,431	266,792
Shares redeemed	(85,082)	(920,895)	(253,528)	(2,768,698)
	134,409	1,445,845	394,578	4,298,465

NET INCREASE (DECREASE)	(86,751)	$(968,107)	538,198	$6,078,265

	Strategic Growth Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	376,567	$3,982,655	650,339	$8,099,060
Reinvestment of distributions	—	—	2,405,496	23,862,524
Shares redeemed	(831,784)	(8,784,719)	(1,036,439)	(12,855,382)
	(455,217)	(4,802,064)	2,019,396	19,106,202
Service Shares
Shares sold	7,967,427	$81,195,059	1,076,390	12,762,705
Reinvestment of distributions	—	—	2,294,192	22,574,843
Shares redeemed	(3,110,127)	(31,539,578)	(6,611,696)	(94,253,137)
	4,857,300	49,655,481	(3,241,114)	(58,915,589)

NET INCREASE (DECREASE)	4,402,083	$44,853,417	(1,221,718)	$(39,809,387)

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Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	731,552	$12,232,041	1,049,282	$18,219,119
Reinvestment of distributions	—	—	210,737	3,548,809
Shares redeemed	(984,996)	(16,591,766)	(1,826,212)	(31,436,133)
	(253,444)	(4,359,725)	(566,193)	(9,668,205)
Service Shares
Shares sold	23,596	$399,644	78,305	1,349,171
Reinvestment of distributions	—	—	30,015	509,957
Shares redeemed	(237,915)	(4,014,691)	(550,922)	(9,529,595)
	(214,319)	(3,615,047)	(442,602)	(7,670,467)

NET DECREASE	(467,763)	$(7,974,772)	(1,008,795)	$(17,338,672)

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Mid Cap Growth Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and in the case of the Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Equity Insights Fund, Strategic Growth Fund, and U.S. Equity Insights Fund, a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (in the case of the International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices (in the case of the Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, and Strategic Growth Fund), other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the performance of the Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Equity Insights Fund, Strategic Growth Fund, and U.S. Equity Insights Fund to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. In the case of International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund, they noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods, and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2023. They observed that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods, and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2023. The Trustees noted that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2023. They considered that the Large Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five-year period, in the third quartile for the one- and three-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2023. The Trustees observed that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, and in the third quartile for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They considered that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods, and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. The Trustees observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period, in the third quartile for the three-year period, and in the fourth quartile for the one- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s

85

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Equity Insights Fund and Strategic Growth Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Insights Fund	Large Cap Value Fund	Strategic Growth Fund	U.S. Equity Insights Fund

First $1 billion	0.81%	0.72%	0.71%	0.62%

Next $1 billion	0.73	0.65	0.64	0.59

Next $3 billion	0.69	0.62	0.61	0.56

Next $3 billion	0.68	0.60	0.59	0.55

Over $8 billion	0.67	0.59	0.58	0.54

	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund

First $2 billion	0.87%	0.77%	0.70%

Next $3 billion	0.78	0.69	0.63

Next $3 billion	0.74	0.66	0.60

Over $8 billion	0.73	0.65	0.59

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of

86

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Mid Cap Growth Fund, International Equity Insights Fund, Large Cap Value Fund, and U.S. Equity Insights Fund) and to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the Distribution and Service fees paid by Mid Cap Growth Fund and U.S. Equity Insights Fund. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Mid Cap Growth Fund and Mid Cap Value Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, and Strategic Growth Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund and fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral of the Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, and Strategic Growth Fund is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the ability of the International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

88

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the informationinthis line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	International Equity Insights Fund				Large Cap Value Fund				Mid Cap Growth Fund				Mid Cap Value Fund
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Institutional

Actual	$1,000.00	$1,120.10		$4.28	$1,000.00	$1,053.96		$3.58	$1,000.00	$1,124.46		$4.36	$1,000.00	$1,053.73		$4.25
Hypothetical 5% return	1,000.00	1,020.76	+	4.08	1,000.00	1,021.31	+	3.52	1,000.00	1,020.69	+	4.15	1,000.00	1,020.65	+	4.19
Service

Actual	1,000.00	1,118.18		5.59	1,000.00	1,052.70		4.75	1,000.00	1,123.27		5.15	1,000.00	1,052.42		5.51
Hypothetical 5% return	1,000.00	1,019.52	+	5.33	1,000.00	1,020.17	+	4.67	1,000.00	1,019.95	+	4.90	1,000.00	1,019.42	+	5.42

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
International Equity Insights Fund	0.81%	1.06%
Large Cap Value Fund	0.70	0.93
Mid Cap Growth Fund	0.83	0.98
Mid Cap Value Fund	0.84	1.08

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited) (continued)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Small Cap Equity Insights Fund				Strategic Growth Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Institutional

Actual	$1,000.00	$1,105.77		$4.24	$1,000.00	$1,301.09		$4.23	$1,000.00	$1,144.21		$3.00
Hypothetical 5% return	1,000.00	1,020.77	+	4.07	1,000.00	1,021.12	+	3.72	1,000.00	1,022.00	+	2.83
Service

Actual	1,000.00	1,105.16		5.54	1,000.00	1,299.34		5.66	1,000.00	1,142.95		4.11
Hypothetical 5% return	1,000.00	1,019.53	+	5.32	1,000.00	1,019.88	+	4.97	1,000.00	1,020.96	+	3.88

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
Small Cap Equity Insights Fund	0.81%	1.06%
Strategic Growth Fund	0.74	0.99
U.S. Equity Insights Fund	0.56	0.77

91

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
John G. Chou
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Funds holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Funds holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2023 Goldman Sachs. All rights reserved.

VITEQTYSAR-23/330600-OTU-08/2023

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Buffered S&P 500 Fund — Jan/Jul

Goldman Sachs Buffered S&P 500 Fund — Mar/Sep

Goldman Sachs Buffered S&P 500 Fund — May/Nov

Semi-Annual Report

June 30, 2023

Goldman Sachs Variable Insurance Trust

∎	Goldman Sachs Buffered S&P 500 Fund — Jan/Jul
∎	Goldman Sachs Buffered S&P 500 Fund — Mar/Sep
∎	Goldman Sachs Buffered S&P 500 Fund — May/Nov

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust – Goldman Sachs Buffered S&P 500 Funds

The following are highlights both of key factors affecting the U.S. equity markets and of any key changes made to the Goldman Sachs VIT — Goldman Sachs Buffered S&P 500 Funds (the “Funds”) during the six months ended June 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

U.S. Equities

•

Overall, U.S. equities rallied during the Reporting Period following poor performance in 2022. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of 16.89%, its best first-half showing since 2019 and second best since 1998. The Russell 3000® Index generated a return of 16.17%.

•

The U.S. equity market’s strength was predominantly driven throughout the Reporting Period by disinflation momentum, an upswing in soft economic landing expectations and consumer resilience. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

•	During the first quarter of 2023, the S&P 500 Index returned 7.53%, marking its second straight quarterly gain.

•

Following a stellar start to the calendar year, February 2023 proved to be a setback for the disinflation path after nonfarm payrolls data illustrated the largest job growth in six months, and the U.S. unemployment rate fell to a 53-year low, in turn pushing market forecasts for the U.S. Federal Reserve’s (“Fed”) terminal rate upward. (The terminal federal funds rate is the ultimate interest rate level the Fed sets as its target for a cycle of rate hikes or cuts.)

•

The January 2023 Producer Price Index (“PPI”) and core Personal Consumption Expenditure (“PCE”) Index saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation.

•

The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand. (Bearish refers to an expected downward movement in the prices of securities.)

•

Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of raising interest rates. Economic data in March also contributed to the dovish sentiment, as February 2023 PPI, PCE and personal income growth data were cooler than expected. (Dovish suggests lower interest rates; opposite of hawkish.)

•

On the geopolitical front, the most constructive takeaways came from China’s accelerated economic re-opening following its unanticipated zero-COVID policy pivot toward the end of 2022 as well as Europe’s warmer than anticipated weather that helped avoid an energy crisis.

•	During the second quarter of 2023, the S&P 500 Index returned 8.74%, marking its third consecutive quarterly gain.

•

In addition to those factors that drove strong performance throughout the Reporting Period, second quarter results were boosted by a better than consensus expected first quarter 2023 corporate earnings season and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers.

•	In turn, growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for a vast majority of the S&P 500 Index’s rally in the quarter.

•

First quarter 2023 corporate earnings metrics, although supported by a lower bar, were well above their one-year averages due to a combination of ongoing pricing power, supply-chain normalization, cost-cutting initiatives and margin expansion.

•

Disinflation progress was highlighted by a cooler than consensus expected May 2023 Consumer Price Index reading, as the inflation rate fell to 4.0%, the lowest level in more than two years, on the back of lower energy

1

MARKET REVIEW

prices. The May PPI and headline PCE Index data also came in below consensus market forecasts. Furthermore, transitory inflation pressures, such as supply-chain disruptions, continued to fade throughout the quarter.

•	The soft landing narrative continued to take form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession.

•	Despite the S&P 500 Index’s strong second calendar quarter, there were numerous bearish takeaways.

•

These primarily surrounded the implacable higher-for-longer messaging from the Fed. Although the June Fed meeting left the federal funds rate unchanged, Fed Chair Powell made a hawkish statement that the Fed is open to additional rate hikes before year end.

•	Concentrated market leadership was another concern for investors that raised doubts about the sustainability of the U.S. equity market rally.

•	On the geopolitical front, a slower than consensus expected economic recovery in China presented an additional setback for the market.

•

During the Reporting Period overall, all segments of the U.S. equity markets gained ground, but large-cap stocks were strongest, followed by mid-cap stocks and then small-cap stocks. In a reversal from 2022, growth stocks meaningfully outperformed value stocks on a relative basis across the capitalization spectrum during the Reporting Period.

•

Eight of the 11 sectors of the S&P 500 Index gained during the Reporting Period. In another reversal from 2022, the best performing sectors by far within the S&P 500 Index during the Reporting Period were information technology, communication services and consumer discretionary. The weakest performing sectors during the Reporting Period were utilities, energy and health care.

Fund Changes and Highlights

Each Fund seeks to achieve a total return, for a specified Outcome Period (as described below), that tracks the S&P 500 Price Return Index (the “Underlying Index”) up to a “cap” while providing a downside “buffer” against losses over the Outcome Period.

Goldman Sachs Buffered S&P 500 Fund — Jan/Jul

•	The Fund underperformed its primary benchmark, the S&P 500® Total Return Index (net, USD, unhedged), during the Reporting Period.

•	Such underperformance was primarily driven by the limited upside participation in the U.S. equity market rally due to the Fund’s targeted outcome strategy.

•	The Fund seeks to provide equity exposure up to a Cap, implemented via short call positions, with a Buffer from downside risk.

•

The Cap represents the maximum percentage return a Fund can achieve for the duration of an Outcome Period. The Buffer provides downside protection against approximately the first 5% of losses of the S&P 500 Price Return Index over each Outcome Period, before the deduction of Fund fees and expenses.

•

If the value of the S&P 500 Price Return Index increases over an Outcome Period, the Fund seeks to provide investment returns that track the performance of the S&P 500 Price Return Index up to the Cap for the Outcome Period. If the value of the S&P 500 Price Return Index increases in excess of the Cap during an Outcome Period, the Fund, and therefore its investors, will not fully participate in those excess gains.

•	During the Reporting Period, the S&P 500 Price Return Index delivered strong performance that exceeded the Cap, leading to reduced upside participation of the Fund.

•

As described in the Fund’s prospectus, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a six-month Outcome Period. The Fund also seeks to provide a downside Buffer against certain losses over an Outcome Period.

2

MARKET REVIEW

•

The Fund’s initial Outcome Period commenced on January 1, 2023 and ended on June 30, 2023. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next.

•

The Cap and Buffer for the Fund for the initial Outcome Period are listed in the tables below. The tables below show the Cap and Buffer before and after Fund Fees and Expenses for each share class. The Cap and Buffer were further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Cap (before Fund Fees and Expenses)	Cap (after Fund Fees and Expenses)*
Institutional Shares	7.95%	7.60%
Service Shares	7.95%	7.47%

Share Class	Buffer (before Fund Fees and Expenses)	Buffer (after Fund Fees and Expenses)*
Institutional Shares	5.00%	4.65%
Service Shares	5.00%	4.52%

*

Fund Fees and Expenses are derived from the "Annual Fund Operating Expenses" tables included in the Fund’s Prospectus dated October 5, 2022. Actual Fund Fees and Expenses may differ over the next Outcome Period.

•

The Fund’s next Outcome Period commenced on July 1, 2023 and will end on December 31, 2023. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next.

•

The Cap and Buffer for the Fund for the next Outcome Period are listed in the tables below. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Cap (before Fund Fees and Expenses)	Cap (after Fund Fees and Expenses)*
Institutional Shares	2.87%	2.52%
Service Shares	2.87%	2.39%

Share Class	Buffer (before Fund Fees and Expenses)	Buffer (after Fund Fees and Expenses)*
Institutional Shares	5.00%	4.65%
Service Shares	5.00%	4.52%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectus dated April 28, 2023. Actual Fund Fees and Expenses may differ over the next Outcome Period.

Goldman Sachs Buffered S&P 500 Fund — Mar/Sep

•	The Fund underperformed its primary benchmark, the S&P 500® Total Return Index (net, USD, unhedged), during the Reporting Period.

•	Such underperformance was primarily driven by the limited upside participation in the U.S. equity market rally due to the Fund’s targeted outcome strategy.

•	The Fund seeks to provide equity exposure up to a Cap, implemented via short call positions, with a Buffer from downside risk.

•

The Cap represents the maximum percentage return a Fund can achieve for the duration of an Outcome Period. The Buffer provides downside protection against approximately the first 5% of losses of the S&P 500 Price Return Index over each Outcome Period, before the deduction of Fund fees and expenses.

•

If the value of the S&P 500 Price Return Index increases over an Outcome Period, the Fund seeks to provide investment returns that track the performance of the S&P 500 Price Return Index up to the Cap for the

3

MARKET REVIEW

Outcome Period. If the value of the S&P 500 Price Return Index increases in excess of the Cap during an Outcome Period, the Fund, and therefore its investors, will not fully participate in those excess gains.

•	During the Reporting Period, the S&P 500 Price Return Index delivered strong performance that exceeded the Cap, leading to reduced upside participation of the Fund.

•

As described in the Fund’s prospectus, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a six-month Outcome Period. The Fund also seeks to provide a downside Buffer against certain losses over an Outcome Period.

•

The Fund’s current Outcome Period commenced on March 1, 2023 and will end on August 31, 2023. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next.

•

The Cap and Buffer for the Fund for the current Outcome Period are listed in the tables below. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Cap (before Fund Fees and Expenses)	Cap (after Fund Fees and Expenses)*
Institutional Shares	5.50%	5.15%
Service Shares	5.50%	5.03%

Share Class	Buffer (before Fund Fees and Expenses)	Buffer (after Fund Fees and Expenses)*
Institutional Shares	5.00%	4.65%
Service Shares	5.00%	4.53%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectus dated October 5, 2022. Actual Fund Fees and Expenses may differ over the next Outcome Period.

Goldman Sachs Buffered S&P 500 Fund — May/Nov

•	The Fund underperformed its primary benchmark, the S&P 500® Total Return Index (net, USD, unhedged), during the Reporting Period.

•	Such underperformance was primarily driven by the limited upside participation in the U.S. equity market rally due to the Fund’s targeted outcome strategy.

•	The Fund seeks to provide equity exposure up to a Cap, implemented via short call positions, with a Buffer from downside risk.

•

The Cap represents the maximum percentage return a Fund can achieve for the duration of an Outcome Period. The Buffer provides downside protection against approximately the first 5% of losses of the S&P 500 Price Return Index over each Outcome Period, before the deduction of Fund fees and expenses.

•

If the value of the S&P 500 Price Return Index increases over an Outcome Period, the Fund seeks to provide investment returns that track the performance of the S&P 500 Price Return Index up to the Cap for the Outcome Period. If the value of the S&P 500 Price Return Index increases in excess of the Cap during an Outcome Period, the Fund, and therefore its investors, will not fully participate in those excess gains.

•	During the Reporting Period, the S&P 500 Price Return Index delivered strong performance that exceeded the Cap, leading to reduced upside participation of the Fund.

•

As described in the Fund’s prospectus, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a six-month Outcome Period. The Fund also seeks to provide a downside Buffer against certain losses over an Outcome Period.

4

MARKET REVIEW

•

The Fund’s current Outcome Period commenced on May 1, 2023 and will end on October 31, 2023. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next.

•

The Cap and Buffer for the Fund for the current Outcome Period are listed in the tables below. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Cap (before Fund Fees and Expenses)	Cap (after Fund Fees and Expenses)*
Institutional Shares	4.70%	4.35%
Service Shares	4.70%	4.23%

Share Class	Buffer (before Fund Fees and Expenses)	Buffer (after Fund Fees and Expenses)*
Institutional Shares	5.00%	4.65%
Service Shares	5.00%	4.52%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectus dated April 28, 2023. Actual Fund Fees and Expenses may differ over the next Outcome Period.

5

FUND BASICS

Goldman Sachs Buffered S&P 500 Fund — Jan/Jul

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023 – June 30, 2023	Fund Total Return (based on NAV)[1]	S&P 500 (Net Total Return, Unhedged, USD)[2]
Institutional	9.60%	16.60%
Service	9.60	16.60

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

FUND COMPOSITION3

Percentage of Net Assets

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Goldman Sachs Buffered S&P 500 Fund — Mar/Sep

as of June 30, 2023

PERFORMANCE REVIEW

February 28, 2023 – June 30, 2023	Fund Total Return (based on NAV)[1]	S&P 500 (Net Total Return, Unhedged, USD)[2]
Institutional	6.30%	12.54%
Service	6.20	12.54

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

FUND COMPOSITION3

Percentage of Net Assets

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but does not represent the Fund’s market exposure due to the exclusion of certain derivatives as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

9

FUND BASICS

Goldman Sachs Buffered S&P 500 Fund — May/Nov

as of June 30, 2023

PERFORMANCE REVIEW

April 28, 2023 – June 30, 2023	Fund Total Return (based on NAV)[1]	S&P 500 (Net Total Return, Unhedged, USD)[2]
Institutional	3.60%	6.97%
Service	3.60	6.97

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

FUND BASICS

FUND COMPOSITION3

Percentage of Net Assets

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but does not represent the Fund’s market exposure due to the exclusion of certain derivatives as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS BUFFERED S&P 500 FUND — JAN/JUL

Schedule of Investments

June 30, 2023 (Unaudited)

Shares		Distribution Rate	Value

Investment Companies(a) – 43.0%
Goldman Sachs Financial Square Government Fund — Institutional Class
308,354		5.022%	$308,354
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class
511,416		4.997	511,416
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Class
511,694		5.000	511,694
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Class
511,709		4.993	511,709
Goldman Sachs Variable Insurance Trust Government Money Market Fund — Institutional Class
511,663		5.021	511,663

TOTAL INVESTMENT COMPANIES
(Cost $2,354,836)			$2,354,836

Principal Amount			Interest Rate	Maturity Date	Value

Short-term Investments(b) – 35.9%
	FHLB
	$500,000		0.000%	08/09/23	$496,935
	United States Treasury Bill
	1,500,000		0.000	11/16/23	1,470,647

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,968,075)				$1,967,582

	TOTAL INVESTMENTS – 78.9%
	(Cost $4,322,911)				$4,322,418

	OTHER ASSETS IN EXCESS OF LIABILITIES – 21.1%				1,157,808

	NET ASSETS – 100.0%				$5,480,226

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
FHLB	—Federal Home Loan Bank

ADDITIONAL INVESTMENT INFORMATION

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Fund had the following purchased and written options:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts

Calls

S&P 500 Index	$4,450.380	12/29/2023	12	$5,340,456	$267,048	$267,048	$—

Written option contracts

Calls

S&P 500 Index	4,578.110	12/29/2023	(12)	(5,493,732)	(170,868)	(170,868)	—

Puts

S&P 500 Index	4,227.860	12/29/2023	(12)	(5,073,432)	(96,108)	(96,108)	—

Total written option contracts			(24)	$(10,567,164)	$(266,976)	$(266,976)	$—

TOTAL			(12)	$(5,226,708)	$72	$72	$—

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND — MAR/SEP

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Distribution Rate	Value

Investment Companies(a) – 46.0%
Goldman Sachs Financial Square Government Fund — Institutional Class
411,353	5.022%	$411,353
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class
507,840	4.997	507,840
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Class
508,035	5.000	508,035
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Class
508,047	4.993	508,047
Goldman Sachs Variable Insurance Trust Government Money Market Fund — Institutional Class
508,035	5.021	508,035

TOTAL INVESTMENT COMPANIES
(Cost $2,443,310)		$2,443,310

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – 37.1%
FHLB
$500,000	0.000%	08/30/23	$496,085
United States Treasury Bill
1,500,000	0.000	11/02/23	1,473,569

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,970,554)			$1,969,654

TOTAL INVESTMENTS – 83.1%
(Cost $4,413,864)			$4,412,964

OTHER ASSETS IN EXCESS OF LIABILITIES – 16.9%			901,186

NET ASSETS – 100.0%			$5,314,150

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
FHLB	—Federal Home Loan Bank

ADDITIONAL INVESTMENT INFORMATION

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Fund had the following purchased and written options:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts

Calls

S&P 500 Index	$3,970.150	08/31/2023	13	$5,161,195	$673,220	$330,317	$342,903

Written option contracts

Calls

S&P 500 Index	$4,188.510	08/31/2023	(13)	(5,445,063)	(407,817)	(175,487)	(232,330)

Puts

S&P 500 Index	$3,771.640	08/31/2023	(13)	(4,903,132)	(8,229)	(154,830)	146,601

Total written option contracts			(26)	$(10,348,195)	$(416,046)	$(330,317)	$(85,729)

TOTAL			(13)	$(5,187,000)	$257,174	$—	$257,174

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS BUFFERED S&P 500 FUND — MAY/NOV

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Distribution Rate	Value

Investment Companies(a) – 41.3%
Goldman Sachs Financial Square Government Fund — Institutional Class
138,613	5.022%	$138,613
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class
500,000	4.997	500,000
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Class
504,013	5.000	504,013
Goldman Sachs Financial Square Treasury Solutions Fund —Institutional Class
500,000	4.993	500,000
Goldman Sachs Variable Insurance Trust Government Money Market Fund — Institutional Class
500,000	5.021	500,000

TOTAL INVESTMENT COMPANIES
(Cost $2,142,626)		$2,142,626

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – 37.9%
FHLB
$500,000	0.000%	08/25/23	$495,713
United States Treasury Bill
1,500,000	0.000	11/16/23	1,470,647

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,966,879)			$1,966,360

TOTAL INVESTMENTS – 79.3%
(Cost $4,109,505)			$4,108,986

OTHER ASSETS IN EXCESS OF LIABILITIES – 20.7%			1,072,939

NET ASSETS – 100.0%			$5,181,925

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
FHLB	—Federal Home Loan Bank

ADDITIONAL INVESTMENT INFORMATION

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Fund had the following purchased and written options:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts

Calls

S&P 500 Index	$4,169.480	10/31/2023	12	$5,003,376	$465,360	$303,504	$161,856

Written option contracts

Calls

S&P 500 Index	$4,365.460	10/31/2023	(12)	(5,238,552)	(273,134)	(161,052)	(112,082)

Puts

S&P 500 Index	$3,961.010	10/31/2023	(12)	(4,753,212)	(36,918)	(142,452)	105,534

Total written option contracts			(24)	$(9,991,764)	$(310,052)	$(303,504)	$(6,548)

TOTAL			(12)	$(4,988,388)	$155,308	$—	$155,308

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statements of Assets and Liabilities

June 30, 2023 (Unaudited)

	Buffered S&P 500 Fund — Jan/Jul	Buffered S&P 500 Fund — Mar/Sep	Buffered S&P 500 Fund — May/Nov

Assets:
Investments, at value (cost $1,968,075, $1,970,554 and $1,966,879, respectively)	$1,967,582	$1,969,654	$1,966,360
Investments of affiliated issuers, at value (cost $2,354,836, $2,443,310 and $2,142,626, respectively)	2,354,836	2,443,310	2,142,626
Purchased options contracts, at value (premium paid $267,048, $330,317 and $303,504, respectively)	267,048	673,220	465,360
Cash	92,865	90,657	76,885
Receivables:
Investments sold	794,144	—	—
Collateral on options contracts(a)	604,551	513,055	786,369
Investments sold on an extended-settlement basis	266,976	—	—
Deferred offering costs	63,025	47,102	53,781
Reimbursement from investment adviser	15,748	15,821	14,975
Dividends and Interest	12,149	9,977	14,324
Other assets	291	13	—

Total assets	6,439,215	5,762,809	5,520,680

Liabilities:
Written option contracts, at value (premium received $266,976, $330,317 and $303,504, respectively)	266,976	416,046	310,052
Payables:
Investments purchased	406,960	9,909	2,477
Investments purchased on an extended — settlement basis	267,048	—	—
Offering expense	—	—	8,888
Management fees	1,912	1,827	1,833
Distribution and Service fees and Transfer Agency fees	90	87	98
Accrued expenses	16,003	20,790	15,407

Total liabilities	958,989	448,659	338,755

Net Assets:
Paid-in capital	4,999,998	5,000,000	5,000,000
Total distributable earnings	480,228	314,150	181,925

NET ASSETS	$5,480,226	$5,314,150	$5,181,925
Net Assets:
Institutional	$5,425,425	$5,261,009	$5,130,106
Service	54,801	53,141	51,819

Total Net Assets	$5,480,226	$5,314,150	$5,181,925
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	495,000	495,000	495,000
Service	5,000	5,000	5,000
Net asset value, offering and redemption price per share:
Institutional	$10.96	$10.63	$10.36
Service	10.96	10.62	10.36

(a) Segregated for initial margin requirements and/or collateral on options.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statements of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

	Buffered S&P 500 Fund — Jan/Jul	Buffered S&P 500 Fund — Mar/Sep(a)	Buffered S&P 500 Fund —May/Nov(b)

Investment income:
Dividends — affiliated issuers	$56,305	$36,977	$16,522
Interest	43,174	32,403	16,220

Total investment income	99,479	69,380	32,742

Expenses:
Amortization of offering costs	32,232	21,726	11,219
Professional fees	27,912	18,814	9,715
Custody, accounting and administrative services	15,168	10,213	5,271
Management fees	13,069	8,585	4,230
Trustee fees	7,838	7,255	929
Printing and mailing costs	7,439	5,014	2,589
Transfer Agency fees(a)	523	344	175
Distribution and/or Service (12b-1) fees	65	43	22
Registration fees	24	8	—
Organization costs	—	12,000	12,000
Other	4,132	2,752	1,454

Total expenses	108,402	86,754	47,604

Less — expense reductions	(91,636)	(75,926)	(41,998)

Net expenses	16,766	10,828	5,606

NET INVESTMENT INCOME	82,713	58,552	27,136

Realized and unrealized gain (loss) from transactions:
Net realized gain (loss) from:
Investments — unaffiliated issuers	(71)	(676)	—
Purchased options	429,754	—	—
Written options	(33,020)	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(540)	(900)	(519)
Purchased options	3,221	342,903	161,856
Written options	(6,135)	(85,729)	(6,548)

Net realized and unrealized gain	393,209	255,598	154,789

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$475,922	$314,150	$181,925

(a) Commenced operations on February 28, 2023.

(b) Commenced operations on April 28, 2023.

(c) Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
	Institutional	Service Class
Buffered S&P 500 Fund — Jan/Jul	$518	$5
Buffered S&P 500 Fund — Mar/Sep	340	4
Buffered S&P 500 Fund — May/Nov	173	2

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statements of Changes in Net Assets

	Buffered S&P 500 Fund — Jan/Jul		Buffered S&P 500 Fund — Mar/Sep(b)
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Period Ended December 31, 2022(a)	For the Period Ended June 30, 2023 (Unaudited)

From operations:
Net investment income	$82,713	$1,343	$58,552
Net realized gain (loss)	396,663	—	(676)
Net change in unrealized gain (loss)	(3,454)	2,961	256,274

Net increase in net assets resulting from operations	475,922	4,304	314,150

From share transactions:
Proceeds from sales of shares	—	5,000,000	5,000,020
Cost of shares redeemed	—	—	(20)

Net increase in net assets resulting from share transactions	—	5,000,000	5,000,000

TOTAL INCREASE	475,922	5,004,304	5,314,150

Net assets:

Beginning of period	5,004,304	—	—

End of period	$5,480,226	$5,004,304	$5,314,150

(a) Commenced operations on December 30, 2022.

(b) Commenced operations on February 28, 2023.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statements of Changes in Net Assets (continued)

Buffered S&P 500 Fund — May/Nov(a)
For the Period Ended June 30, 2023 (Unaudited)

From operations:
Net investment income	$27,136
Net realized gain	—
Net unrealized gain	154,789

Net increase in net assets resulting from operations	181,925

From share transactions:
Proceeds from sales of shares	5,000,020
Cost of shares redeemed	(20)

Net increase in net assets resulting from share transactions	5,000,000

TOTAL INCREASE	5,181,925

Net assets:

Beginning of period	—

End of period	$5,181,925

(a) Commenced operations on April 28, 2023.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND — JAN/JUL

Financial Highlights

Selected Share Data for a Share Outstanding Throughout each Period

	Goldman Sachs Buffered S&P 500 Fund — Jan/Jul
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)	Period Ended December 31, 2022(a)

Per Share Data

Net asset value, beginning of period	$10.00	$10.00

Net investment income(b)(c)	0.17	0.00 (d)

Net realized and unrealized gain (loss)	0.79	0.00 (d)

Total from investment operations	0.96	—

Net asset value, end of period	$10.96	$10.00

Total return(e)	9.60%	—%

Net assets, end of period (in 000s)	$5,425	$4,954

Ratio of net expenses to average net assets(f)(g)	0.64%	0.54%

Ratio of total expenses to average net assets(f)(g)	3.52%	66.87%

Ratio of net investment income to average net assets(c)(g)	3.16%	4.90%

Portfolio turnover rate(h)	—%	—%

(a)	Commenced operations on December 30, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(g)	Annualized.
(h)	There were no long-term transactions for the period ended June 30, 2023.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS BUFFERED S&P 500 FUND — JAN/JUL

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout each Period

	Goldman Sachs Buffered S&P 500 Fund — Jan/Jul
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)	Period Ended December 31, 2022(a)

Per Share Data

Net asset value, beginning of period	$10.00	$10.00

Net investment income(b)(c)	0.17	0.00 (d)

Net realized and unrealized gain (loss)	0.79	0.00 (d)

Total from investment operations	0.96	—

Net asset value, end of period	$10.96	$10.00

Total return(e)	9.60%	—%

Net assets, end of period (in 000s)	$55	$50

Ratio of net expenses to average net assets(f)(g)	0.64%	0.79%

Ratio of total expenses to average net assets(f)(g)	3.77%	67.12%

Ratio of net investment income to average net assets(c)(g)	3.16%	4.65%

Portfolio turnover rate(h)	—%	—%

(a)	Commenced operations on December 30, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(g)	Annualized.
(h)	There were no long-term transactions for the period ended June 30, 2023.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND — MAR/SEP

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

Goldman Sachs Buffered S&P 500 Fund — Mar/Sep
Institutional Shares
Period Ended June 30, 2023 (Unaudited)(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)(c)	0.12

Net realized and unrealized gain	0.51

Total from investment operations	0.63

Net asset value, end of period	$10.63

Total return(d)	6.30%

Net assets, end of period (in 000s)	$5,261

Ratio of net expenses to average net assets(e)(f)	0.63%

Ratio of total expenses to average net assets(e)(f)	4.03%

Ratio of net investment income to average net assets(c)(f)	3.41%

Portfolio turnover rate(g)	—%

(a)	Commenced operations on February 28, 2023.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	There were no long-term transactions for the period ended June 30, 2023.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS BUFFERED S&P 500 FUND — MAR/SEP

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

Goldman Sachs Buffered S&P 500 Fund — Mar/Sep
Service Shares
Period Ended June 30, 2023 (Unaudited)(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)(c)	0.12

Net realized and unrealized gain	0.50

Total from investment operations	0.62

Net asset value, end of period	$10.62

Total return(d)	6.20%

Net assets, end of period (in 000s)	$53

Ratio of net expenses to average net assets(e)(f)	0.63%

Ratio of total expenses to average net assets(e)(f)	4.28%

Ratio of net investment income to average net assets(c)(f)	3.41%

Portfolio turnover rate(g)	—%

(a)	Commenced operations on February 28, 2023.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	There were no long-term transactions for the period ended June 30, 2023.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND — MAY/NOV

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

Goldman Sachs Buffered S&P 500 Fund — May/Nov
Institutional Shares
Period Ended June 30, 2023 (Unaudited)(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)(c)	0.05

Net realized and unrealized gain	0.31

Total from investment operations	0.36

Net asset value, end of period	$10.36

Total return(d)	3.60%

Net assets, end of period (in 000s)	$5,130

Ratio of net expenses to average net assets(e)(f)	0.66%

Ratio of total expenses to average net assets(e)(f)	3.47%

Ratio of net investment income to average net assets(c)(f)	3.21%

Portfolio turnover rate(g)	—%

(a)	Commenced operations on April 28, 2023.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	There were no long-term transactions for the period ended June 30, 2023.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS BUFFERED S&P 500 FUND — MAY/NOV

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

Goldman Sachs Buffered S&P 500 Fund — May/Nov
Service Shares
Period Ended June 30, 2023 (Unaudited)(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment income(b)(c)	0.05

Net realized and unrealized gain	0.31

Total from investment operations	0.36

Net asset value, end of period	$10.36

Total return(d)	3.60%

Net assets, end of period (in 000s)	$52

Ratio of net expenses to average net assets(e)(f)	0.66%

Ratio of total expenses to average net assets(e)(f)	3.73%

Ratio of net investment income to average net assets(c)(f)	3.21%

Portfolio turnover rate(g)	—%

(a)	Commenced operations on April 28, 2023.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	There were no long-term transactions for the period ended June 30, 2023.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Notes to Financial Statements

June 30, 2023 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Buffered S&P 500 Fund — Jan/Jul	Institutional and Service	Non-diversified
Buffered S&P 500 Fund — Mar/Sep	Institutional and Service	Non-diversified
Buffered S&P 500 Fund — May/Nov	Institutional and Service	Non-diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

The Funds seek to achieve a total return for a specified Outcome Period that tracks the S&P 500 Price Return Index (the “Underlying Index”) up to a “cap” while providing a downside “buffer” against losses over a six-month Outcome Period. After the conclusion of an Outcome Period, another six-month Outcome Period will begin. In order to implement the buffer and cap, the Fund will primarily invest in FLexible EXchange® Options (“FLEX Options”) and over-the counter (“OTC”) and listed options that reference the Underlying Index (together with FLEX Options, “S&P 500 Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange. Through FLEX Options, the Fund could customize key contract terms such as exercise prices and expiration dates.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straightline and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

25

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of each Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations for the applicable Fund. Organization costs paid in connection with the organization of each Fund were expensed on the first day of operations for the applicable Fund.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Buffered S&P 500 Fund — Jan/Jul	Annually	Annually
Buffered S&P 500 Fund — Mar/Sep	Annually	Annually
Buffered S&P 500 Fund — May/Nov	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform

26

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs VIT Government Money Market Fund and Goldman Sachs Financial Square Treasury Solutions Fund (“Underlying Money Market Funds”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Funds’ accounting policies and investment holdings, please see the Underlying Money Market Funds’ shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and

27

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Options— When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

BUFFERED S&P 500 Fund — Jan/Jul
Investment Type	Level 1	Level 2	Level 3

Assets
Investment Companies	$2,354,836	$—	$—
Short-Term Investments	1,967,582	—	—

Total	$4,322,418	$—	$—

Derivative Type

Assets
Purchased Option Contracts	$—	$267,048	$—

Liabilities
Written Option Contracts	$—	$(266,976)	$—

BUFFERED S&P 500 Fund — Mar/Sep
Investment Type	Level 1	Level 2	Level 3

Assets
Investment Companies	$2,443,310	$—	$—
Short-Term Investments	1,969,654	—	—

Total	$4,412,964	$—	$—

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GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BUFFERED S&P 500 Fund — Mar/Sep (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets
Purchased Option Contracts	$—	$673,220	$—

Liabilities
Written Option Contracts	$—	$(416,046)	$—

BUFFERED S&P 500 Fund — May/Nov
Investment Type	Level 1	Level 2	Level 3

Assets
Investment Companies	$2,142,626	$—	$—
Short-Term Investments	1,966,360	—	—

Total	$4,108,986	$—	$—

Derivative Type

Assets
Purchased Option Contracts	$—	$465,360	$—

Liabilities
Written Option Contracts	$—	$(310,052)	$—

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

BUFFERED S&P 500 Fund — Jan/Jul

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options contracts, at value	$267,048	Written options contracts, at value	$(266,976)

BUFFERED S&P 500 Fund — Mar/Sep

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options contracts, at value	$673,220	Written options contracts, at value	$(416,046)

BUFFERED S&P 500 Fund — May/Nov

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options contracts, at value	$465,360	Written options contracts, at value	$(310,052)

29

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

BUFFERED S&P 500 Fund — Jan/Jul

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain on purchased options and written options	$396,734	$(2,914)

BUFFERED S&P 500 Fund — Mar/Sep

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain on purchased options and written options	$—	$257,174

BUFFERED S&P 500 Fund — May/Nov

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain on purchased options and written options	$—	$155,308

For the six months ended June 30, 2023, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Shares/Units(a)
Fund	Purchased Options	Written options
Buffered S&P 500 Fund — Jan/Jul	1,283	2,567
Buffered S&P 500 Fund — Mar/Sep	1,300	2,600
Buffered S&P 500 Fund — May/Nov	1,200	2,400

(a)

Amounts disclosed represent average number of contracts for shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2023.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Buffered S&P 500 Fund — Jan/Jul	0.50%	0.45%	0.43%	0.42%	0.41%	0.50%	0.44%
Buffered S&P 500 Fund — Mar/Sep	0.50	0.45	0.43	0.42	0.41	0.50	0.42
Buffered S&P 500 Fund — May/Nov	0.50	0.45	0.43	0.42	0.41	0.50	0.43

^

The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs VIT Money Market Fund and Goldman Sachs Financial Square Treasury Solutions Fund, which are affiliated Underlying Money Market Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Money Market Funds in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the six months ended June 30, 2023 management fee waived by GSAM for each Fund was as follows:

Fund Name	Management Fee Waived
Buffered S&P 500 Fund — Jan/Jul	$1,634
Buffered S&P 500 Fund — Mar/Sep	1,338
Buffered S&P 500 Fund — May/Nov	480

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of the Service Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares. Goldman Sachs has agreed to a voluntary temporary fee waiver equal to 0.25% of the Service Fees on the Service Shares of the Funds. Such voluntary waiver may be discontinued or modified at any time without notice.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Buffered S&P 500 Fund — Jan/Jul, Buffered S&P 500 Fund — Mar/Sep and Buffered S&P 500 Fund — May/Nov are 0.184%, 0.184%, and

31

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

0.184%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Buffered S&P 500 Fund — Jan/Jul	$1,634	$65	$89,937	$91,636
Buffered S&P 500 Fund — Mar/Sep	1,338	43	74,545	75,926
Buffered S&P 500 Fund — May/Nov	480	22	41,496	41,998

E. Line of Credit Facility — As of June 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

F. Other Transactions with Affiliates — The Funds invest primarily in Institutional Shares of the Underlying Money Market Funds. These Underlying Money Market Funds are considered to be affiliated with the Funds. The tables below show the transactions in and earnings from investments in these Underlying Money Market Funds for the six months ended June 30, 2023:

Buffered S&P 500 Fund — Jan/Jul

Underlying Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Class	$949,142	$1,894,014	$(2,534,802)	$308,354	308,354	$4,153
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class	500,109	11,307	—	511,416	511,416	13,532
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Class	500,114	11,580	—	511,694	511,694	12,365
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Class	500,114	11,595	—	511,709	511,709	14,305
Goldman Sachs Variable Insurance Trust Government Money Market Fund — Institutional Shares	500,114	11,663	—	511,663	511,663	11,950

Total	$2,949,479	$1,940,159	$(2,534,802)	$2,354,836		$56,305

32

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Buffered S&P 500 Fund — Mar/Sep

Underlying Fund	Beginning Value as of February 28, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$735,810	$(324,457)	$411,353	411,353	$3,487
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares	—	507,840	—	507,840	507,840	8,142
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares	—	508,035	—	508,035	508,035	8,276
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares	—	508,047	—	508,047	508,047	8,922
Goldman Sachs Variable Insurance Trust Government Money Market Fund — Institutional Shares		508,035	—	508,035	508,035	8,150

Total	$—	$2,767,767	$(324,457)	$2,443,310		$36,977

Buffered S&P 500 Fund — May/Nov

Underlying Fund	Beginning Value as of April 28, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$469,611	$(330,998)	$138,613	138,613	$611
Goldman Sachs Financial Square Funds — Treasury Instruments Fund	—	500,000	—	500,000	500,000	4,350
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares	—	504,013	—	504,013	504,013	4,090
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares	—	500,000	—	500,000	500,000	3,749
Goldman Sachs Variable Insurance Trust Government Money Market Fund — Institutional Shares	—	500,000	—	500,000	500,000	3,722

Total	$—	$2,473,624	$(330,998)	$2,142,626		$16,522

6.    PORTFOLIO SECURITIES TRANSACTIONS

For the six months ended June 30, 2023, there were no purchases and proceeds from sales and maturities of long-term securities for the Buffered S&P 500 Fund — Jan/Jul, Buffered S&P 500 Fund — Mar/Sep and Buffered S&P 500 Fund — May/Nov.

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GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

7.    TAX INFORMATION

As of June 30, 2023, the Funds aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Buffered S&P 500 Fund — Jan/Jul	Buffered S&P 500 Fund — Mar/Sep	Buffered S&P 500 Fund — May/Nov
Tax Cost	$4,592,873	$4,744,181	$4,413,009
Gross unrealized gain	—	—	—
Gross unrealized loss	(270,455)	(331,217)	(304,023)
Net unrealized losses	$(270,455)	$(331,217)	$(304,023)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains/(losses) on regulated options contracts.

GSAM has reviewed the Fund’s tax positions for the open tax year (the current year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Buffered Loss Risk — The Funds seek to provide a downside Buffer against losses of the Underlying Index over a specified Outcome Period and will implement the Buffer by primarily investing in S&P 500 Options. There can be no guarantee that the Funds will be successful in their strategy to provide buffered protection against losses if the value of the Underlying Index decreases over an Outcome Period. A shareholder may lose their entire investment. Each Fund’s strategy seeks to deliver returns that match the Underlying Index (up to the Cap before Fund fees and expenses), while limiting downside losses, if shares are bought on the day on which the Fund enters into the S&P Options and held until those S&P Options expire at the end of the Outcome Period. In the event an investor purchases shares after the date on which the S&P 500 Options were entered into or sells shares prior to the expiration of the S&P Options, the Buffer that a Fund seeks to provide may not be fully available. The Funds do not provide principal protection and an investor may experience significant losses on their investment, including the loss of their entire investment. The Buffer is not guaranteed and may not be achieved.

Capped Upside Return Risk — Each Fund’s strategy seeks to provide returns only up to the Cap over an Outcome Period before Fund fees and expenses. In the event that the value of the Underlying Index increases in excess of the Cap during an Outcome Period, a Fund will not participate in those gains beyond the Cap. In the event an investor purchases shares after the commencement of an Outcome Period and a Fund has risen in value to a level near the Cap for that Outcome Period, there will likely be little or no ability for that investor to experience investment gains for the remainder of that Outcome Period. A new Cap is established on or before the first day of each Outcome Period and is dependent on prevailing market conditions. Accordingly, the Cap may increase or decrease from one Outcome Period to the next. The Cap is based on the market costs associated with a series of S&P Options (or other derivatives) that are purchased and sold in order to seek to obtain the relevant market exposure and the Buffer. The market conditions and other factors that influence the Cap can include, but are not limited to, interest rate levels, the volatility of the Underlying Index, and relationship of put and calls on the underlying S&P 500 Options. Depending on those factors, it is possible that the Cap will limit a Fund’s returns during an Outcome Period to a level substantially less than an investor might expect from another comparable equity product that does not employ a Cap and Buffer.

Derivatives Risk — The Funds’ use of derivatives, including FLEX Options, and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments,

34

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

8.    OTHER RISKS (continued)

may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

FLEX Options Risk — The Funds utilize FLEX Options guaranteed for settlement by the Options Clearing Corporation (the “OCC”), and bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, a Fund may have difficulty closing out certain FLEX Options positions at desired times and prices (and may have to pay a premium or accept a discounted price). The Funds may experience substantial downside from certain FLEX Option positions, and FLEX Option positions may expire worthless. The value of the FLEX Options will be affected by, among other things, changes in the value of the Underlying Index, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time until the FLEX Options expire. The value of FLEX Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction).

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from a Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Funds’ investments, which would make it harder for the Funds to sell their investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or

35

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

8.    OTHER RISKS (continued)

general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Funds and their investments. Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs Buffered S&P 500 Fund — Jan/Jul
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Period Ended December 31, 2022(a)
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	—	$—	495,000	$4,950,000
	—	—	495,000	4,950,000
Service Shares
Shares sold	—	—	5,000	50,000
	—	—	5,000	50,000

NET INCREASE	—	$—	500,000	$5,000,000

(a)	Commenced operations on December 30, 2022.

36

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Goldman Sachs Buffered S&P 500 Fund — Mar/Sep
	For the Period Ended June 30, 2023 (Unaudited)(a)
	Shares	Dollars
Institutional Shares
Shares sold	495,001	$4,950,010
Shares redeemed	(1)	(10)
	495,000	4,950,000
Service Shares
Shares sold	5,001	50,010
Shares redeemed	(1)	(10)
	5,000	50,000

NET INCREASE	500,000	$5,000,000

(a)	Commenced operations on February 28, 2023.

	Goldman Sachs Buffered S&P 500 Fund — May/Nov
	For the Period Ended June 30, 2023 (Unaudited)(a)
	Shares	Dollars
Institutional Shares
Shares sold	495,001	$4,950,010
Shares redeemed	(1)	(10)
	495,000	4,950,000
Service Shares
Shares sold	5,001	50,010
Shares redeemed	(1)	(10)
	5,000	50,000

NET INCREASE	500,000	$5,000,000

(a)	Commenced operations on April 28, 2023

37

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Fund Expenses — Six Months Period Ended June 30, 2023 (Unaudited)

As a shareholder of Institutional or Service Shares of a Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is intended to help you understand your ongoing costs (in dollars) of investing in of Institutional or Service Shares of a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Funds invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Buffered S&P 500 Fund — Jan/Jul				Buffered S&P 500 Fund — Mar/Sep				Buffered S&P 500 Fund — May/Nov
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*

Institutional

Actual	1,000.00	$1,000.00		$3.17	1,000.00	$1,063.00		$2.17	1,000.00	$1,000.00		$1.10
Hypothetical 5% return	1,000.00	1,021.62	+	3.21	1,000.00	1,014.61	+	2.12	1,000.00	1,005.08	+	3.28

Service

Actual	1,000.00	$1,000.00		$3.17	1,000.00	1,062.00		$2.17	1,000.00	1,000.00		1.10
Hypothetical 5% return	1,000.00	1,021.62	+	3.21	1,000.00	1.014.61	+	2.12	1,000.00	1,005.08	+	3.28

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service
Buffered S&P 500 Fund — Jan/Jul	0.64	0.64
Buffered S&P 500 Fund — Mar/Sep	0.63	0.63
Buffered S&P 500 Fund — May/Nov	0.66	0.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

38

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Buffered S&P 500 Fund – Mar/Sep and Goldman Sachs Buffered S&P 500 Fund – May/Nov (Unaudited)

Background

The Goldman Sachs Buffered S&P 500 Fund – Mar/Sep and Goldman Sachs Buffered S&P 500 Fund – May/Nov (the “Funds”) are newly-organized investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced investment operations on February 28, 2023 and April 28, 2023, respectively. At a meeting held on June 14-15, 2022 (the “Meeting”) in connection with the Funds’ organization, the Board of Trustees, including all of the Trustees present who are not parties to the Funds’ investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by each Fund; a comparison of each Fund’s proposed management fee and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Funds that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Funds. Various information was also provided at a prior meeting at which the Funds were discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior meetings of the Trustees, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to each Fund by the Investment Adviser and its affiliates. The Trustees also considered information about each Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Funds’ portfolio managers were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Funds. In this regard, the Trustees noted that, although the Funds were new (and therefore had no performance data to evaluate), the Investment Adviser’s management of the Funds likely would benefit the Funds and their shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by each Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed information on the proposed management fees and each Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of each Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by each Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Funds’ shareholders would be investing in the Funds in part because of the Funds’ relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their shares if they believe that the Funds’ fees and expenses are too high or if they are dissatisfied with the performance of the Funds.

39

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Buffered S&P 500 Fund – Mar/Sep and Goldman Sachs Buffered S&P 500 Fund – May/Nov (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rates payable under the Management Agreement at the following annual percentage rates of the average daily net assets of each Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.50%

Next $1 billion	0.45%

Next $3 billion	0.43%

Next $3 billion	0.42%

Over $8 billion	0.41%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with each Fund and its shareholders as assets under management reach those asset levels. The Trustees considered each Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (h) the investment by the Funds of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (i) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Funds at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by each Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and each Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved with respect to each Fund.

40

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Buffered S&P 500 Fund — Jan/Jul, Goldman Sachs Buffered S&P 500 Fund — Mar/Sep and Goldman Sachs Buffered S&P 500 Fund — May/Nov (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(k)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

41

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. The Trustees noted that the Goldman Sachs Buffered S&P 500 Fund — Jan/Jul had launched on December 30, 2022, the Goldman Sachs Buffered S&P 500 Fund — Mar/Sep had launched on February 28, 2023, and the Goldman Sachs Buffered S&P 500 Fund — May/Nov had launched on April 28, 2023, and each Fund did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s

42

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees noted that the Goldman Sachs Buffered S&P 500 Fund — Jan/Jul had launched on December 30, 2022, the Goldman Sachs Buffered S&P 500 Fund — Mar/Sep had launched on February 28, 2023, and the Goldman Sachs Buffered S&P 500 Fund — May/Nov had launched on April 28, 2023, and each Fund did not yet have a meaningful performance history.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Goldman Sachs Buffered S&P 500 Fund — Jan/Jul	Goldman Sachs Buffered S&P 500 Fund — Mar/Sep	Goldman Sachs Buffered S&P 500 Fund — May/Nov

First $1 billion	0.50%	0.50%	0.50%

Next $1 billion	0.45	0.45	0.45

Next $3 billion	0.43	0.43	0.43

Next $3 billion	0.42	0.42	0.42

Over $8 billion	0.41	0.41	0.41

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (g) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (h) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

43

GOLDMAN SACHS VIT BUFFERED S&P 500 FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

44

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
John G. Chou
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust.

© 2023 Goldman Sachs. All rights reserved.

VITBSP500SAR-23 330601-OTU-1851787

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 24, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 25, 2023

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 25, 2023